UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Nasdaq, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
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2026
Proxy
Statement
APRIL 24, 2026
2026 NASDAQ PROXY STATEMENT
Our Story
Since the beginning, Nasdaq has had
disruption in its DNA. From pioneering
the world’s first electronic exchange
and building innovative indexes,
Nasdaq has evolved into a leading
technology platform that powers the
world’s economies.
Nasdaq serves as the trusted fabric of
the world's financial system. We
empower economic opportunity by
designing and deploying advanced
technology, data, and intelligence
solutions that enable our clients to
capture opportunities, navigate risk,
and strengthen resilience.
Dear Fellow Shareholders,
As our 2026 Annual Shareholder Meeting approaches, it is an honor to write to you as your Board of Directors. We thank you for your investment in Nasdaq and for the
The Company’s
exceptional
performance in 2025
demonstrates another
year of operational
excellence and
disciplined capital
allocation.
trust that it conveys. As the business achievements and governance principles described throughout this Proxy Statement indicate, we are relentlessly focused on the pursuit of Nasdaq’s sustained long-term success. Generating value for you remains at the core of everything we do.
The Company’s exceptional performance in 2025 demonstrates another year of operational excellence and disciplined capital allocation. Nasdaq’s acquisition of
Adenza became EPS accretive in the third quarter of 2025, less than 18 months after the closing of the acquisition and six months ahead of the initial target timeline. Nasdaq also delivered strong results across all divisions, expanded our operating leverage, generated robust cash flow, and achieved several major milestones that underscore the resilience of the business and the ability to deliver growth in a rapidly shifting and complicated environment.
Some of these highlights include:
•Surpassed $5 billion in annual net revenue (with $5.2 billion) and $4 billion in annual Solutions revenue for the first time in our history.
•Maintained our position as the #1 U.S. listing exchange by proceeds raised for the seventh straight year and welcomed $1.2 trillion of market value in listing transfers.
•Set new Index franchise records, with year-end AUM of $882 billion and net inflows of $99 billion over the twelve months ended December 31,
2025.
•Achieved record U.S. equities and U.S. options revenues in Market
Services. In the December Triple-Witch event, the closing cross executed record daily notional value of $233 billion.
•Achieved 14% annual growth in both Financial Technology revenue and
ARR while serving over 3,800 clients including 100% of Global
Systemically Important Banks.
•Increased our quarterly cash dividend by 13% to $0.27 per share.
•Repaid an aggregate of $826 million of outstanding debt, meeting
Nasdaq's deleveraging goal ahead of schedule.
•Returned more than $1.2 billion to shareholders through dividends and share repurchases.
•Proposed the trading of tokenized equity securities on Nasdaq's U.S.
markets, which was approved by the SEC in March 2026.
•Proposed 23/5 trading of U.S. equities with plans for implementation in the second half of 2026, which received regulatory approval in April
2026.
These accomplishments not only reflect the power, breadth, and durability of the
Company, but the momentum behind it.
Nasdaq continues to enhance our client solutions by incorporating AI in a secure and responsible manner. Our AI-first product strategy is built on a strong foundation of differentiators, including decades of experience innovating in a
2026 NASDAQ PROXY STATEMENT
highly regulated industry, a cloud-native platform underpinning mission-critical workflows, and gold-standard data embedded in the financial ecosystem. With unwavering focus on security and compliance, Nasdaq scaled AI across both our products and the enterprise in 2025. This included deploying AI solutions throughout our platform, and as of December 31, 2025, enabling more than 350
Verafin clients to adopt agentic AI workers, and integrating over 150 AI enterprise agents within the Company.
Driving long-term organizational performance in an increasingly complex environment requires the right mix of skills and experience in the boardroom.
Through purposeful refreshment, we have built a highly engaged, thoughtful, and proactive Board. Our 12 director nominees bring a wide variety of backgrounds, global perspectives, and the deep industry expertise we need to best anticipate risks and oversee the strategic direction of the Company. As the operating landscape continues to evolve, we regularly assess our Board’s composition, leadership structure, and governance practices to ensure they are closely aligned with the effective oversight of Nasdaq’s strategic priorities.
When it comes to executing those priorities, we have the utmost trust in Nasdaq’s leadership team. Ensuring we attract and retain the best people will always be critical to the Company’s success, and we remain actively focused on the high-
priority work of talent management oversight. We believe we have the right leadership team in place and are proud of the innovative, resilient, client-centric, and returns-driven culture they have created.
As we look ahead, we continue to see tremendous prospects for growth. We are incredibly confident in Nasdaq’s ability to lead with clarity, unlock new possibilities, and redefine the future of the global financial system.
Thank you again for your investment and belief in
Nasdaq and for the opportunity to serve as your Board.
Holden Spaht
Johan Torgeby
Toni Townes-Whitley
Jeffery W. Yabuki
Alfred W. Zollar
Melissa M. Arnoldi
Charlene T. Begley
Essa Kazim
Thomas A. Kloet
Kathryn A. Koch
Adena T. Friedman,
Chair and CEO
Michael R. Splinter,
Lead Independent Director
Dear Shareholders,
The global economy, and the financial system that underpins it, is entering a period of accelerated change. Artificial intelligence is driving a new wave of technological advancement that will reshape industries. Capital markets are contending with geopolitical fragmentation and rising volatility, alongside an ongoing shift toward always‑on markets. Smarter financial regulation is beginning to take shape in the
U.S., while globally the regulatory environment remains more complex.
These forces create a meaningful opportunity for Nasdaq to expand its impact as the trusted transformation partner to our clients. Technology, most notably AI, is a powerful accelerant that unlocks productivity, insight, and efficiency at scale, while also increasing the sophistication and reach of our solutions. Navigating this environment requires infrastructure that is not only innovative, but resilient, trusted, and designed to evolve.
Nasdaq is built for this moment. As financial systems become more real‑time and more interconnected, our growing role in the global economy reinforces our position as the trusted fabric of the financial system.
Delivering for Shareholders
Nasdaq is built for this
moment. As financial
systems become more
real‑time and more
interconnected, our
growing role in the global
economy reinforces our
position as the trusted
fabric of the financial
system.
Adena T. Friedman
Chair and CEO
Nasdaq, Inc.
2025 was marked by strong organic growth, accelerated innovation, and disciplined execution in a complex operating environment. We surpassed $5 billion in annual net revenue for the first time - delivering $5.2 billion in total - exceeded
$4 billion in Solutions revenue, achieved record performance across our Index and
Market Services franchises, and delivered another exceptional year in Listings, including a record $1.2 trillion of market value in listing transfers. We also earned credit rating upgrades from both Moody’s and S&P.
In 2025, we took important steps to ensure Nasdaq is not only prepared for this period of transformation, but positioned to lead. We continued to invest in how markets function, advancing plans to extend trading hours and taking concrete steps to integrate tokenization into the regulated public markets framework. As part of this work, we are advancing our proposal to trade tokenized securities and developing an equity token design that protects issuers’ ownership rights while upholding market integrity.
Through our One Nasdaq strategy, we deepened client relationships, accelerated cross-sells across the company, and extended our footprint to serve critical players across the financial industry, including every systemically important global bank. We embedded AI more deeply across our business, including with the introduction of our Agentic AI Workforce to help institutions address the growing scale and sophistication of financial crime.
2026 NASDAQ PROXY STATEMENT
A Leading Global Technology Platform
Today, Nasdaq is a leading global technology platform that powers the world’s economies. We serve as the trusted fabric of the world’s financial system and deploy the technology, data, and advanced analytics that enable market participants to capture opportunities, navigate risk, and strengthen resilience.
At the foundation of our platform are integrated client solutions embedded directly into critical workflows across trading, risk management, compliance, surveillance, listings, and data consumption. Built on this foundation is our embedded global client community, spanning approximately 10,000 corporates,
5,000 institutional investors, 3,800 financial institutions, and 135 markets and regulators. Through our client community, we generate powerful network effects and insights drawn not only from data, but also from collective intelligence. At the core of our solutions is our gold-standard data, generated by activity across the full life cycle of the global financial system. This data is distinguished by its proprietary nature, and our ability to activate it on behalf of our clients.
Underpinning it all is our engineering excellence and One Nasdaq operating model, a capability that enables us to scale innovation and deliver for our clients.
Our platform provides a clear, disciplined, and exciting growth strategy, particularly in the age of AI. We are expanding our existing solutions across new clients and geographies, while deepening penetration in the markets where we operate. We are evolving our business through new technologies, partnerships, and delivery models that bring forward revenue from our total addressable market. And we are transforming the industry—developing new solutions that extend our capabilities, grow our addressable markets, and reinforce our role at the center of the global financial system. Taken together, this approach positions us to deliver consistent organic growth and generate significant free cash flow while continuing to invest in innovation.
As markets evolve and complexity increases, we are well-positioned to create long-term value for shareholders and to play an even more important role in supporting the integrity and vitality of the global financial system.
On behalf of the entire Nasdaq team, thank you for your continued support of our business and our vision.
Sincerely,
Adena T. Friedman
Chair and CEO
Nasdaq, Inc.
Acronyms and Certain Defined Terms

AI	Artificial Intelligence
ARR	Annualized Recurring Revenue
AUM	Assets Under Management
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CIO	Chief Information Officer
COBRA	Consolidated Omnibus Budget Reconciliation Act
CTO	Chief Technology Officer
ECIP	Executive Corporate Incentive Plan
EPS	Earnings Per Share
Equity Plan	Nasdaq’s Equity Incentive Plan
ERM	Enterprise Risk Management
ESPP	Employee Stock Purchase Plan
ETP	Exchange Traded Product
EVP	Executive Vice President
Exchange Act	Securities Exchange Act of 1934, as amended
FASB ASC Topic 718	Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation”
FAQ	Frequently Asked Questions
Form 10-K	Nasdaq’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2025, as filed with the SEC on February 12, 2026
GAAP	U.S. Generally Accepted Accounting Principles
GICS	Global Industry Classification Standard
IPO	Initial Public Offering
M&A	Mergers and Acquisitions
NEO	Named Executive Officer
P&L	Profit & Loss
PCAOB	Public Company Accounting Oversight Board
PSU	Performance Share Unit
RSU	Restricted Stock Unit
S&P	Standard & Poor’s
SEC	U.S. Securities and Exchange Commission
SVP	Senior Vice President
TSR	Total Shareholder Return
VP	Vice President
2026 NASDAQ PROXY STATEMENT

2026 NASDAQ PROXY STATEMENT
About Nasdaq
The Trusted Fabric of the Financial System
We architect the world’s most modern markets by delivering scalable and agile infrastructure that enables deeper liquidity and more seamless flows of capital across markets globally. We power the innovation economy by integrating infrastructure, data, and innovative investment products that enable innovators to scale and investors to allocate with confidence. We build trust in the financial system by delivering intelligent solutions that help institutions detect risk early, respond with precision, and protect the integrity of their operations.
Our Solutions
Market Services
Advancing the modernization of
markets to create trusted financial
networks enabling markets to reach
their full potential.
Our Foundational Pillars
Architecting the World's Most Modern Markets
Capital Access Platforms
Enhance liquidity by modernizing markets with innovative
technology.
Enabling economic growth through
access to capital and transparency, and
helping clients navigate  capital markets
and drive governance excellence.
Building Trust in the Financial System
Provide mission critical solutions that allow our clients to address key focus areas across financial crime, regulatory
compliance and reporting, and risk management.
Financial Technology
Providing world-class technology to
solve the biggest challenges across
risk management, regulatory
compliance, and capital markets
workflows and infrastructure.
Powering the Innovation Economy
Develop the world’s best listing ecosystem to provide
liquidity to innovators and issuers, and build an Index
business that allows investors to access the world’s
most valuable companies and innovative investment
strategies.

Our People
Our Purpose
To Empower Economic Opportunity
We continued to strengthen our commitment to, and
investment in, attracting, retaining, developing, and motivating our employees during 2025. With a 94% participation rate, our most recent engagement survey results reached a record high
rating of 81% favorable, with 14% neutral, placing us in the top
10% of tech companies. Additional information regarding our
human capital management matters can be found in our annual
Sustainability Report and our Form 10-K.
Our Vision
Innovation
Nasdaq seeks to hire and develop world-class and innovative
talent across the globe. We continue to invest in professional development for our employees, with an emphasis on AI in
2025. We facilitated workshops, piloted AI-powered agent
solutions, and established our “AI Champions” community.
These efforts further embedded digital skills into our culture and operations, with a significant portion of employees
participating in AI training and enablement programs, allowing us to enhance our offerings.
We will be the trusted fabric of the world's financial
system.
Our Value Proposition
Integrity
We deliver world-leading platforms that advance the
liquidity, transparency, and integrity of the global
economy.
Our commitment to integrity remains at the center of all we do, and based on our regular engagement surveys, our employees
are proud to work at Nasdaq. Additional information on
operating with integrity can be found under Governance —
Other Policies and Practices - Ethics and Compliance.

2026 NASDAQ PROXY STATEMENT
Delivering for Our Shareholders
2025 Business Results
10%
$882B
$5.2B
Period end ETP AUM
at December 31, 2025
ARR growth over the
fourth quarter of 2024
Net revenue1
$2.3B
>$24B
Operating
cash flow
Total proceeds raised from eligible
U.S. operating company IPOs
Value Creation
Diluted EPS3
Total Shareholder Return2
■  GAAP  ■ NON-GAAP
■  NDAQ  ■ S&P 500
Operating Margin
Operating Income
■ GAAP  ■ NON-GAAP
■  GAAP  ■ NON-GAAP
13%
>$1.2B
$826M
Increase to quarterly
dividend in 2025
Returned to shareholders in dividends
and share repurchases in 2025
Repayment of outstanding
indebtedness
1.Represents revenue less transaction-related expenses.
2.For purposes of the TSR shown on this page, TSR represents the change in value of the security or index including both price appreciation or depreciation and reinvested cash dividends of the respective security or index over the period indicated. All periods shown here are calculated using an end date of
December 31, 2025.
3.The increase in our GAAP and non-GAAP diluted EPS for 2025 as compared with 2024 was primarily due to the acquisition of AxiomSL and Calypso.

Meeting Notice
Virtual Meeting Logistics

Date	Time	Where
Wednesday, June 10, 2026	8:00 a.m., Eastern Time	virtualshareholdermeeting.com/NDAQ2026
Items of Business
1.To elect 12 directors for a one-year term
2.To approve the Company’s executive compensation on an advisory basis
3.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026
4.To consider any other business that may properly come before the Annual Meeting, and any adjournment or postponement of the meeting
Important Meeting Information
Record Date
Shareholders of record as of April 13, 2026 will be eligible to vote at and participate in the Annual
Meeting using the 16-digit control number included on your Notice of Internet Availability of Proxy
Materials, voter instruction form, or proxy card.
A Notice of Internet Availability of Proxy Materials will be mailed on or about April 24, 2026.
Asking Questions
Prior to the Annual Meeting, shareholder questions can be submitted at proxyvote.com.
During the meeting, questions may be submitted in the question box provided at
virtualshareholdermeeting.com/NDAQ2026.
Replays
A replay of the Annual Meeting will be posted as soon as practical at ir.nasdaq.com along with answers to shareholder questions pertinent to meeting matters that are received before and during the Annual Meeting that cannot be answered due to time constraints. The replay will be available for one year following the Annual Meeting.
Voting
Your vote is important to us. Please promptly vote your shares as soon as possible by internet, telephone, or returning your proxy card.
To express our appreciation for your participation, Nasdaq will make a $1 charitable donation to
Accion on behalf of every unique holder that votes.
By Order of the Board of Directors,
Erika Moore
SVP, Chief Governance and Corporate Compliance Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2026
Nasdaq’s 2026 Proxy Statement and Form 10-K are available at: ir.nasdaq.com or proxyvote.com

2026 NASDAQ PROXY STATEMENT
Voting Summary
This summary of proposals and recommendations is intended to provide a general overview of voting matters and may not contain all the information that is important to you. Please review this entire Proxy Statement, as well as our
Form 10-K, prior to voting.

Proposal		Recommendation

1.	Election of Directors	FOR
Elect 12 directors to hold office until the 2027 Annual Meeting.

The Nominating & Governance Committee has recommended, and the Board has nominated, 12 directors for election at the Annual Meeting to hold office until the 2027 Annual Meeting. We have built a highly engaged, independent
Board with broad and diverse experience that is committed to representing the long-term interests of our shareholders.

2.	Advisory Vote to Approve Executive Compensation	FOR
Approve, on an advisory (non-binding) basis, the 2025 compensation of the Company’s NEOs.

Our Board and the Management Compensation Committee are committed to executive compensation programs that align with our strategic priorities, business objectives, and shareholder interests. Compensation decisions are based on Nasdaq’s financial and operational performance and reflect a continued emphasis on variable, at-risk compensation paid over the long-term.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Audit & Risk Committee is directly responsible for the annual review, compensation, retention, and oversight of our independent external auditor.
The Audit & Risk Committee, and our Board, believe that the continued
retention of Ernst & Young LLP is in the best interests of Nasdaq and its shareholders.

How to Vote
Use any of the following methods and your 16-digit control number:

Online	By Phone	By Mail	Attend the Annual Meeting
Visit proxyvote.com Visit 24/7	Call +1 800 690 6903 in the U.S. or Canada to vote your shares	Cast your ballot, sign your proxy card, and return by postage-paid envelope	Vote during the meeting by following the instructions on the website

Vote to Make
a Difference.
Every vote counts. To express our appreciation
for your participation, Nasdaq will make a $1
charitable donation to Accion on behalf of every
unique shareholder that votes.
Accion is a global nonprofit dedicated to
improving the lives of underserved people by
building innovative and responsible financial
solutions, powering financial inclusion through
digital technology.
Shareholder
Engagement

Accountability to our shareholders is not just a mark of good corporate governance – it is a critical component of our success. Fostering long-term relationships and maintaining trust with our shareholders is a key priority for both management and the
Board.
Year-round Engagement
We maintain active shareholder outreach and engagement throughout the year, offering a continuous cycle of feedback and response.
Our Investor Relations and Corporate Secretary teams provide periodic updates throughout the year to our shareholders, driving awareness of our performance, significant corporate governance matters, sustainability initiatives, and changes in our
Board and executive management.
Our comprehensive engagement program also features year-round investor relations outreach efforts through investor conferences, non-deal roadshows, and meetings on a regular basis. We strive to engage with a broad set of investors ranging from large institutions to smaller and mid-sized firms, pension funds, endowments, and family offices, as well as individual investors. We aim to obtain their input on key matters and hear from them on the issues that matter most.
Shareholder feedback provides our Board and management with valuable insights on our business strategy and performance, corporate responsibility, and executive compensation, among many other topics. This feedback informs various business decisions and helps us more effectively tailor the information we disclose to the public.
Webcasts of management’s presentations at industry or investor conferences are generally made available to investors and are accessible for a period of time at
ir.nasdaq.com.
The key components of our investor outreach are described below.
Investor Day
At our biennial Investor Day, Nasdaq’s CEO, CFO, and other members of the senior leadership team provide an update on our vision, strategy, and outlook, including a detailed overview of each business division, and our financial and operational performance. Question and answer sessions also are held with members of our senior management team and the investment community throughout the day. Our Investor
Day is an important opportunity to demonstrate the breadth of our leadership team, offer our current and prospective shareholders a deeper understanding of the
Company and its opportunities, and build confidence across all stakeholder groups in our strategy and our plans to drive resilient and scalable growth.
This event was most recently held in February 2026 at Nasdaq’s New York headquarters and was also broadcast via live webcast. Replays and materials were made available on our investor relations website following the event.
More than 650 members of the investment community attended our 2026 Investor Day, either in person or virtually through the webcast. Management discussed our 2026 strategic priorities and how Nasdaq has transformed into a leading technology platform that powers the world’s markets and safeguards trust in the financial system.

We are committed to
constructive, honest,
and year-round
engagement with our
shareholders, including
portfolio managers and
investment
stewardship teams—
and our Corporate
Governance Guidelines
codify our Board’s
commitment to
oversight of
shareholder
engagement.

2026 NASDAQ PROXY STATEMENT
Nasdaq’s senior leadership team outlined three strategic priorities that drove our exceptional results in 2025:
•Integrate, by surpassing our expanded efficiency program net expense target, with over $160 million in expense efficiencies actioned as of the end of 2025, as compared to the $80 million net expense synergies goal announced with the acquisition of AxiomSL and Calypso;
•Innovate, by continuing our efforts to modernize markets, including through the submission of proposals to the SEC to both facilitate the trading of tokenized securities (approved in March 2026) and enable 23/5 trading
(approved in April 2026), as well as continuing to develop and implement AI product enhancements across our offerings; and
•Accelerate, by continuing to deliver on our One Nasdaq strategy through cross-sell wins across Financial Technology, enabling us to remain on track to surpass $100 million in run-rate revenue from cross-sells by exit 2027.
Management also discussed how our strong cash flow drives our disciplined capital allocation strategy, including our deleveraging plan, increases to our quarterly dividend, and our continued share repurchases through our previously announced Board-
authorized share repurchase program.
Looking ahead, management unveiled our new growth pillars of “Expand, Evolve, and
Transform.” These pillars will underpin our organic growth opportunity across our divisions.  The “Expand” pillar includes our plans to drive growth from our existing solutions to new clients and geographies, while “Evolve” targets our use of AI to implement innovative technology, partnerships, and delivery models. “Transform”
addresses our goal to develop new solutions that advance capabilities beyond our existing portfolio, including through tokenization and Always-On markets with 23/5 trading.
Annual Meeting of Shareholders
Our Annual Meeting of Shareholders is conducted virtually through a live webcast and online shareholder tools. This structure promotes shareholder attendance and participation, enabling shareholders to participate fully and equally from any location worldwide, free of charge. The virtual format saves the Company and shareholders costs associated with in-person shareholder meetings, and enhances shareholder access, participation, and communication. Given our global footprint, we believe this is the right choice. We have designed our virtual meeting to enhance shareholder participation and protect shareholder rights.
Transparent and Informed Governance Practices
Shareholder input is regularly shared with our Board, Board Committees, and management. In addition to shareholders’ feedback, the Nominating & Governance
Committee considers corporate governance trends and best practices, including the practices of our peers and other large companies, and regularly reviews the voting results of our shareholder meetings.

2025 by the Numbers
Meaningful Actions
BROAD INVESTOR OUTREACH
Our continuous engagement and ongoing dialogue with the
investment stewardship teams of our institutional investors, as well as our other shareholders, through various forums and
27
formats throughout the year led to enhancements in our
corporate governance, corporate strategy, human capital
management, sustainability initiatives, and disclosures. Our key investor conferences
responsive actions are highlighted below.
430+
Corporate Strategy
✓Our One Nasdaq strategy drove robust growth across all
three of our business segments, with Solutions revenue
investor meetings (individual and group)
increasing 12% compared to 2024, and Market Services
setting new net revenue records while launching proposals
to advance the modernization of markets.
DEPTH OF ENGAGEMENT
✓Accelerated our vision to become the trusted fabric of the
330+
world’s financial system. We continued product
enhancements to our offerings and solutions, including
deploying over 150 AI enterprise agents in daily use and
enabling over 350 clients to adopt AI agentic workers, and
unique institutional investment firms
leveraged our infrastructure and connectivity of deploying
workloads to the cloud to deliver cloud-based solutions to
our customers.
Met with shareholders representing
55%
Corporate Governance
✓Conducted active year-round planning for director
succession and Board refreshment, including a review and
of our outstanding shares (as of 12/31/2025)
analysis of the skills, attributes, and expertise for future
Board nominees.
✓Updated Nasdaq’s Amended and Restated Certificate of
Incorporation and By-Laws to modernize certain provisions
and provide operational flexibility.
✓Continued our in-house director education series for the
Board, as well as targeted education on sustainability topics for our Nominating & Governance Committee.
Shareholder Returns and Capital Deployment
✓Increased our regular quarterly dividend by 13% to $0.27
per share in 2025, consistent with our Board’s intent to
provide shareholders with regular and increasing dividends
as earnings and cash flows increase. We returned more than
$600 million to shareholders in 2025 through our dividends.
✓Repaid an aggregate of $826 million of outstanding debt in
2025. We met our previously announced deleveraging goal
16 months early, reflecting our strong efforts to reduce
indebtedness following the acquisition of AxiomSL and
Calypso.
✓Repurchased more than $600 million of shares of common
stock, which includes both opportunistic share repurchases
throughout the year and share repurchases to offset dilution from employee stock compensation vesting. In February
2026, our Board approved an increase to our share
repurchase program authorization to $3.0 billion.
Our
Board
Proposal 1:
Election of Directors
The Board unanimously recommends that shareholders vote FOR each nominee to serve as a director.
The business and affairs of Nasdaq are managed under the direction of our Board. Our directors have diverse backgrounds, attributes, and experiences that provide valuable insights for the Board’s oversight of the Company.
Pursuant to our Amended and Restated Certificate of Incorporation and By-Laws and based on our governance needs, the Board determines the total number of directors. The Board is authorized to have 12 directors following our 2026 Annual Meeting.
Each of the 12 nominees identified in this Proxy Statement has been nominated by our Nominating & Governance
Committee and Board for election to a one-year term expiring at our 2027 Annual Meeting of Shareholders. Each elected director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, disability, disqualification, removal, or resignation. All nominees have consented to be named in this Proxy
Statement and to serve on the Board, if elected.
In an uncontested election, our directors are elected by a majority of votes cast at any meeting for the election of directors at which a quorum is present. This election is an uncontested election, and therefore, each of the 12 nominees must receive the affirmative vote of a majority of the votes cast to be duly elected to the Board. Any shares not voted, including as a result of abstentions or broker non-votes, will not impact the vote.
Our Corporate Governance Guidelines require that, in an uncontested election, an incumbent director must submit an irrevocable resignation as a condition to his or her nomination for election. If an incumbent director fails to receive the requisite number of votes in an uncontested election, the irrevocable resignation becomes effective and such resignation will be considered by the Nominating & Governance Committee, which will recommend to the full
Board whether or not to accept the resignation. The Board will act on the Nominating & Governance Committee’s recommendation and disclose publicly its decision-making process with respect to the resignation. Each of the incumbent directors has submitted an irrevocable resignation.
Current Board members, from left to right: Essa Kazim, Alfred W. Zollar, Holden Spaht, Charlene T. Begley, Toni Townes-Whitley, Adena T. Friedman,
Thomas A. Kloet, Michael R. Splinter, Kathryn A. Koch, Jeffery W. Yabuki, Johan Torgeby, and Melissa M. Arnoldi.

2026 NASDAQ PROXY STATEMENT
Director Nominees1

Melissa M. Arnoldi, 53
Director Since: 2017 | Non-Industry; Public
EVP and General Manager for Business
Solutions, AT&T, Inc.
Other Public Company Boards: 0
Committee Memberships:
•Finance
•Management Compensation

Charlene T. Begley, 59
Director Since: 2014 | Non-Industry; Public
Retired SVP and CIO, General Electric Company
Other Public Company Boards: 2
Committee Memberships:
•Audit & Risk
•Nominating & Governance (Chair)

Adena T. Friedman, 56 Director Since: 2017 | Staff Chair and CEO, Nasdaq Other Public Company Boards: 0 Committee Memberships: •Finance	Essa Kazim, 67 Director Since: 2008 | Non-Industry Governor, Dubai International Financial Centre Other Public Company Boards: 1 Committee Memberships: •Finance

Thomas A. Kloet, 67 Director Since: 2015 | Non-Industry; Public Retired CEO and Executive Director, TMX Group Limited Other Public Company Boards: 0 Committee Memberships: •Audit & Risk (Chair)	Kathryn A. Koch, 45 Director Since: 2024 | Non-Industry; Public President and CEO, The TCW Group, Inc. Other Public Company Boards: 0 Committee Memberships: •Management Compensation

Holden Spaht, 51 Director Since: 2023 | Non-Industry; Public Managing Partner, Thoma Bravo Other Public Company Boards: 0 Committee Memberships: •Finance
Michael R. Splinter, 75
Director Since: 2008 | Non-Industry; Public
Retired Chairman and CEO,
Applied Materials, Inc.
Other Public Company Boards: 3
Committee Memberships:
•Management Compensation
•Nominating & Governance

Johan Torgeby, 51 Director Since: 2022 | Non-Industry President and CEO, Skandinaviska Enskilda Banken (SEB) Other Public Company Boards: 1 Committee Memberships: •Finance (Chair)
Toni Townes-Whitley, 62
Director Since: 2021 | Non-Industry; Public
Former CEO, Science Applications
International Corp. (SAIC)
Other Public Company Boards: 0
Committee Memberships:
•Audit & Risk
•Management Compensation

Jeffery W. Yabuki, 66
Director Since: 2023 | Non-Industry; Public
Chairman and CEO, InvestCloud
Chairman and Founding Partner,
Motive Partners
Other Public Company Boards: 2
Committee Memberships:
•Management Compensation (Chair)
•Nominating & Governance

Alfred W. Zollar, 71
Director Since: 2019 | Non-Industry; Public
Former Executive Partner,
Siris Capital Group, LLC
Other Public Company Boards: 2
Committee Memberships:
•Audit & Risk
•Nominating & Governance

LEAD
INDEPENDENT
DIRECTOR
1.To ensure that balanced viewpoints are represented on our Board of Directors, Nasdaq’s By-Laws require that all directors be classified as: Industry Directors; Non-
Industry Directors, which may be further classified as either Issuer Directors or Public Directors; or Staff Directors. The requirements for each classification are outlined in our By-Laws.

Director Identification and
Evaluation
In evaluating individual Director nominations and renominations, the Nominating & Governance Committee considers many
factors, including, among other things:
•the individual’s educational and professional background
and personal accomplishments;
•an independent mindset that constructively challenges the
status quo and provides a strong view of the future;
•the ability to devote sufficient time and attention to
effectively serve on the Board;
•the requirements in our By-Laws;
•diversity of backgrounds, experiences, leadership, and
skills;
•a client experience orientation;
•a broad understanding of the global economy, capital
markets, finance, and other disciplines relevant to the
success of a large publicly traded financial technology
company, including cybersecurity; and
•a general understanding of Nasdaq’s business and
technology.
The Nominating & Governance Committee evaluates each
individual candidate in the context of the Board as a whole, with the objective of maintaining a group of directors that can further the success of our businesses, while representing the interests of shareholders, employees, and the communities in which the
Company operates. In determining whether to recommend a
Board member for re-election, the Nominating & Governance
Committee also considers the director’s participation in and contributions to the activities of the Board, the results of the most recent Board and Committee assessment, and attendance
at meetings.
The Board and the Nominating & Governance Committee
believe all director nominees embody our corporate values and exhibit the characteristics below:
•a commitment to long-term value creation for our
shareholders;
•an appreciation for shareholder feedback;
•high regard for personal and professional ethics;
•a proven record of success;
•a commitment to the integrity of affiliated self-regulatory organizations;
•sound business judgment;
•a strategic vision and leadership experience;
•knowledge of the financial services and technology
industries;
•sufficient time to devote to Board service; and
•an appreciation of multiple perspectives.

2026 NASDAQ PROXY STATEMENT
Board Composition
Our director nominees represent a wide range of diverse backgrounds, experiences, leadership, and skills that together embody the knowledge relevant to Nasdaq’s strategic long-term vision and global operations.
Independence
Board Tenure
Age Range
92%
Independent
60
Average Age
8.4
Average Years
45
Years
75
Years
0-5 Years
11+ Years
6-10 Years
Board Diversity Matrix
The following matrix includes all directors as of April 24, 2026. For our prior year’s matrix, please see our 2025 Proxy
Statement.

Total Number of Directors	12

	Female	Male	Non- Binary	Did not Disclose Gender

Part I: Gender Identity
Directors	5	7	-	-
Part II: Demographic Background
African American or Black	1	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	4	5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Skills and Expertise Matrix
The following matrix highlights the mix of key skills and expertise, that among other factors, led the Board and the
Nominating & Governance Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director nominee. The absence of a mark does not mean that a particular director does not possess that qualification or skill.
Townes-Whitley
Kloet
Spaht
Koch
Splinter
Torgeby
Yabuki
Zollar
Arnoldi
Begley
Kazim
Friedman

Capital Markets: Deep industry knowledge of the capital markets landscape helps us execute our strategy, expand client relationships, accelerate growth, and deliver strong shareholder returns.

Client Experience: Expertise in enhancing and transforming customer service experiences is critical to overseeing our client- first approach.

Corporate Governance: Experience on other public company boards provides insight into developing practices consistent with our commitment to corporate governance.

Cybersecurity: Experience in understanding the impact of the cybersecurity threat landscape on our business and that of our clients is crucial to an effective risk management program.

Financial: A deep understanding of financial and accounting metrics is essential to overseeing our performance.

Global Leadership: Experience in a leadership position at a global company provides practical insight into the skills needed to advance the corporate strategy and enhances the ability to
recognize those skills in others.

Human Capital Management: Experience in organizational management, compensation programs, talent development, and corporate culture helps the board effectively oversee our People strategy.

M&A: Experience with assessing and executing on new opportunities is crucial for overseeing tactical and strategic M&A transactions.

Risk Management: Operating in a complex regulatory and risk
environment necessitates skillful oversight of the identification, evaluation, and prioritization of risks and the development of comprehensive policies and procedures to effectively mitigate risk and manage compliance.

Technology & Innovation: Experience in traditional, new, and emerging technologies, including AI and cloud, is core to understanding our business as an innovative technology leader.

2026 NASDAQ PROXY STATEMENT
Board Refreshment and Nominations
The selection of qualified directors is key to ensuring that the Board fulfills its mission. We believe our director nominees—
individually and collectively—possess the right skills, qualifications, experience, and tenure needed for the successful oversight of
Nasdaq’s strategy and enterprise risks.
The Nominating & Governance Committee oversees and plans for director succession and refreshment of the Board to promote and support our long-term vision. In doing so, the Committee takes into consideration the corporate strategy and the overall needs, composition, and size of the Board, as well as the criteria adopted by the Board regarding director qualifications.
The Nominating & Governance Committee considers possible candidates suggested by Board members, shareholders, and senior management. In addition to submitting suggested nominees to the Nominating &
Governance Committee, a Nasdaq shareholder may nominate a person for election as a director, provided the shareholder follows the procedures specified in Nasdaq’s By-Laws.
The Nominating & Governance Committee reviews all candidates in the same manner, regardless of the source of the recommendation. In addition, the Nominating & Governance Committee may engage a third-party search firm from time to time to assist in identifying and evaluating qualified candidates.
Director Nominees by Shareholders
We are obligated by stockholders’ agreements with each of Borse Dubai and Investor AB to nominate and generally use best efforts to cause the election to the Nasdaq Board of one individual designated by each such shareholder, as long as such shareholder continues to hold at least 10% of Nasdaq’s outstanding shares. For Borse Dubai, the number of outstanding shares used for purposes of this calculation is as of March 19, 2024, the date of the most recent amendment to our stockholders’ agreement with Borse Dubai. His Excellency Kazim is the individual designated by Borse Dubai as its nominee, and Mr. Torgeby is the individual designated by Investor AB as its nominee.
Director Recruitment Process

Board composition is regularly analyzed to ensure alignment with strategy.

Nominating & Governance Committee develops a list of desired skills, expertise, and attributes for the next director nominee, considering the Company’s strategic evolution, the results of the annual Board assessment, anticipated director turnover, and other factors.

Nominating & Governance Committee reviews candidate recommendations from directors, management, and other stakeholders and determines whether to approach potential candidates.

Nominating & Governance Committee interviews potential candidates, evaluates their fit for the Board, reviews conflicts and independence, and makes recommendations to the Board.

Board of Directors has the opportunity to interview recommended candidates and approves nominees.

Shareholders vote on nominees at Nasdaq’s Annual Meeting.
Implementation: Five new directors have been nominated to serve on our Board over the last five years—each bringing a fresh perspective, varied background, and unique skill set.

Director Biographies
The following is additional information about each of the director nominees, including career highlights, director positions held currently or at any time during the last five years, and the specific qualifications, experience, or skills that led the Nominating & Governance Committee and our public company Board to determine that the nominee should serve as one of our directors. Each of our nominees was last elected by shareholders at the 2025 Annual
Meeting of Shareholders.
Melissa M. Arnoldi
EVP and General Manager for Business Solutions, AT&T Inc.
Age: 53
Director Since: 2017
Independent
United States
Committee Membership
•Finance
•Management
Compensation
Career Highlights
Melissa M. Arnoldi has been the EVP and General Manager for Business Solutions with P&L responsibility for
AT&T’s $31 billion Business Solutions portfolio since July 2024. AT&T Business serves nearly 2.5 million business customers around the globe across private and government sectors, including nearly all Fortune 1000 companies. In her prior role, from August 2021 to June 2024, Ms. Arnoldi was the Chief Customer Officer for
AT&T Consumer, leading field technician and contact center teams that supported 180 million annual customer interactions. She was also responsible for Billing Operations, Fraud, and Compliance. From September 2018 to
July 2021, she served as the CEO of Vrio Corp., a multibillion-dollar AT&T digital entertainment services company in Latin America with more than 9,000 employees across 11 countries during her tenure. Prior to that,
Ms. Arnoldi served in various capacities at AT&T Inc. since 2008. This included President of Technology &
Operations where she was responsible for the company’s global technology, software development, supply chain, network and cybersecurity operations and chief data office, as well as AT&T’s Intellectual Property group,
Labs and Foundries. Before joining AT&T, Ms. Arnoldi was a senior executive at Accenture from 1996 to 2008.
Impact on Board
•Innovative technology leader with experience in cybersecurity, software development, and network operations
•Broad expertise in providing a superior customer experience
•Strategic thinker with global business and operational capabilities
Select Professional and Community Contributions
•Director of LevelBlue
•Former Director of Sky Mexico
•Former Director of the Girl Scouts of Northeast Texas
•Former Member of the National Action Council for Minorities in Engineering

2026 NASDAQ PROXY STATEMENT
Charlene T. Begley
Retired SVP and CIO, General Electric Company
Age: 59
Director Since: 2014
Independent
United States
Committee Membership
•Audit & Risk
•Nominating & Governance
(Chair)
Career Highlights
Charlene T. Begley served in various capacities for the General Electric Company, a diversified infrastructure and financial services company, from 1988 to 2013. Ms. Begley served in a dual role as SVP and CIO, as well as President and CEO of GE’s Home and Business Solutions, from January 2010 to December 2012. Previously, Ms. Begley served as President and CEO of GE’s Enterprise Solutions from 2007 to 2009. At GE, Ms. Begley served as President and
CEO of GE Plastics and GE Transportation. She also led GE’s corporate audit staff and served as CFO for GE
Transportation and GE Plastics Europe and India.
Impact on Board
•Extensive leadership experience of highly complex and global industrial, consumer, and technology businesses
•Significant risk management experience as a member of the executive-level Risk Management
Committee at GE
•Broad financial and audit expertise from prior roles at GE and service on the audit committees of several public companies
Current Public Company Boards
•Hilton Worldwide Holdings Inc.: Audit Committee (Chair), Nominating & Corporate Governance
Committee
•SentinelOne, Inc.: Audit Committee (Chair)

Adena T. Friedman
Chair and CEO, Nasdaq
Age: 56
Director Since: 2017
United States
Committee Membership
•Finance
Career Highlights
Adena T. Friedman has served as CEO since January 1, 2017 and became Chair of the Board on January 1, 2023.
Previously, Ms. Friedman served as President and Chief Operating Officer from December 2015 to December 2016 and
President from June 2014 to December 2015. Ms. Friedman served as CFO and Managing Director at The Carlyle Group, a global alternative asset manager, from March 2011 to June 2014. Prior to joining Carlyle, Ms. Friedman was a key member of Nasdaq’s management team for over a decade including as head of data products, head of corporate strategy, and CFO.
Impact on Board
•More than 30 years of industry leadership and expertise, including over nine years as Nasdaq’s CEO
•Significant contributions that shaped Nasdaq’s strategic transformation to a leading global exchange and technology solutions company with operations on six continents
•Deep strategy, financial, M&A, and product development experience
Select Professional and Community Contributions1
•Member of the Vanderbilt University Board of Trust
•Director of the Business Roundtable and Chair of the Business Roundtable’s Technology Committee
•Former Director of the Federal Reserve Bank of New York
1  Intuit Inc. has announced that Ms. Friedman will join its Board of Directors, effective August 1, 2026.

2026 NASDAQ PROXY STATEMENT
Essa Kazim
Governor, Dubai International Financial Centre
Age: 67
Director Since: 2008
Independent
United Arab Emirates
Committee Membership
•Finance
Career Highlights
His Excellency Essa Kazim is the Governor of Dubai International Financial Centre, having joined the Centre in January
2014. He is the Chairman of Borse Dubai and DP World, and he was the Chairman of Dubai Financial Market through
November 2021. H.E. Kazim began his career as a Senior Analyst in the Research and Statistics Department of the
UAE Central Bank in 1988 and then moved to the Dubai Department of Economic Development as Director of Planning
and Development in 1993. He was then appointed as Director General of the Dubai Financial Market from 1999 to
2006.
Impact on Board
•Extensive leadership of a complex regulated business in the financial services industry
•Broad knowledge of international markets with experience in finance, accounting, and corporate strategy
•Global perspective, as well as a representative of a large shareholder
Select Professional and Community Contributions
•Deputy Chairman of the Supreme Legislation Committee in Dubai
•Member of the Dubai Securities and Exchange Higher Committee
•Member of the Dubai Supreme Fiscal Committee
•Board Member of the Dubai Free Zones Council
Current Public Company Boards
•Emirates Telecommunications Group Company PJSC (Vice Chairman): Nomination and Remuneration
Committee, Risk Committee

Thomas A. Kloet
Retired CEO and Executive Director, TMX Group Limited
Age: 67
Director Since: 2015
Independent
United States
Committee Membership
•Audit & Risk (Chair)
Career Highlights
Thomas A. Kloet was the first CEO and Executive Director of TMX Group Limited, the holding company of the
Toronto Stock Exchange, TSX Venture Exchange, Montreal Exchange, Canadian Depository for Securities, Canadian
Derivatives Clearing Corporation, and BOX Options Exchange, from 2008 to 2014. Previously, he served as CEO of the Singapore Exchange and as a senior executive at Fimat USA (a unit of Société Générale), ABN AMRO, and Credit
Agricole Futures, Inc. He also served on the boards of CME and various other exchanges worldwide. Mr. Kloet is a
CPA and a member of the AICPA.
Impact on Board
•Leadership of complex regulated businesses in the financial services industry
•Broad knowledge of international markets with experience in finance, accounting, and corporate strategy
•Significant experience in risk management, as well as clearinghouse, central depository, and broker-
dealer operations at executive and board levels in North America and Asia
Select Professional and Community Contributions
•Chair of the Boards of Nasdaq’s U.S. exchange subsidiaries
•Chair of the Board of Northern Funds and Northern Institutional Funds
•Member of the FIA Hall of Fame

2026 NASDAQ PROXY STATEMENT
Kathryn A. Koch
President and CEO, The TCW Group, Inc.
Age: 45
Director Since: 2024
Independent
United States
Committee Membership
•Management Compensation
Career Highlights
Kathryn A. Koch has served as President and Chief Executive Officer of The TCW Group, Inc., a leading global asset management firm, since February 2023. In her role, she is responsible for the strategic direction and overall day-to-
day management of TCW. Ms. Koch also serves as a member of TCW’s Board of Directors. Prior to joining TCW, Ms.
Koch spent 20 years with Goldman Sachs in the Asset Management Division, where she was a Partner and a member of the Asset Management Division’s Executive Committee. From January 2022 through February 2023, Ms. Koch served as Chief Investment Officer of the $300 billion Public Equity business, and from 2017 through January 2022, she was Co-Head of the Fundamental Equity business. Previously, she was based in London for 10 years where she held several leadership roles including Head of the Multi-Asset Solutions business internationally.
Impact on Board
•Leadership experience of a global asset management firm and extensive background with investment management, strategy, managing a P&L, client relationships, and human capital management
•Deep public shareholder context and perspective given her prior role leading a $300 billion public equity business
•Sustainability expertise through her prior oversight of the Stewardship and Engagement efforts for
Goldman Sachs Asset Management across $2 trillion; also, as CEO of TCW, she has ultimate accountability for sustainability efforts
Select Professional and Community Contributions
•Member of the University of Notre Dame’s Board of Trustees
•Member of the Board of Governors of the Investment Company Institute
•Director of The Toigo Foundation
•Member of the Spence School’s Board of Trustees
•Member of the Transaction Advisory Services Advisory Board for TIFF Investment Management

Holden Spaht
Managing Partner, Thoma Bravo
Age: 51
Director Since: 2023
Independent
United States
Committee Membership
•Finance
Career Highlights
Holden Spaht has served as a Managing Partner at Thoma Bravo, one of the largest software-focused investors in the world, since November 2013. Mr. Spaht is responsible for leading the firm’s application software strategy, with a specific focus on the financial technology, e-commerce, education, and office of the CFO spaces, among other sectors. He also serves on the investment committees for all Thoma Bravo funds and on the boards of directors of several software and technology service companies in which certain investment funds advised by Thoma Bravo hold an investment. He joined Thoma Bravo in 2005 and has played a key role in the firm’s growth and success in software private equity. He began his career as an Analyst at Morgan Stanley in New York and subsequently held
Analyst and Associate roles at Thomas H. Lee Partners in Boston and Morgan Stanley in London and San Francisco.
Impact on Board
•Vast business and director experience at technology and software companies
•Specific knowledge about Nasdaq’s AxiomSL and Calypso businesses through Thoma Bravo’s prior ownership of those businesses
•Perspective of a private equity investor in the fintech industry
Select Professional and Community Contributions
•President and Chair of the Spaht Family Foundation
•Vice President and Chair of The Lindley Foundation
•Former Board Chair of the Schools of the Sacred Heart – San Francisco
Other Public Company Boards in the Past Five Years
•Instructure Holdings, Inc.

2026 NASDAQ PROXY STATEMENT
Michael R. Splinter
Lead Independent Director, Nasdaq
Retired Chairman and CEO, Applied Materials, Inc.
Age: 75
Director Since: 2008
Independent
United States
Committee Membership
•Management Compensation
•Nominating & Governance
Career Highlights
Michael R. Splinter was elected Lead Independent Director effective January 1, 2023. Mr. Splinter served as Chairman of Nasdaq’s Board from May 2017 to December 2022. He is a business and technology consultant and the co-founder of WISC Partners, a regional technology venture fund. He served as Executive Chairman of the Board of Directors of
Applied Materials, a leading supplier of semiconductor equipment, from 2009 until he retired in June 2015. At Applied
Materials, he was CEO from 2003 to 2013. An engineer and technologist, Mr. Splinter is a 40-year veteran of the semiconductor industry. Prior to joining Applied Materials, Mr. Splinter was an executive at Intel Corporation.
Impact on Board
•Leadership of a complex global technology business
•Extensive background in international public company governance at a Nasdaq-listed company
•Management development, compensation, and succession planning experience
Select Professional and Community Contributions
•Member of the National Academy of Engineers
•Splinter Scholarships for Diversity in Engineering at University of Wisconsin
•Former Chair of the Board of Trustees for Natcast, the non-profit designated to operate the National
Semiconductor Technology Center
Current Public Company Boards
•Kioxia Holdings Corporation: Nomination and Compensation Advisory Committee
•Taiwan Semiconductor Manufacturing Company Limited: Audit and Risk Committee, Compensation
and People Development Committee (Chair)
•Tigo Energy, Inc.: Compensation Committee (Chair), Nominating and Corporate Governance
Committee
Other Public Company Boards in the Past Five Years
•Gogoro Inc.

Johan Torgeby
President and CEO, Skandinaviska Enskilda Banken (SEB)
Age: 51
Director Since: 2022
Independent
Sweden
Committee Membership
•Finance (Chair)
Career Highlights
Since 2017, Johan Torgeby has served as the President and CEO of Skandinaviska Enskilda Banken (SEB), a Nordic
financial services group. He leads a team of approximately 19,000 employees who serve more than 3,100 large corporate and institutional customers, 400,000 small and medium-sized enterprises, and four million private individuals. Prior to his present position, Mr. Torgeby was Co-Head of Large Corporates & Financial Institutions and a
member of the Group Executive Committee at SEB since 2014. He has held numerous positions within the Corporate
& Investment Banking division at SEB. He joined SEB in 2009 from Morgan Stanley & Co.
Impact on Board
•Leadership of a prominent Nordic financial services group, with experience in fintech, anti-financial crime, and risk management
•Extensive background in capital markets at a Nasdaq-listed company
•European perspective, as well as a representative of a large shareholder
Select Professional and Community Contributions
•Chairman of Finance Sweden
•Director of the Institute of International Finance
•Director of Mentor Sweden
•Chairman of Institut International d’Études Bancaires (IIEB)
•Director of European Business Leaders’ Convention
•Director of the Royal Swedish Academy of Engineering Services (IVA)
Current Public Company Boards
•Skandinaviska Enskilda Banken

2026 NASDAQ PROXY STATEMENT
Toni Townes-Whitley
Former CEO, Science Applications International Corp. (SAIC)
Age: 62
Director Since: 2021
Independent
United States
Committee Membership
•Audit & Risk
•Management Compensation
Career Highlights
Toni Townes-Whitley served as CEO of SAIC, a government technology firm, from October 2023 to October 2025. Ms.
Townes-Whitley previously was President of U.S. Regulated Industries at Microsoft from July 2018 to September 2021, where she led the company’s U.S. sales strategy for driving digital transformation across customers and partners within the public sector and commercial regulated industries. Prior to this, Ms. Townes-Whitley was Corporate VP for Global
Industry at Microsoft, a role she held since 2015. Before starting with Microsoft, Ms. Townes-Whitley worked for CGI
Corporation, an information technology and business consulting services firm, from 2010 to 2015. During her tenure at
CGI, Ms. Townes-Whitley held the positions of President and Chief Operating Officer from 2012 to 2015 and SVP,
Civilian Agency Programs from 2010 to 2012. From 2002 to 2010, Ms. Townes-Whitley held various senior leadership positions at Unisys Corporation, a global information technology company that provides a portfolio of information technology services, software, and technology.
Impact on Board
•Extensive background in the technology industry and with driving digital transformations
•Led a company of approximately 24,000 employees, resulting in significant knowledge of human capital management topics
•Sustainability expertise, including by representing Microsoft on the World Business Council for
Sustainable Development, participating in the establishment of Microsoft’s framework and plan for social equity, and leading Microsoft’s Artificial Intelligence Ethics Program
Select Professional and Community Contributions
•Director of the Thurgood Marshall College Fund
•Director, Catalyst Organization
•Advisory Board Member for the Princeton University Faith & Work Initiative
•Former Trustee of Johns Hopkins Medicine
Other Public Company Boards in the Past Five Years
•Empowerment & Inclusion Capital I Corp.
•Marathon Petroleum Corporation
•SAIC
•The PNC Financial Services Group, Inc.

Jeffery W. Yabuki
Chairman and CEO, InvestCloud
Chairman and Founding Partner, Motive Partners
Age: 66
Director Since: 2023
Independent
United States
Committee Membership
•Management Compensation (Chair)
•Nominating & Governance
Career Highlights
Jeffery W. Yabuki has served since January 2024 as Chairman and CEO of InvestCloud, a global provider of wealth and asset management solutions, as well as since September 2021 as Chairman and Founding Partner of Motive
Partners, a next-generation investment firm focused on technology-enabled companies that power the financial services industry. He previously served as the CEO of Fiserv, Inc., a global leader in financial services and payments technology, from December 2005 to December 2020. From 2005 to June 2019, Mr. Yabuki served as a member of the Board of Directors of Fiserv and from July 2019 to June 2020 as the Executive Chairman of the Board of
Directors. Before joining Fiserv, Mr. Yabuki served as EVP and Chief Operating Officer for H&R Block, Inc., a financial services firm, from 2002 to 2005. From 2001 to 2002, he served as EVP of H&R Block and from 1999 to 2001, he served as the President of H&R Block International. From 1987 to 1999, Mr. Yabuki held various executive positions with American Express Company, a financial services firm, including President and CEO of American Express Tax and
Business Services, Inc.
Impact on Board
•Significant leadership experience of a highly complex global financial services company
•Broad knowledge of fintech, payments, anti-financial crime, and corporate strategy
•Extensive service on the boards of several large public companies
Select Professional and Community Contributions
•Founder of The Yabuki Family Foundation
•Past Chair of the Milwaukee Art Museum Board of Trustees
•Trustee at the Los Angeles County Museum of Art
•Director of Project Healthy Minds
•Trustee of the United States-Japan Foundation
•Sheldon B. Lubar Executive in Residence at the Lubar College of Business at the University of
Wisconsin-Milwaukee
Current Public Company Boards
•Royal Bank of Canada: Human Resources Committee, Risk Committee
•Sportradar Group AG (Board Chair)
Other Public Company Boards in the Past Five Years
•SentinelOne, Inc.

2026 NASDAQ PROXY STATEMENT
Alfred W. Zollar
Former Executive Partner, Siris Capital Group, LLC
Age: 71
Director Since: 2019
Independent
United States
Committee Membership
•Audit & Risk
•Nominating & Governance
Career Highlights
Alfred W. Zollar was an Executive Advisor with Siris Capital Group, LLC from March 2021 to November 2024.
Previously, he was an Executive Partner since February 2014. Mr. Zollar retired from International Business Machines
Corporation (IBM) in January 2011 following a 34-year career. Mr. Zollar was formerly general manager of IBM Tivoli
Software from July 2004 until January 2011, where he was responsible for the executive leadership, strategy, and
P&L of Tivoli Software. Previously, Mr. Zollar was general manager, IBM iSeries, where he was responsible for the executive leadership, strategy, and P&L of the iSeries (formerly AS/400) server product line. Prior to that, he held senior management positions in each of IBM’s diverse software businesses, including general manager of IBM Lotus
Software.
Impact on Board
•Career technologist with skills in product development, customer satisfaction, and strategy
•Broad leadership experience, including senior management positions in every IBM software group division
•Extensive service on the boards of several large public companies
Select Professional and Community Contributions
•Director of EL Education
•Director of the Eagle Academy Foundation
•Trustee of the UC San Diego Foundation
•Lifetime Member of the National Society of Black Engineers
•Member of the Executive Leadership Council
Current Public Company Boards
•IBM: Directors and Corporate Governance Committee
•BNY: Finance Committee, Risk Committee, Technology Committee
Other Public Company Boards in the Past Five Years
•Public Service Enterprise Group Incorporated

Board Committees
Our Board has four standing Committees: Audit & Risk, Finance, Management
Compensation, and Nominating & Governance. Each of these Committees, other than the Finance Committee, consists exclusively of independent directors. The
Chair of each Committee reports to the Board on the topics discussed and actions taken at each meeting. Each of these Committees operates under a written charter that includes the Committee’s duties and responsibilities. A description of each standing Committee is included on the following pages.
In addition, our Board has an ad hoc Executive Committee that can be convened in exigent circumstances. The Executive Committee consists of the Board Chair, the
Lead Independent Director, and the Chairs of each of the four standing Committees.
The Executive Committee did not meet in 2025.
Audit & Risk Committee
Key Objectives:
•Oversees Nasdaq’s financial reporting process and reviews the financial statements and disclosures in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and quarterly earnings releases.
•Appoints, retains, approves the compensation of, and oversees the independent registered public accounting firm.
•Reviews the adequacy and effectiveness of Nasdaq’s internal control framework and Sarbanes-Oxley compliance program.
•Reviews and approves or ratifies all related person transactions, as further described below under “Certain Relationships and Related Transactions.”
•Reviews and discusses with management Nasdaq’s Ethics & Compliance Program, including the SpeakUp! Program (which includes the confidential whistleblower process).
•Reviews and discusses with management the Company’s Enterprise Risk
Framework, including risk governance structure, risk assessment, and risk management practices and guidelines.
•Reviews and discusses with management the adequacy and effectiveness of
Nasdaq’s privacy and technology controls, including the Company’s Information
Security and AI Governance programs, and approves the Information Security
Charter and Information Security Policy.
•Oversees the Internal Audit function, including approval of the annual Internal
Audit Plan, review of the function’s effectiveness according to industry standards, and discussion of the adequacy of budget and staffing.
•Reviews the appointment, replacement, removal, and remuneration of the Chief
Audit Executive.
•Reviews and recommends to the Board for approval the Company’s regular dividend payments.
•Reviews and discusses with management the Company’s crisis preparedness regarding varied scenarios including geopolitical matters and cybersecurity incidents.
2025 Highlights:
•Discussed information security topics, including the cybersecurity threat landscape and cybersecurity considerations in connection with Nasdaq’s AI strategy and implementation and the Adenza integration.
•Participated in an external event crisis management tabletop exercise.
•Reviewed risks and mitigations relating to both AI in-the-product and AI on-the-
business.
Thomas A. Kloet
(Chair)
Charlene T. Begley
Toni Townes-Whitley
Alfred W. Zollar
8
Meetings

2026 NASDAQ PROXY STATEMENT
•Discussed operational resiliency, particularly relating to cloud-based products and services.
•Oversaw the hiring of the new Chief Risk Officer in early 2026.
•Received briefings on: a proposed Operational Excellence Program for the European Market Services business;
potential tax law changes; regulatory and enforcement trends and their potential impact on Nasdaq; Nasdaq’s anti-
financial crime compliance program; litigation matters; Nasdaq’s corporate insurance program; Nasdaq’s executive security program; critical audit matters; and the annual review of impairment testing.
•Conducted the annual review of the independent auditor relationship and recommended the retention of Ernst &
Young LLP as the Company’s independent auditor.
•Received regular updates on the progress and status of the 2025 Internal Audit Plan and reviewed and approved the
Internal Audit Plan for 2026.
•Approved Nasdaq’s policy on the use of non-GAAP measures and reviewed non-GAAP disclosures.
•Received updates on third party risk management.
Risk Oversight Role:
•Receives regular updates on risk matters from Group Risk Management and other functions within Nasdaq.
•Approves Nasdaq’s Risk Appetite Statement and recommends to the Board for approval the Company’s ERM Policy.
•Receives periodic reports on risk tolerances that measure management’s compliance with the risk appetite.
•Reviews and discusses with management internal control and risk management frameworks designed to manage current organizational risks, including information security and emerging risks.
Independence:
•Each member of the Audit & Risk Committee is independent as defined in Rule 10A-3, adopted pursuant to the
Sarbanes-Oxley Act of 2002, and in accordance with the listing rules of The Nasdaq Stock Market.
•The Board determined that Mr. Kloet and Ms. Begley are “audit committee financial experts” within the meaning of
SEC regulations and each also meets the “financial sophistication” standard of The Nasdaq Stock Market.
•In addition to serving as the Chair of the Audit & Risk Committee, Mr. Kloet also serves as the Chair of the Boards of our U.S. exchange subsidiaries and their Regulatory Oversight Committees. We believe this enhances the Audit &
Risk Committee’s oversight of our U.S. exchanges.

Finance Committee
Key Objectives:
•Reviews and recommends the capital plan of the Company, including repurchasing shares of the Company’s common stock, debt repayment, and proposed dividends, for approval by the Board.
•Reviews and recommends significant mergers, acquisitions, and business divestitures for approval by the Board.
•Reviews and recommends significant capital market transactions and other financing arrangements for approval by the Board.
•Reviews and recommends, for approval by the Board, significant capital expenditures, lease commitments, and asset disposals, excluding those included in the approved annual budget.
2025 Highlights:
•Conducted a comprehensive review of Nasdaq’s capital plan for Board approval.
•Reviewed repurchases of outstanding indebtedness to further Nasdaq’s deleveraging goals.
•Recommended to the Board a 13% increase in Nasdaq’s quarterly dividend payment from $0.24 to $0.27 per share.
•Reviewed the impact of tax law changes and energy tax credit transactions.
•Received a briefing on Nasdaq's foreign exchange risk management program.
•Received regular reports on the M&A environment and potential strategic transactions.
•Received an update on Nasdaq’s minority investment activities through the Nasdaq
Ventures portfolio.
•Received updates on Nasdaq’s investor relations program, including shareholder engagement efforts.
Risk Oversight Role:
•Monitors operational and strategic risks related to Nasdaq’s financial affairs, including capital structure and liquidity risks.
Johan Torgeby
(Chair)
Melissa M. Arnoldi
Adena T. Friedman
Essa Kazim
Holden Spaht
4
Meetings

2026 NASDAQ PROXY STATEMENT
Management Compensation Committee
Key Objectives:
•Establishes and annually reviews the executive compensation philosophy and strategy.
•Reviews and approves the executive compensation and benefit programs applicable to Nasdaq’s executive officers, including the base salary, incentive compensation, and equity awards. Any executive compensation program changes solely applicable to the Chair and CEO are submitted to the Board for final approval.
•Reviews and approves the performance goals for executive officers. For the Chair and CEO, these items are referred to the Board for final approval.
•Reviews and approves the target total compensation (base salary plus target bonus plus face value of long-term incentive opportunities) for non-executive officer new hires with target total compensation in excess of $3,000,000 and equity awards to non-executive officers valued in excess of $2,000,000.
•Evaluates the performance of the Chair and CEO, together with the Nominating &
Governance Committee.
•Reviews the succession and development plans for executive officers and other key talent.
•Establishes, and oversees compliance with, the mandatory stock ownership guidelines.
•Reviews the results of any shareholder advisory votes on executive compensation and any other feedback on executive compensation that may be garnered through the Company’s ongoing shareholder engagement.
2025 Highlights:
•Reviewed and approved the employment agreements with Adena T. Friedman, Tal
Cohen, and Bradley J. Peterson that were implemented in March 2025.
•Reviewed Nasdaq’s evolving total rewards program, including with respect to compensation program design and at-risk percentage profile, in connection with
Nasdaq’s ongoing transformation.
•Considered the effectiveness of the annual and long-term incentive plans to continue to support Nasdaq’s strategy and compensation structure.
•Reviewed the succession and development plans for all direct reports to the Chair and CEO and their direct reports.
•Received briefings on executive compensation trends and developments, including proxy advisory firm policies and reports on Nasdaq, pay trends, human capital trends, and regulatory developments.
Risk Oversight Role:
•Evaluates the effect the compensation structure may have on risk-related decisions.
Independence:
•Each member of the Management Compensation Committee is independent and meets the additional eligibility requirements set forth in the listing rules of The
Nasdaq Stock Market.
Jeffery W. Yabuki
(Chair)
Melissa M. Arnoldi
Kathryn A. Koch
Michael R. Splinter
Toni Townes-Whitley
6
Meetings

Nominating & Governance Committee
Key Objectives:
•Determines the skills and qualifications necessary for the Board, develops criteria for selecting potential directors, and manages the Board refreshment process.
•Identifies, reviews, evaluates, and nominates candidates for annual elections to the
Board.
•Leads the annual assessment of effectiveness of the Board, Committees, and individual directors.
•Together with the Management Compensation Committee, leads the annual performance assessment of the Chair and CEO.
•Identifies and considers emerging corporate governance issues and trends.
•Reviews feedback from engagement sessions with investors and determines follow-up actions and plans.
•Reviews and recommends the Board and Committee membership and leadership structure.
•Reviews and recommends to the Nasdaq Board for election by the Board, candidates for election as officers of Nasdaq that qualify as Section 16 officers and as “principal officers,” as that term is defined in the Nasdaq By-Laws.
•Oversees sustainability issues as they pertain to the Company’s business and long-
term strategy, and identifies and brings to the attention of the Board current and emerging trends and issues that may affect the business operations, performance, and public image of Nasdaq.
•Reviews and approves disclosures included in the Company’s annual report regarding the Company’s sustainability initiatives and metrics.
2025 Highlights:
•Focused on Nasdaq’s ongoing Board refreshment and considered the desired skills and expertise from the next director nominee, as well as the timing of that addition.
•Reviewed and approved the refresh of Nasdaq's Amended and Restated Certificate of Incorporation and By-Laws to align with best practices.
•Considered shareholder feedback from engagement sessions, the 2025 Annual
Meeting of Shareholders, and publicly available sources.
•Discussed regulatory and enforcement trends and the potential impact on Nasdaq.
•Reviewed feedback from the annual Board Assessment and recommended an action plan to address the feedback.
•Received briefings on sustainability topics, such as Nasdaq’s science-based targets, governance trends, and Nasdaq’s Purpose Program.
Risk Oversight Role:
•Oversees risks related to the Company’s sustainability issues, trends, and policies.
•Monitors the independence of the Board.
Independence:
•Each member of the Nominating & Governance Committee is independent, as required by the listing rules of The Nasdaq Stock Market.
Charlene T. Begley
(Chair)
Michael R. Splinter
Jeffery W. Yabuki
Alfred W. Zollar
6
Meetings

2026 NASDAQ PROXY STATEMENT
Director Compensation
Our Board compensation policy establishes the compensation of our non-employee directors. Every two years, the Management Compensation Committee reviews the director compensation policy, considers a competitive market analysis of director compensation data, and recommends changes, if any, to the policy to the Board for approval.
The director compensation policy most recently was amended in June 2025 to increase the annual retainer for Board Members, as well as each Committee Chair and Committee Member fee, by $5,000. The other compensatory amounts set forth in the Board compensation policy were not changed pursuant to the June
2025 plan amendment.
The following table reflects the compensation elements for non-employee directors for the current compensation year, which began immediately following the 2025 Annual Meeting of Shareholders and ends with the 2026 Annual Meeting. Our CEO, Ms. Friedman, does not receive any compensation for serving as Chair or as a director.
Compensation Policy for Non-Employee Directors

Item	June 2025 - June 2026

Annual Retainer for Board Members	$90,000
Additional Annual Retainer for Lead Independent Director	$75,000
Annual Equity Award for All Board Members (Grant Date Market Value)	$260,000
Annual Audit & Risk Committee Chair Compensation	$45,000
Annual Management Compensation Committee Chair Compensation	$35,000
Annual Finance and Nominating & Governance Committee Chair Compensation	$25,000
Annual Audit & Risk Committee Member Compensation	$25,000
Annual Management Compensation and Nominating & Governance Committee Member Compensation	$15,000
Annual Finance Committee Member Compensation	$10,000
Each non-employee director may elect to receive the annual retainer in cash (payable in equal semi-annual installments) or equity. Each non-employee director also may elect to receive Committee Chair and/or
Committee member fees in cash (payable in equal semi-annual installments) or equity.
The annual equity award and any equity elected as part of the annual retainer or for Committee Chair and/
or Committee member fees are awarded on the date of the Annual Meeting of Shareholders immediately following election and appointment to the Board.
All equity paid to Board members consists of RSUs that vest in full one year from the grant date. The number of RSUs to be awarded is calculated based on the closing market price of our common stock on the date of the Annual Meeting. Directors appointed to the Board after the Annual Meeting receive a pro-
rata equity award. Unvested equity is forfeited in certain circumstances upon termination of the director’s service on the Board.
Directors are reimbursed for business expenses and reasonable travel expenses for attending Board and
Committee meetings. Non-employee directors do not receive our retirement, health, or life insurance benefits. We provide each non-employee director with director liability insurance coverage, as well as business accident travel insurance for, and only when, traveling on behalf of Nasdaq.

Director Stock Ownership Guidelines
Under our stock ownership guidelines, our non-employee directors must maintain a minimum ownership level of two times the annual equity award.
Shares owned outright, through shared ownership, and in the form of vested and unvested restricted stock are considered in determining compliance with these stock ownership guidelines. Exceptions to this policy may be necessary or appropriate in individual situations, and the Chair of the Board may occasionally approve such exceptions. New directors must obtain the minimum ownership level four years after their initial election to the
Board. All the directors who were required to comply with the guidelines on December 31, 2025 were in compliance at such time.
Director Compensation Table
The table below summarizes the compensation paid by Nasdaq to our non-employee directors for services rendered during the fiscal year ending December 31, 2025.

Name[1]	Fees Earned or Paid in Cash ($)[2]	Stock Awards ($)[3,4,5]	All Other Compensation ($)[6]	Total ($)

Melissa M. Arnoldi	$42,500	$370,964	$—	$413,464
Charlene T. Begley	$132,500	$257,244	$—	$389,744
Essa Kazim	—	$356,105	$—	$356,105
Thomas A. Kloet	—	$390,719	$165,000	$555,719
Kathryn A. Koch	$92,500	$272,018	$—	$364,518
Holden Spaht[7]	$95,000	$257,244	$—	$352,244
Michael R. Splinter	—	$450,156	$—	$450,156
Johan Torgeby	$110,000	$257,244	$—	$367,244
Toni Townes-Whitley	$122,500	$257,244	$—	$379,744
Jeffery W. Yabuki	—	$395,701	$—	$395,701
Alfred W. Zollar	—	$385,738	$—	$385,738
1.Adena T. Friedman is not included in this table as she is an employee of Nasdaq and thus received no compensation for her service as a director. For information on the compensation received by Ms. Friedman as an employee of the Company, see “Executive Compensation.”
2.The differences in fees earned or paid in cash reported in this column primarily reflect differences in each individual director’s election to receive the annual retainer and Committee service fees in cash or RSUs. These elections are made at the beginning of the Board compensation year and apply throughout the year. In addition, the difference in fees earned or paid also reflects individual Committee service.
3.The amounts reported in this column reflect the grant date fair value of the stock awards computed in accordance with FASB ASC Topic 718.
The assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2025 included in our Form 10-K. The differences in the amounts reported among non-employee directors primarily reflect differences in each individual director’s election to receive the annual retainer and Committee service fees in cash or RSUs.
4.These stock awards, which were awarded on June 11, 2025 to all the non-employee directors elected to the Board on that date, represent the annual equity award and any portion of annual retainer or Committee service fees that the director elected to receive in equity. Each non-
employee director received the annual equity award, which consisted of 2,995 RSUs with a grant date fair value of $257,244. Mr. Splinter elected to receive his Lead Independent Director retainer payment in equity so he received an additional 1,901 RSUs with a grant date fair value of $163,279. Directors Arnoldi, Kazim, Kloet, Yabuki and Zollar elected to receive all of their annual retainer payments in equity, so they each received an additional 1,036 RSUs with a grant date fair value of $88,983. In addition, individual directors received the following amounts in equity, in lieu of cash, as payment for Committee service fees: Ms. Arnoldi (288 RSUs with a grant date fair value of $24,737); H.E. Kazim (115
RSUs with a grant date fair value of $9,878); Mr. Kloet (518 RSUs with a grant date fair value of $44,492); Ms. Koch (172 RSUs with a grant date fair value of $14,774; Mr. Splinter (345 RSUs with a grant date fair value of $29,633); Mr. Yabuki (576 RSUs with a grant date fair value of
$49,474); and Mr. Zollar (460 RSUs with a grant date fair value of $39,511).
5.The aggregate numbers of unvested RSUs and vested shares under the Equity Plan beneficially owned by each non-employee director as of
December 31, 2025 are summarized in the following table. All unvested RSUs will vest on June 11, 2026. This table reflects shares acquired by the non-employee directors under the Equity Plan. For further information on each director’s Nasdaq holdings, please see “Other Items -
Security Ownership of Certain Beneficial Owners and Management.”

2026 NASDAQ PROXY STATEMENT

Director	Number of Unvested RSUs	Number of Vested Shares

Melissa M. Arnoldi	4,319	46,872
Charlene T. Begley	2,995	43,006
Essa Kazim	4,146	139,242
Thomas A. Kloet	4,549	90,165
Kathryn A. Koch	3,167	4,405
Holden Spaht	2,995	7,406
Michael R. Splinter	5,241	222,726
Johan Torgeby	2,995	11,802
Toni Townes-Whitley	2,995	17,476
Jeffery W. Yabuki	4,607	13,740
Alfred W. Zollar	4,491	46,751
6.The amount in this column represents fees paid to Mr. Kloet for his service as Chair of the Boards of our U.S. exchange subsidiaries and their
Regulatory Oversight Committees. Fees earned for Board and Committee service to our exchange subsidiaries are paid only in cash. Mr. Kloet directed all of the cash fees to a 501(c)(3) charity for this reporting year.
7.Fees Earned or Paid in Cash to Mr. Spaht were paid to Thoma Bravo Advisors, L.P.
Governance

2026 NASDAQ PROXY STATEMENT
Governance Highlights
We are committed to strong corporate governance, which is a critical factor to help promote the long-term interests of our shareholders, strengthen our Board and management accountability, and build trust in the
Company. Our governance highlights are summarized below, followed by more in-depth descriptions of the key aspects of our governance structure. The Board believes that its governance practices provide a structure that allows it to set objectives and monitor performance, ensure the efficient use of corporate resources, and enhance shareholder value.
Board Composition and Processes
•Continuous Board refreshment emphasizing diverse thought and experience
•11 of 12 director nominees are independent
•Lead Independent Director with robust duties and oversight responsibilities
•Independent Audit & Risk, Management Compensation, and Nominating & Governance Committees
•Opportunity for Executive Session (without management present) at every Board and Committee meeting
•Annual evaluations of the Board and each Committee, along with individual director assessments
•Rigorous stock ownership guidelines, including at least 2x the annual equity award for each director
•No director may serve on more than four public company boards (in addition to the Nasdaq Board), without specific approval from the Audit & Risk Committee and Nominating & Governance Committee
•Ongoing review of strategic planning and capital allocation for long-term value creation for shareholders
•Comprehensive risk oversight by the full Board under Audit & Risk Committee leadership
•Commitment to continuous learning and director education
•Board oversight of human capital management, including culture and values
•Independent Internal Audit Department under the leadership of a Chief Audit Executive who reports directly to the Audit & Risk Committee
Shareholder Rights
•Robust, year-round shareholder engagement program
•15% threshold for shareholders to call a special meeting
•Proxy access allowing holders of 3% of our stock for three years to include up to two nominees (or nominees representing 25% of the Board) in our proxy
•Annual election of directors, with majority voting in uncontested elections
•No “poison pill”
•Annual advisory vote on executive compensation
•Shareholder communication process for communicating with our Board

Corporate Governance Framework
Our governance framework focuses on the interests of our shareholders. It is designed to promote governance transparency and ensure our Board has the necessary tools to review and evaluate our business operations and make decisions that are independent of management and in the best interests of our shareholders. Our goal is to align the interests of shareholders, directors, and management while complying with, or exceeding, the requirements of The Nasdaq Stock Market and applicable law.
This governance framework establishes the practices our Board follows with respect to oversight of:
•our corporate strategy for long-term value creation;
•capital allocation;
•risk management, including risks relating to information security and the protection of our market systems;
•our human capital management program, corporate culture initiatives, and Ethics & Compliance Program;
•our corporate governance structures, principles, and practices;
•Board refreshment and executive succession planning;
•executive compensation; and
•compliance with local regulations and laws across our business lines and geographic regions.
Key Corporate Governance Documents
Nasdaq’s commitment to governance transparency is foundational to our business. This commitment is reflected in our governance documents listed below, which are all available online at ir.nasdaq.com.
•Amended and Restated Certificate of Incorporation
•By-Laws
•Code of Conduct for the Board of Directors
•Committee Charters
•Corporate Governance Guidelines
•Procedures for Communicating with the Board of Directors

2026 NASDAQ PROXY STATEMENT
Board Leadership Structure
Nasdaq’s governance framework provides the Board with the flexibility to select the appropriate leadership structure for the Board. In making determinations regarding the leadership structure, the Board considers the facts and circumstances at the time, including the specific needs of the business and a structure in the best interests of the Company and our shareholders.
The Board is led by a Chair, who is elected annually by the Board. The general duty of the Chair is to provide leadership on the Board, including setting Board and corporate culture, building consensus around
Nasdaq’s strategy, and providing direction as to how the Board operates. The current leadership structure is comprised of a combined Chair and CEO, a Lead Independent Director, Board Committees led by
independent directors, and active engagement by all directors. Eleven of 12 of our directors will be independent, assuming that all of the director nominees are elected at the 2026 Annual Meeting.
The independent members of the Board have unanimously elected our CEO, Adena T. Friedman, as the
Chair of the Board, and elected Michael R. Splinter, the former Chair, as Lead Independent Director. The
Board believes that having Ms. Friedman as the Chair and CEO allows the Company to convey our short-
term and long-term strategy with a single voice to our shareholders, customers, regulators, and other stakeholders. Ms. Friedman’s leadership, deep understanding of our business gained by more than 30 years in the finance industry, knowledge of our operations, and broad role in the international financial ecosystem were all contributing factors to the Board’s decision to unify the Chair and CEO roles.
The Board recognizes that when the positions of Chair and CEO are combined, or when the Chair is not an independent director, it is imperative that the Board elect a strong Lead Independent Director with a clearly defined role and robust set of responsibilities. The Company’s Corporate Governance Guidelines provide substantial duties for the Lead Independent Director, which are based on best practices. These duties are outlined in the following section.
Mr. Splinter has complex, global technology business leadership experience, public company governance expertise, and an extensive background in management development, compensation, and succession planning that the Board believes amplifies his role as Lead Independent Director. The Lead Independent
Director is elected annually by the independent directors of the Board for a one-year term of service.
Our Board believes that our current structure, led by Ms. Friedman and Mr. Splinter, allows the Board to focus on significant strategic, governance, and operational issues; provides critical and effective leadership; and
fosters a Board environment in which our independent directors can work together, provide oversight of our performance, and hold our management and senior leadership accountable, all of which we believe will benefit the long-term interests of our shareholders.
Current Leadership Structure
Adena T. Friedman
Combined
Chair and CEO
Michael R. Splinter
Independent
Lead Independent Director
Independent Committee Chairs
Jeffery W. Yabuki
Management
Compensation
Thomas A. Kloet
Audit & Risk
Johan Torgeby
Finance
Charlene T. Begley
Nominating
& Governance

Duties and Responsibilities
The duties and responsibilities of the Chair, CEO, and Lead Independent Director include, but are not limited to, the items described below.
Chair
✓Presides at all meetings of the Board and
shareholders
✓Together with the Lead Independent
Director, reviews and approves the meeting
agendas and schedules to assure content
and sufficient time for discussion of all
agenda items
✓Facilitates and encourages communication
between management and the Board
CEO
✓Supervises the business and affairs of
the Company under the oversight of the
Board
✓Develops and executes our strategy
against our short- and long-term
objectives
✓Builds and oversees the Management
Committee
Adena T. Friedman
Lead Independent Director
✓Presides at all meetings of the Board at
which the Chair is not present
✓Presides during Executive Sessions of the
Board
✓Calls meetings of the independent directors
or the Board, as appropriate
✓Facilitates discussion and open dialogue
among the independent directors during
Board meetings, Executive Sessions, and
outside of Board meetings
✓Briefs the Chair and CEO on issues
discussed during Executive Sessions
✓Serves as a liaison among the Chair and
CEO and the other directors
✓Together with the Chair and CEO, approves
Board meeting agendas and schedules to
assure content and sufficient time for
discussion of all agenda items
✓Authorizes the retention of advisors and
consultants who report directly to the
Board, when appropriate (Board
Committees retain their own authority to
engage advisors and consultants)
✓Reviews and reports on the results of
the Board and Committee assessments
✓Discusses Board and Committee
performance, effectiveness, and
composition (including feedback from
individual directors) with the Chair and
CEO and meets individually with
independent directors as needed
✓Is available for consultation and direct
communication with major investors and
other stakeholders upon request
✓Oversees the annual Board assessment
process, including conducting one-on-
one interviews with each independent
director
Michael R. Splinter

2026 NASDAQ PROXY STATEMENT
Board Independence
Nasdaq’s common stock is currently listed on The Nasdaq Stock Market, Nasdaq Texas, and Nasdaq Dubai. The
listing rules of The Nasdaq Stock Market and Nasdaq Texas require a majority of our directors to be independent, while the Markets Rules of the Dubai Financial Services Authority require that at least one third of the Board should comprise non-executive directors, of which at least two non-executive directors should be independent.
In order to qualify as independent under the listing rules of The Nasdaq Stock Market and Nasdaq Texas, a director must satisfy a two-part test. First, the director must not fall into any of several categories that would automatically disqualify the director from being deemed independent. Second, no director qualifies as independent unless the
Board affirmatively determines that the director has no direct or indirect relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Under the Nasdaq Dubai listing rules and the Markets Rules of the Dubai Financial Services Authority, a director is considered independent if the Board determines the director to be independent in character and judgment and to have no commercial or other relationships or circumstances that are likely to affect, or could appear to impair, the director’s judgment in a manner other than in the best interests of the Company.
Nasdaq conducts an annual review of the independence of our directors, and the Board has determined that 11 out of 12 of our current directors are independent as defined by the listing rules of the Nasdaq Stock Market, Nasdaq
Texas, and Nasdaq Dubai, as described above. As Nasdaq’s CEO, Ms. Friedman is deemed not independent.
None of the directors are party to any arrangement with any person or entity other than the Company relating to compensation or other payments in connection with the director’s or nominee’s candidacy or service as a director, other than arrangements that existed prior to the director’s or nominee’s candidacy.
The Board believes that a key element to effective, independent oversight is that the independent directors meet in
Executive Session regularly without Company management present. As such, at each Board meeting, independent directors have the opportunity to meet in Executive Session. The Lead Independent Director of the Board is
responsible for chairing the Executive Sessions of the Board and reporting to the Chair and CEO and Corporate
Secretary on any actions taken during Executive Sessions. In 2025, the Board met nine times in Executive Session.
Additionally, the Board and each Committee have the authority and budget to retain independent advisors, if needed.
Committee Independence and Expertise
All Board Committees, except for the Finance Committee, are comprised exclusively of independent directors, as required by the listing rules of The Nasdaq Stock Market. At each Committee meeting, members of each Board
Committee can meet in Executive Session.
Each member of the Audit & Risk Committee is independent as defined in Exchange Act Rule 10A-3 and in the listing rules of The Nasdaq Stock Market. Two members of the Audit & Risk Committee are “audit committee financial experts” within the meaning of SEC regulations and meet the “financial sophistication” standard of The Nasdaq
Stock Market.

Director Onboarding
Nasdaq maintains a comprehensive director orientation program that familiarizes new directors with our businesses, strategies, policies, and people. The program is tailored for each director’s background, previous experience, and
Board role and consists of two main components: (i) written materials detailing information about Nasdaq, such as
Nasdaq’s governance documents and most recent public disclosures, and (ii) a series of meetings with Nasdaq’s business divisions and expert teams, providing the opportunity to directly engage with our Management Committee.
Newly elected directors are also matched with a longer-tenured director who can be a resource for Board-related questions. We provide further orientation to directors when they are rotating onto a new Committee. The director orientation program is periodically reviewed by the Nominating & Governance Committee, and updated, as needed, based on Director feedback.
Director Education
Continuing education is essential for the Board to be a strategic asset to the Company, and our directors’ education needs evolve as the Board agendas evolve. We consider annual Board assessments, strategy discussions, skills and expertise evaluations, Committee rotation, succession planning efforts, and director feedback to design our director education program.
Our directors are encouraged to participate in, and are reimbursed for, continuing education programs at external organizations and universities to enhance the skills and knowledge used to perform their duties on the Board and relevant Committees. Attendance at these programs provides directors with additional insight into our business and industry and gives them valuable perspective on the performance of our Company, the Board, our Chair and CEO, and members of senior management. Directors can work with the Office of the Corporate Secretary to design a custom curriculum plan, to help them meet their educational goals and prepare for future Board leadership roles.
We also provide regular in-house director education sessions to educate Board members on emerging and evolving initiatives and strategies. Topics covered in 2025 included a Verafin product demo, as well as our Index and U.S.
Listings businesses. Additional tutorials are available to individual directors upon request.
Our Board and Committee agendas also include bespoke briefings on timely topics. Recent examples include a briefing on governance trends, guest speakers on the external landscape, and a crisis planning tabletop exercise.
Board Assessment Process
We have a three-tiered annual Board assessment process that is coordinated by the Lead Independent Director and the Chair of the Nominating & Governance Committee. The assessment consists of a full Board evaluation,
Committee evaluations, and individual director assessments and feedback. The Board and all the Board Committees determine action plans for the next year based on input from the annual assessment.
Results and Implemented Changes
To continuously strengthen our Board’s effectiveness, results from our Board assessment process are used to:
•determine the skills and experience desired for future Board nominees;
•facilitate the Board refreshment process;
•monitor Committee roles and inform plans for rotations and new leadership assignments;
•strengthen the relationship between the Board and management;
•enhance governance processes and Board meeting agendas; and
•identify opportunities for director education.

2026 NASDAQ PROXY STATEMENT
1. Questionnaire
Written questionnaire for
the Board and each
Committee solicits director
feedback about the
effectiveness of the Board
and its Committees on an
unattributed basis.
6. Ongoing
The Board and
Committees regularly
monitor progress of
any agreed-upon
actions.
2. Individual Director
Assessments
Candid, one-on-one
discussions between the
Lead Independent Director
and each independent
director elicit further input
and feedback.
Board
Assessment
Process
5. Action Plan
The Board and
Committees consider and
agree on an action plan
to implement changes,
policies, and procedures
in light of the evaluation
process, as appropriate.
3. Feedback
A summary of the
results of both the
questionnaire and the
one-on-one discussions
is provided to the Board
and the Committees.
4. Discussion and
Evaluation
The Board and
Committees discuss the
feedback in Chairman’s or
Executive Session.

Feedback Incorporated
In response to feedback from recent Board evaluations, actions taken include:
✓added new directors with expertise in technology, fintech, financial crime, and capital markets;
✓included specifically requested topics on Board agendas;
✓developed a dashboard with a focused set of indicators on key strategic initiatives;
✓streamlined meeting materials and presentations to better highlight important information and focus on key decisions;
✓adjusted meeting agendas to allow more time for discussion;
✓implemented in-house director education program; and
✓provided education to our Nominating & Governance Committee on sustainability topics.
Service on Other Public Company Boards
The Board recognizes that service on other public company boards provides Nasdaq directors with valuable experience that benefits the Company. At the same time, Nasdaq directors must be willing to devote sufficient time to carry out their duties and responsibilities effectively. As set forth in our Corporate Governance Guidelines, which are reviewed annually by the Nominating & Governance Committee and the Board, Nasdaq directors may serve on no more than four public company boards in addition to their Nasdaq Board service without specific approval from the Audit & Risk Committee and the Nominating & Governance Committee. The Nominating & Governance
Committee evaluates compliance with this policy at least annually as part of the director nomination process.
Service on other boards and/or committees of other organizations also should be consistent with Nasdaq’s conflict of interest policies. Directors may not serve on specific public company boards if prohibited by the Code of Conduct for the Board of Directors.

2026 NASDAQ PROXY STATEMENT
Board Meetings and Attendance
The Board held nine meetings during the 2025 fiscal year, and the Board met in Executive Session without management present at all of those meetings. At each Board or Committee meeting, a quorum consists of a majority of the Board or Committee members. The Board expects its members to meticulously prepare for, join, and participate in all Board and applicable Committee meetings and each Annual Meeting.
Each of the incumbent directors who served for the full year of 2025 attended at least 85% of the meetings of the
Board and those Committees on which the director served. In addition to participation at Board and Committee meetings, our directors frequently have individual meetings and other communications with our Chair and CEO, Lead
Independent Director, and other members of the leadership team.
Directors are also encouraged to attend our Annual Meeting of Shareholders. Ten of the 12 members of the Board attended the Annual Meeting held on June 11, 2025.
Meetings Held in 2025:
8
6
6
9
4
Board of
Directors1
Audit & Risk
Committee
Finance
Committee
Management
Compensation
Committee
Nominating &
Governance
Committee
1.The Board met in Executive Session at nine meetings.

Company Oversight
Strategic Oversight
The Board takes an active role with management to formulate and review our long-term corporate strategy and capital allocation plan for long-term value creation.
The Board and management routinely confer on our execution of our long-term strategic plans, the status of key strategic initiatives, and the principal strategic opportunities and risks facing us. In addition, the Board periodically devotes meetings to conduct an in-depth long-term strategic review with our senior management team. During these reviews, the Board and management discuss emerging technological and macroeconomic trends and short and long-term plans and priorities for each of our divisions.
Additionally, the Board annually discusses and approves our budget and capital allocation plan, which are linked to our long-term strategic plans and priorities. Through these processes, the Board brings its collective, independent judgment to bear on the most critical long-term strategic issues facing Nasdaq.
In 2025, the Board received updates on Nasdaq’s corporate strategy at least quarterly, and often more frequently.
The Board also held a multi-day strategy session during which it considered enterprise-wide strategic priorities, along with specific growth opportunities for each division.
For further information on our corporate strategy, see “Item 1. Business—Growth Strategy” in our Form 10-K.
Risk Oversight
The Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing the Company’s risk exposure, and the Board having ultimate responsibility for overseeing risk management with a focus on the most significant risks facing the Company. The Board is assisted in meeting this responsibility by several Board Committees as described under “Our Board — Board
Committees.” The Audit & Risk Committee receives regular reports relating to compliance with the Company’s risk appetite and reviews any deviations.
The Board, through the Audit & Risk Committee, approves the Company’s risk appetite, which is the boundaries within which our management operates while achieving corporate objectives. In addition, the Board reviews and approves the Company’s ERM Policy, which mandates ERM requirements and defines employees’ risk management roles and responsibilities.
Under the ERM Policy, we employ an ERM approach that manages risk through objective and consistent identification, assessment, monitoring, and measurement of significant risks across the Company. We classify risks into the following four broad categories:
•Strategic and Business Risk: Risk to earnings and capital arising from changes in the business environment and from adverse business decisions, improper implementation of decisions, or lack of responsiveness to changes in the business environment.
•Financial Risk: Risk to our financial position or ability to operate due to investment decisions and financial risk management practices, in particular as it relates to market, credit, capital, and liquidity risks.
•Operational Risk: Risks arising from our people, processes, and systems and from external causes, including, among other things, risks related to transaction errors, financial misstatements, technology and artificial intelligence, information security (including cybersecurity), engagement of third parties, and maintaining business continuity.
•Legal and Regulatory Risk: Risks related to data privacy, intellectual property, financial crime, and employment law, among other areas, as well as risks of exposure to civil and criminal consequences while conducting our business operations, such as regulatory penalties, fines, forfeiture, and/or litigation.
Our management has day-to-day responsibility for managing risk arising from our activities, including making decisions within stated Board-delegated authority; ensuring employees understand their responsibilities for managing risk through a “three lines model of risk management” approach; and establishing internal controls as well as guidance and standards to implement the ERM
Policy. In the “three lines model of risk management,” the first line, consisting of the business units and expert teams (i.e., corporate support units), executes core processes and controls. The second line, consisting of the risk, control, and oversight teams, sets policies and establishes frameworks to manage and measure risks. The third line, which is the Internal Audit
Department, provides an independent review of the first and second lines.
Our Global Risk Management Committee, which includes our Chair and CEO and other senior executives, assists the
Board in its risk oversight role, ensuring that the ERM framework is appropriate and functioning as intended and the level of risk assumed by the Company is consistent with Nasdaq’s strategy and risk appetite.
We also have other limited-scope risk management committees that address specific risks, geographic areas, and/
or subsidiaries. These risk management committees, which include representatives from business divisions and expert teams, monitor current and emerging risks within their purview to ensure an appropriate level of risk.
Together, the various risk management committees facilitate timely escalation of issues to the Global Risk

2026 NASDAQ PROXY STATEMENT
Management Committee, which escalates critical issues to the Board. These risk management committees include the following:
•The Business Continuity & Crisis Management Committee oversees business continuity and resiliency related risks.
•The Compliance Council identifies, monitors, and addresses regulatory and corporate compliance risks.
•The Model Risk Management Committee oversees the model risk management framework and related risks.
•The Regulatory Capital Committee oversees the global regulatory capital framework for our regulated entities and the level of regulatory capital risk.
•The Supplier Risk Management Committee oversees third party risks related to suppliers.
•The Technology Risk Committee oversees technology risks within our strategic products and applications.
Nasdaq’s Group Risk Management Department, which is part of the Legal, Risk and Regulatory Group, oversees the
ERM framework, supports its implementation, and aggregates and reports risk information.
Risk Oversight Organizational Structure

Audit & Risk Committee

Global Risk Management Committee

Business Continuity & Crisis Management Committee	Compliance Council	Model Risk Management Committee	Regulatory Capital Committee	Supplier Risk Management Committee	Technology Risk Committee

Risk. Control, and Oversight Teams

Business Units and Expert Teams
Internal Audit

Cybersecurity and Information Security Oversight
Cybersecurity is an integral part of risk management at Nasdaq. The Board recognizes the rapidly evolving nature of cybersecurity threats and is committed to the prevention, timely detection, and mitigation of the effect any such threats or incidents may have on us. We use a cross-departmental approach to assess and manage cybersecurity risk, with our Information Security; Legal, Risk and Regulatory; and Internal Audit functions presenting on key topics to the Audit & Risk Committee, which provides oversight of our cybersecurity risks. Our Global Risk Management
Committee, which includes our Chair and CEO and other senior executives, assists the Audit & Risk Committee in its cybersecurity risk oversight role.
Our Audit & Risk Committee receives quarterly or, if needed, more frequent reports on cybersecurity and information security matters from our Chief Information Security Officer and his team. This regular reporting to the Audit & Risk
Committee includes a cybersecurity dashboard that contains information on cybersecurity controls and from time to time also includes information on projects to strengthen internal cybersecurity, ongoing prevention and mitigation efforts, security features of the products and services we provide our customers, or security events during the period. The Audit & Risk Committee also reviews and discusses recent cyber incidents affecting our industry and the emerging threat landscape.
We periodically engage external advisors to perform an analysis of our information security procedures, which includes a review of program documentation and an overall maturity assessment of Nasdaq’s information security programs. These advisors provide recommendations to further enhance our procedures. The findings are then presented to the Audit & Risk Committee of the Board of Directors. Our management team and the Audit & Risk
Committee have conducted tabletop exercises and simulations in cybersecurity matters with assistance from internal and outside experts.
For further information regarding our cybersecurity risk management strategy and governance practices, please see
“Item 1C. Cybersecurity” in our Form 10-K.
Data Privacy
As a global business, we are committed to protecting the personal data that we process as part of our business and on behalf of our customers in alignment with applicable law, our contractual duties, and our Company values. We understand the trust our customers, employees, and members of the public place in us when they share their personal data and to that end, we have established a robust, risk-based global privacy program with oversight by executive management, an independent Data Protection Officer for our European regulated entities, and at the
Board level, our Audit & Risk Committee. Our governance and accountability measures enable an enterprise-wide, values-based approach to personal data processing, while the collaborative effort between our Information Security
Team and Legal, Risk and Regulatory Group enables us to address our regulatory requirements and demonstrate compliance.
Artificial Intelligence Oversight and Governance
We develop products and services using AI, and continue to implement AI solutions across our offerings, including generative and agentic AI. We have adopted a set of Responsible AI Principles that emphasize transparency, fairness, accessibility, market efficiency, reliability, data management and security, accountability, and oversight. In line with our AI Principles, we have established a comprehensive framework for the responsible development and deployment of AI technologies, including an enterprise-wide AI Risk Management and Responsible Usage Policy, and an enterprise-wide AI Development and AI Security Standard.
As part of our AI risk framework, we maintain an internal AI Governance Committee that oversees the development and execution of AI use, both in our products and on the business, to ensure consistency with our AI Principles, business strategy, and risk tolerances. Our AI Governance Committee tracks developments in AI-specific regulation and maintains independent risk assessment processes.
AI use cases are subject to approval by the AI Governance Committee, and we classify AI use cases based on risk levels and establish approval conditions before launch. The AI Governance Committee also maintains an inventory of
AI services to provide senior management with a holistic view and to promote clear accountability and human oversight of all of Nasdaq's AI use.
AI use at Nasdaq is also subject to our Model Risk Management program, including independent validation of test results for higher risk AI use cases in advance of production deployment. These practices address risks such as hallucinations, bias, toxicity and accuracy inherent in AI use and are designed to ensure guardrails are in place.
Our AI governance framework is designed to align with the U.S. National Institute of Standards and Technology
(NIST) AI Risk Management Framework and, where applicable to our business, to address compliance with applicable laws and regulations, including, as relevant, the EU AI Act.

2026 NASDAQ PROXY STATEMENT
Our AI Development Standard and AI Security Standard are designed to ensure we protect the integrity, confidentiality, and availability of our data and systems by implementing industry best practices for access controls, data protection, monitoring, and incident response applicable to AI technologies.
We recognize the unprecedented velocity of change within the AI domain and, through the AI Governance
Committee and executive management oversight, we aim to continuously improve our AI risk framework to address evolving AI risks, but also drive our business and deliver AI innovations to our customers.
Our Audit & Risk Committee reviews, considers, and discusses the adequacy of our overall AI risk framework, and our Board receives regular updates on our AI strategy. Certain members of our Board also have experience in AI-
related matters.
Human Capital Management Oversight and Executive Succession Planning
Our Board believes that human capital management oversight and executive succession planning are among its most critical duties. The Board regularly receives updates on Nasdaq’s culture and people-related initiatives. In
2025, topics discussed included: operating as a platform company; the evolution of our One Nasdaq culture; and
future talent needs.
Both formally on an annual basis and informally throughout the year in Executive Session, the Management
Compensation Committee, the Board, and the Chair and CEO review the succession planning and leadership development program. This includes a short-term and long-term succession plan for developing, retaining, and replacing senior officers. These reviews and succession planning discussions take into account desired leadership skills, key capabilities, and experience in light of our current and evolving business and strategic direction. Our directors also have exposure to potential internal succession candidates through Board and Committee presentations and discussions, as well as informal events and interactions throughout the year.
In addition, the Chair and CEO prepares, and the Board reviews, a short-term succession plan that delineates a temporary delegation of authority to certain officers of the Company, if some or all of the senior officers should unexpectedly become unable to perform their duties. The Board also has implemented its own short-term succession plan in the event any of the directors become temporarily incapacitated or unable to act.
Sustainability Oversight
Our Board is committed to overseeing Nasdaq’s integration of sustainability principles and practices throughout the enterprise. The Nominating & Governance Committee has formal responsibility and oversight for sustainability policies, strategy, goals, and programs, and receives regular reporting on related key matters.
We have an internal steering committee for sustainability matters that is co-chaired by executive leaders and is comprised of a cross-functional group of Nasdaq senior executives. The internal steering committee serves as the central coordinating body for our sustainability strategy and reports to the Nominating & Governance Committee of the Board.
We also have an internal team that ultimately reports to the CFO and is responsible for executing our sustainability strategy; communicating our performance, metrics, and ambitions through our annual sustainability report and related disclosures; and collaborating with various stakeholders across the organization to ensure a timely and accurate data gathering and reporting process.

Other Policies and Practices
Shareholder Rights
Nasdaq does not have a classified Board. All directors are elected annually. We also have a majority vote standard for uncontested director elections.
Our proxy access right allows a shareholder, or group of shareholders, that owns at least 3% of our outstanding common stock for three years and complies with certain customary requirements, to nominate candidates for service on the Board and have those candidates included in Nasdaq’s proxy materials. Candidates nominated pursuant to this provision may constitute up to the greater of two individuals or 25% of the total number of directors then in office for a particular Annual Meeting of Shareholders.
Shareholders representing 15% or more of outstanding shares for one year can convene a special meeting of
Nasdaq’s shareholders.
For more on our proactive outreach efforts with our shareholders, see “Shareholder Engagement.”
Public Policy Advocacy
As part of our duty to shareholders, employees, and the markets, Nasdaq actively participates in public policy debates in the United States, Europe, and elsewhere. Nasdaq maintains a vigorous global employee education program with respect to the Foreign Corrupt Practices Act and other jurisdictional prohibitions on pay-for-play.
In the United States, Nasdaq has the responsibility to use its voice to educate policymakers and regulators.
Nasdaq’s advocacy focuses on policies affecting the capital markets. Nasdaq concentrates its efforts on education and outreach and utilizes a modest Political Action Committee, or PAC, program, known as the Nasdaq PAC. The
Nasdaq PAC is funded entirely through voluntary employee contributions and supports only federal Congressional campaigns. Nasdaq’s PAC is governed by a board of employees who vote on every disbursement.
With respect to our European operations, we focus our advocacy programs on active education and engagement with elected leaders and key policymakers. Our policies in Europe follow prevailing jurisdictional law and preclude any monetary contributions to political parties, candidates, or their designees.
Nasdaq maintains memberships in multiple associations around the globe that serve as important partners for our industry, clients, and employees including the World Federation of Exchanges, Federation of European Securities
Exchanges, U.S. Securities Markets Coalition, Equity Markets Association, Partnership for New York City, Business
Roundtable, European Association of Clearing Houses, U.S. Chamber of Commerce, TechNet, and others.
Ethics and Compliance
Nasdaq's Ethics & Compliance Program sets policies and procedures for conducting business in accordance with our high ethical standards, provides values-based guidance, heightens compliance risk awareness, strengthens decision-making, and drives sound business performance.
Executive and Board Leadership
Our Management Committee maintains oversight of Nasdaq’s Ethics & Compliance Program through committees, including a Compliance Council chaired by our Chief Legal, Risk and Regulatory Officer. Further oversight is provided through the Board’s Audit & Risk Committee, which is responsible for overseeing risks across Nasdaq. Nasdaq’s
Chief Compliance Officer oversees dedicated staff and operations related to the Ethics & Compliance Program.
Policies, Procedures, and Controls
Nasdaq’s Code of Ethics and related policies are applicable to all of our directors, employees (including the principal executive officer, the principal financial officer, and the controller and principal accounting officer), and other associates. Our Code of Ethics and related policies outline requirements related to our ethical standards, conflicts of interest, employee trading activities, personal securities trading activities, self-regulatory organization responsibilities, regulatory transparency, whistleblowing responsibilities and protections, antitrust laws, anti-bribery and corruption controls, privacy, data security, sanctions, and trade control laws. As a condition of employment, our employees are required to annually certify compliance with our Code of Ethics and related policies, as well as attest to the accuracy of required ethics and financial disclosures. We maintain procedures, systems, and controls to

2026 NASDAQ PROXY STATEMENT
support compliance with core policy requirements and detect potential violations. Additionally, the Board is governed by a distinct Code of Conduct containing supplemental provisions applicable to directors. The Code of
Ethics and the Code of Conduct for the Board are posted on our website at ir.nasdaq.com.
Insider Trading Policy
Nasdaq has an insider trading policy governing the purchase, sale, and other dispositions of Nasdaq’s securities that applies to all Nasdaq personnel, including directors, officers, employees, and other covered persons, as well as
Nasdaq itself. Nasdaq also follows procedures for the repurchase of its securities. Nasdaq believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as applicable listing standards. A copy of Nasdaq’s insider trading policy is filed as Exhibit 19.1 to our Form 10-K.
Risk Assessments
We monitor the primary jurisdictions where we operate for significant changes in law that may impact our business.
As part of our annual Code of Ethics and policy review process and through ad hoc reviews, we assess our compliance policies and adjust them as needed to align with updated regulatory requirements and changes to our business. We undertake periodic assessments of our risk relative to relevant compliance risk domains and use such assessments to inform program changes and updates.
Outreach and Training
We perform ongoing training and awareness activities to ensure these policies and requirements are well understood, clear, and practical across the organization. This includes onboarding sessions held with all new hires and employees of acquired companies and mandatory annual ethics and compliance training and certifications for all employees.
Monitoring, Audit, and Response
We undertake regular compliance testing and monitoring, conduct audits to review control design and effectiveness, and respond to situations where potential non-compliance is detected or reported. Corrective action is taken for non-compliance, including disciplinary action (up to and including termination of employment) and disclosure to regulatory bodies when appropriate. Disciplinary action also may include the reduction or elimination of bonuses or other incentive payments. We investigate instances of non-compliance to assess potential patterns of misconduct and incorporate findings into policy enhancements, control improvements, and training and outreach programs.
Whistleblower Program and Protections
Nasdaq adheres to all applicable whistleblower laws in the jurisdictions where it operates, ensuring robust protection for those who report misconduct. This includes full compliance with the EU Whistleblower Directive, safeguarding the rights and anonymity of whistleblowers within the European Union. To foster an ethical culture where employees are supported in reporting unethical behavior, Nasdaq provides multiple channels for disclosing misconduct under our SpeakUp! Program. One element of this program – the SpeakUp! Line – enables anonymous whistleblowing, including as required by applicable laws and regulations. The SpeakUp! Line is operated by a third party that is strictly required to protect the anonymity of the reporting individual when requested by the individual, and the Audit & Risk Committee receives regular reports on the SpeakUp! Line activity. Nasdaq subsidiaries in
Europe that fall under the protection of the EU Whistleblower Directive have adopted the SpeakUp! Line as a secure and confidential channel for reporting concerns. The SpeakUp! Line is available for both Nasdaq employees and external parties, including suppliers, business partners, and members of the public.
Employees can contact the appropriate regulator, law enforcement, other government authorities, or others as authorized by applicable law without notifying Nasdaq in advance or first pursuing internal reporting channels.
Nasdaq does not tolerate retaliation and provides all legal protections afforded under applicable laws and regulations for individuals reporting alleged misconduct or violations of the law. Nasdaq supports employees by allowing the disclosure of trade secrets in confidence to relevant government authorities without fear of retaliation, regardless of the confidentiality or intellectual property agreements the employee has signed with Nasdaq.

Communicating with the Board
Shareholders and other interested parties may contact the Board, the Chair and CEO, the Lead Independent
Director, or other individual directors by writing us at AskBoard@nasdaq.com or c/o Erika Moore, SVP, Chief
Governance and Corporate Compliance Officer and Corporate Secretary, 805 King Farm Boulevard, Rockville, MD
20850.
Executive
Officers

Nasdaq’s executive officers, as of April 24, 2026, are listed below.

Adena T. Friedman Age: 56 Title: Chair and CEO For Ms. Friedman’s biography, see “Our Board — Director Nominees.”

Tal Cohen
Age: 53
Title: President
Tal Cohen was appointed President of Nasdaq in April 2023. Mr. Cohen also serves as Division President, a role he assumed in January 2023, and leads Nasdaq’s Market Services and Financial Technology divisions, including Nasdaq’s North American and European Market Services businesses as well as the Company’s portfolio of marketplace technology, surveillance, risk management, and regulatory reporting solutions.
Previously, he served as EVP, North American Markets from July 2019 through December 2022. Mr. Cohen joined Nasdaq in April 2016 as the SVP of North American Market Services. Prior to that, Mr. Cohen was the
CEO of Chi-X Global Holdings, LLC, a global operator of trading venues, from 2010 to 2016. Prior to Chi-X, he held senior positions at Instinet, American Express, and Arthur Andersen.

Michelle L. Daly
Age: 50
Title: SVP and Controller and Principal Accounting Officer
Michelle L. Daly has served as SVP and Controller and Principal Accounting Officer since May 2021. Prior to joining Nasdaq, Ms. Daly was Managing Director and Deputy Controller at BlackRock from April 2018 through
April 2021. Previously, Ms. Daly held various senior leadership positions at Goldman Sachs from 2008 through
2018, including as head of SEC reporting, and in the corporate treasury department. Prior to joining Goldman
Sachs in 2008, Ms. Daly served in the audit practice at Ernst & Young LLP.

P.C. Nelson Griggs
Age: 55
Title: President
P.C. Nelson Griggs was appointed President of Nasdaq in April 2023. Mr. Griggs also serves as Division
President, a role he assumed in January 2023, and leads Nasdaq’s Capital Access Platforms division, including our Data & Listing Services, Index, and Workflow & Insights businesses. Prior to that, he served as EVP,
Corporate Platforms from April 2018 through December 2022. Previously, Mr. Griggs was EVP, Listing Services
from October 2014 through April 2018 and SVP, New Listings from July 2012 through October 2014. Since joining Nasdaq in 2001, Mr. Griggs has served in a myriad of other roles including SVP, Listings Asia Sales and
VP, Listings. Prior to joining Nasdaq, Mr. Griggs worked at Fidelity Investments and a San Francisco-based startup company.

2026 NASDAQ PROXY STATEMENT

Bradley J. Peterson
Age: 66
Title: EVP and CIO/CTO
Bradley J. Peterson has served as EVP and CIO/CTO since February 2013. Previously, Mr. Peterson served as
EVP and CIO at Charles Schwab, Inc. from May 2008 to February 2013. Mr. Peterson was CIO at eBay from
April 2003 through May 2008. From July 2001 through March 2003, Mr. Peterson was the Managing Director and Chief Operating Officer at Epoch Securities after its merger with Goldman Sachs Group, Inc. He also has held senior executive positions at Epoch Partners, Inc., Charles Schwab & Company, and Pacific Bell Wireless
(now part of AT&T).

Jeremy Skule
Age: 52
Title: EVP and Chief Strategy Officer; Executive Chair, Financial Crime Management Technology
Jeremy Skule has served as Executive Chair of Financial Crime Management Technology since September
2024 and as EVP and Chief Strategy Officer since January 2021. Previously, Mr. Skule was EVP and Chief
Marketing Officer since April 2018, after previously serving as SVP and Chief Marketing Officer since 2012. Mr.
Skule joined Nasdaq in 2012 from UBS, where he led Marketing and Communications for the Wealth
Management business. Prior to UBS, Mr. Skule was the Chief Communications Officer at MF Global. Previously,
he led the financial services practice at FleishmanHillard, a division of Omnicom Group, one of the largest global public relations and marketing agencies. Mr. Skule’s career has spanned senior communications positions and marketing leadership roles in Washington, DC and New York.

Bryan E. Smith
Age: 53
Title: EVP and Chief People Officer
Bryan E. Smith has served as EVP and Chief People Officer since January 2020, after previously serving as
SVP and Chief People Officer since 2012. Prior to joining Nasdaq in 2012, he was a founding partner with
Meridian Compensation Partners LLC, an independent executive compensation advisory firm, where he provided advice to boards of directors and senior management teams on the full range of executive and board compensation issues. Prior to Meridian Compensation Partners, Mr. Smith was a Principal at Hewitt Associates
LLC (now Aon Hewitt), a global human resource consulting and outsourcing firm, where he held various senior human resources outsourcing and consulting roles.

Sarah Youngwood
Age: 51
Title: EVP and CFO
Sarah Youngwood has served as EVP and CFO since December 2023. Previously, Ms. Youngwood served as
Group CFO at UBS from March 2022 until June 2023 and as Senior Advisor at UBS from June 2023 to
November 2023. Prior to UBS, between 1997 and March 2022, Ms. Youngwood held various roles at JPMorgan
Chase, including as CFO of JPMorgan Chase’s Consumer & Community Banking line of business from 2016 to
2022, leading finance for JPMorgan Chase’s Global Technology unit beginning in 2020, serving as Head of
Investor Relations from 2012 through 2016, and as part of the Financial Institutions Group within its Investment
Bank in Paris, London, and New York, including serving as Managing Director and leading mortgage activities, from 1997 to 2012.

John A. Zecca
Age: 58
Title: EVP and Chief Legal, Risk and Regulatory Officer
John A. Zecca has served as EVP and Chief Legal and Regulatory Officer since October 2019. In April 2022, Mr.
Zecca also became the Chief Risk Officer. Previously, Mr. Zecca was SVP, General Counsel North America, and
Chief Regulatory Officer from April 2018 to September 2019, after serving as SVP, Senior Deputy General
Counsel from July 2017 to April 2018. Mr. Zecca was SVP, MarketWatch, Nasdaq’s market surveillance group, from January 2010 to July 2017 and before that, he held a variety of other legal and regulatory roles at Nasdaq.
Prior to joining Nasdaq in 2001, Mr. Zecca served as legal counsel to an SEC Commissioner and practiced corporate and securities law at both Hogan Lovells and Kaye Scholer.

Executive
Compensation

Proposal 2:
Approval of the Company’s Executive
Compensation on an Advisory Basis

The Board unanimously recommends that shareholders vote FOR the approval, on an advisory basis, of the Company’s executive compensation.
We are asking shareholders to approve, on an advisory basis, the Company’s executive compensation as reported in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the executive compensation program and practices described in this Proxy
Statement.
We recommend that shareholders read the Compensation Discussion and Analysis that follows. The Compensation
Discussion and Analysis describes our executive compensation program and the executive compensation decisions made by our Management Compensation Committee and Board in 2025 in more detail. The compensation tables provide detailed information on the compensation of our NEOs. The Board and the Management Compensation
Committee believe that the compensation program for our NEOs has been effective in meeting the core principles described in the Compensation Discussion and Analysis in this Proxy Statement.
In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the 2026 Annual Meeting of Shareholders.
RESOLVED, that the shareholders of Nasdaq, Inc. approve, on an advisory basis, the compensation of Nasdaq’s
NEOs, as disclosed in the Proxy Statement for Nasdaq’s 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the executive compensation tables, and other related tables and narrative disclosure.
This advisory vote is not binding on the Board or the Management Compensation Committee. Although non-binding, the Board and the Management Compensation Committee will review and consider the outcome of the vote when making future decisions regarding our executive compensation program.
At the 2023 Annual Meeting, the Company’s shareholders voted for an annual advisory vote regarding the approval of executive compensation. Consistent with this preference, we plan to hold an advisory vote on our executive compensation at each annual meeting of shareholders until the next shareholder vote on Say on Pay frequency.

2026 NASDAQ PROXY STATEMENT
Compensation Discussion and Analysis
Our NEOs
This Compensation Discussion and Analysis, or CD&A, provides a summary of our executive compensation program and underlying compensation philosophy. While this CD&A primarily covers the compensation of our 2025 NEOs identified to the right, the principles underlying our compensation philosophy extend throughout the organization, support Nasdaq’s growth strategy, and are aligned to create
Adena T. Friedman
Chair and CEO
long-term shareholder value.
Sarah Youngwood
EVP and CFO
Tal Cohen
President
P.C. Nelson Griggs
President
Bradley J. Peterson
EVP and CIO/CTO

CD&A

Executive Summary
Compensation decisions made for 2025 reflected Nasdaq’s strong financial and operational performance as well as a continued emphasis on variable, at-risk compensation paid over the long-term. Our compensation program is designed to attract, retain, and empower employees to successfully execute the Company’s growth strategy. The building blocks of our Total Rewards Program are described below.

Engage.	Energize.	Retain.	Reinforce.

Engage and excite current and future employees who possess the leading skills and competencies needed for us to achieve our strategy and objectives.	Energize and align employees with the most important priorities, and encourage and reward high levels of performance, innovation, and growth, while not promoting undue risk.	Retain our most talented employees in a highly dynamic, competitive talent market.	Reinforce our cultural values of: Play as a Team, Fuel Client Success, Expand Your Mastery, Drive Innovation, Lead with Integrity, and Act As an Owner.
Business Performance Highlights
In 2025, Nasdaq achieved robust revenue growth, accelerated innovation of our products and services, and successfully delivered across our three strategic priorities: Integrate, Innovate, and Accelerate, all of which contributed to strong financial results and delivered long-term value for our shareholders. Our 2025 performance in a dynamic economy furthered our transformation into a leading technology platform that powers the world’s economies, the innovation economy, and safeguards trust in the financial system.
•We achieved record net revenues in 2025 of $5.2 billion, an increase of 13% from 2024.
•We generated $3.1 billion in ARR as of December 31, 2025, an increase of 10% over the fourth quarter of 2024.
Financial Technology ARR growth was 14% and Capital Access Platforms ARR growth was 8%.
•We successfully delivered on our 2025 strategic priorities – Integrate, Innovate, Accelerate – enabling us to capitalize on growing opportunities for scalable and resilient growth.
—Integrate: We were able to achieve our net expense synergy and deleveraging goals, doubling our initial
$80 million net expense synergies target announced upon the acquisition of AxiomSL and Calypso to fully action $160 million in net expense efficiencies from an expanded efficiency program.
—Innovate: We continued to advance our AI-powered solutions and product offerings throughout 2025, including the development of agentic AI for our Verafin clients. As Nasdaq continues the journey towards
Always-On markets, we submitted a proposal to the SEC to allow us to operate our markets 23 hours a day, 5 days a week (23/5 trading), which was approved by the SEC in April 2026. Additionally, we submitted a proposal to the SEC to facilitate the trading of tokenized securities on our markets, which was approved in March 2026.
—Accelerate: We continued to make progress on our One Nasdaq strategy, completing 42 cross-sell deals from the completion of the AxiomSL and Calypso acquisition through December 31, 2025 and furthering our geographic expansion, with 15 new countries served since the acquisition of AxiomSL and Calypso.
We have achieved $45 million in run-rate revenue from cross-sells and remain on track to exceed our goal of $100 million in run-rate revenue from cross-sells by exit 2027.
•We extended our listings leadership in 2025 with our seventh consecutive year as the top U.S. exchange by proceeds raised and executed the largest exchange transfer ever. For the year, we welcomed eligible U.S.
operating company IPOs that raised over $24 billion in total proceeds. We achieved a record-setting year for our listings switch program in 2025 with $1.2 trillion of market value switching to Nasdaq, including Walmart, the largest exchange transfer on record.
•Our Index ETP AUM and net inflows achieved new records, with our ETP AUM reaching a record $882 billion as of December 31, 2025 and a record $99 billion of net inflows over the twelve months ending December 31,
2025. The Index business launched a record 122 new products with its clients, approximately half of which were international and 32 were within the institutional insurance annuity space.
•While continuing our efforts to modernize markets, our Market Services division achieved record full year net revenue. The division also saw impressive growth due to increases in index options revenue and higher volumes in U.S. equity derivatives, U.S. cash equities, and European cash equities.

2026 NASDAQ PROXY STATEMENT
•We increased our quarterly dividend by 13% to $0.27 per share during 2025 driven by our strong free cash flow.
We also advanced our deleveraging goal, repaying $826 million of outstanding indebtedness during 2025.
•Our strong free cash flow has enabled us to continue to return cash to shareholders and meet our deleveraging goals ahead of schedule. We returned more than $1.2 billion to shareholders in 2025 through our share repurchase program and quarterly dividends, and an aggregate of approximately $2.6 billion over the last three years.

CD&A

Compensation Program Highlights
We believe our compensation program enables us to compete successfully for top talent and to build an effective leadership team. It also is designed to encourage decisions and behaviors that align with the short and long-term interests of our shareholders. Highlights include the following:
The majority of our NEOs’ pay is based on performance and consists largely of equity-based compensation.
In 2025, 91% of our NEOs’ total direct compensation was performance-based, or “at-risk”, and 71% of our NEOs’ total direct compensation was equity-based compensation. Total direct compensation includes base salary, annual cash incentive awards, and equity awards.
Annual incentives are based on achievement of rigorous performance goals.
In 2025, payments of annual incentives reflected our achievement of performance goals relating to corporate net revenues, corporate operating income (on a run rate basis), and ARR, in addition to accomplishment of strategic objectives, division or business unit financial results, and a culture objective. The resulting payouts to NEOs ranged from 130% to 160% of targeted amounts.
We use long-term incentives to promote retention and reward our NEOs.
Our main long-term incentive program for NEOs consists primarily of PSUs based on TSR relative to other companies, including the S&P 500 companies and a group of peer companies. Over the three-year period from
January 1, 2023 through December 31, 2025, Nasdaq’s cumulative TSR was 52.8%, which was at the 66th percentile of S&P 500 companies and the 46th percentile of peer companies. This TSR performance resulted in performance vesting of PSUs at 119.5% of target shares.
Our compensation program is grounded in best practices.
Our best practices include robust stock ownership guidelines for directors and executives, no hedging or pledging of
Nasdaq stock, a “clawback” policy regarding the recoupment of erroneously paid executive compensation, and no tax gross-ups.
Our executive compensation program does not encourage excessive risk-taking.
The Audit & Risk and Management Compensation Committees closely monitor the risks associated with our executive compensation program and individual compensation decisions. We annually conduct a comprehensive risk assessment of our compensation program.

2026 NASDAQ PROXY STATEMENT

What We DO	What We DON’T Do

Pay for performance: 100% of annual incentives and 80% of long-term incentive grants are performance-based	Overweight non-performance-based long- term incentives
Maintain a “clawback” policy, including a broad incentive recoupment policy and a supplemental policy in compliance with SEC and Nasdaq listing rules	Pay tax gross-ups
Provide change in control protection that requires a “double trigger” (i.e., both a change in control of the Company and a qualifying loss of employment)	Permit re-pricing of underwater stock options without shareholder approval
Conduct a comprehensive annual risk assessment of our compensation program	Accrue or pay dividends on unearned or unvested equity awards
Conduct an annual executive talent review and discussion on succession planning	Allow hedging or pledging of Nasdaq stock
Maintain robust stock ownership guidelines	Provide ongoing defined benefit pension plans
Provide only limited perquisites, which provide nominal additional assistance to allow executives to focus on their duties	Provide uncapped award opportunities
Decision-Making Framework
We design our executive compensation program to reward financial performance, operational excellence, effective strategic leadership, and achievement of division and business unit goals and objectives, which are key elements in driving shareholder value and sustainable growth. The program is also designed to enable us to compete successfully for top talent, incentivize and reward our executives for performance that exceeds expectations, and build an effective leadership team. Our compensation program is grounded in best practices and ethical and responsible conduct.
Compensation Philosophy Guiding Principles
On an annual basis, the Management Compensation Committee reviews our compensation philosophy, programs, and practices to ensure that they meet the needs of both the Company and the shareholders. The guiding principles of our compensation philosophy are outlined on the following page.

CD&A

Guiding Principles
1
2
3
Pay for Performance
A substantial portion of
compensation is variable or at-risk
and directly linked to Company,
division or business unit, and
individual performance.
Retention
Our long-term incentive award
vesting periods overlap, continually
ensuring that a portion of previously
granted equity remains unvested.
Competitive Pay Levels
Total compensation is sufficiently
competitive with industry peers to
attract and retain executives with
similar levels of experience, skills,
education, and responsibilities.
4
5
6
Internal Equity
Compensation considers the
different levels of responsibilities,
scope, risk, performance, and
future potential of our executives.
Collateral Implications
Our total compensation mix
encourages executives to take
appropriate, but not excessive, risks
to improve our performance and
build long-term shareholder value.
Shareholder Alignment
The financial interests of executives
are aligned with the long-term
interests of our shareholders through
stock-based compensation and
performance metrics that correlate
with long-term shareholder value.
Say on Pay Results
Each year, we carefully consider the results of our Say on Pay advisory vote from the prior year. At our 2025 Annual
Meeting, 96% of the votes cast were in favor of the advisory vote to approve executive compensation. In 2025, we retained the core elements of our executive compensation program, policies, and decisions. We believe our programs continue to appropriately motivate and reward our senior management.
In addition to the perspective provided by the Say on Pay results, we also carefully solicit and consider feedback from our shareholders on executive compensation, corporate governance, and other issues throughout the year. For further information on our shareholder engagement, see “Shareholder Engagement.”
How We Determine Compensation
We have established a process for evaluating the performance of the Company, the Chair and CEO, and other NEOs for compensation purposes. On an annual basis, the Board, the Management Compensation Committee, and the
Nominating & Governance Committee review our Chair and CEO’s performance in Executive Session. As part of their deliberative process, the Management Compensation Committee and Board establish and approve performance goals, evaluate our Chair and CEO’s performance against the pre-established goals, and determine appropriate compensation.

2026 NASDAQ PROXY STATEMENT
The factors considered include:
•performance against annual strategic objectives;
•defining and executing our strategy;
•leadership; and
•the financial performance of the Company.
Ms. Friedman, our Chair and CEO, is compensated only for her role as CEO and not as Board Chair.
With the support of People@Nasdaq, our Chair and CEO develops compensation recommendations for the NEOs and other executive officers and presents the recommendations to the Management Compensation Committee for review and consideration.
However, in accordance with the listing rules of The Nasdaq Stock Market, the Chair and CEO does not vote on executive compensation matters or attend Executive Sessions of the Management Compensation Committee or
Board, and the Chair and CEO is not present when her own compensation is being discussed or approved.
Role of Compensation Consultant
In 2025, Exequity, an independent compensation consultant, assisted management in gathering data, reviewing best practices, and making recommendations to the Management Compensation Committee about our executive compensation program. However, Exequity did not determine or recommend the amount or form of executive or director compensation. Exequity did not provide services to Nasdaq or its Board other than executive compensation consulting. In 2025, we paid Exequity $82,278 in fees for competitive market data for executives and outside directors and $377,337 in fees for other executive compensation services.
Competitive Positioning
To evaluate the external competitiveness of our executive compensation program, we compare certain program elements to similar elements used by peer companies. In setting 2025 compensation levels, the Management
Compensation Committee used a comprehensive peer group consisting of an aggregate of 26 companies as the basis for a competitive market analysis of the compensation program for the Chair and CEO and other NEOs. The
2025 peer group was substantially similar to the 2024 peer group, other than the addition of Autodesk, Inc. and
Global Payments Inc. and the removal of Automatic Data Processing, Inc. and eBay Inc. We believe using and disclosing a peer group provides valuable input into compensation levels and program design.
When forming the peer group, we considered potential peers among direct industry competitors and companies in related industries with similar talent needs. After identifying potential peers on this basis, we used the following seven screening criteria to select appropriate peer companies and talent.
•Revenue
•Market capitalization
•Financial performance
•Direct exchange competitors
•Financial services companies
•Technology companies
•Companies with global complexity
We believe the current peer group includes an accurate representation of similarly sized industry competitors and/or companies with which we generally compete for executive talent.

CD&A

Executive Compensation Peer Group Organized by Industry Segment1

Financial Exchanges	Cboe Global Markets, Inc.	Intercontinental Exchange, Inc.

	CME Group Inc.	London Stock Exchange Group plc

	Deutsche Börse AG	TMX Group Limited

Information Services	FactSet Research Systems Inc.	S&P Global Inc.

	Moody’s Corporation	Verisk Analytics, Inc.

MSCI Inc.

Financial Services	BGC Group, Inc.

Discover Financial Services

The Charles Schwab Corporation

Transaction Processing	Fidelity National Information Services, Inc.	Mastercard Incorporated

	Fiserv, Inc.	PayPal Holdings, Inc.

	Global Payments Inc.	Visa Inc.

Technology and Software	Adobe Inc.	Intuit Inc.

	Autodesk, Inc.	ServiceNow, Inc.

	Gen Digital Inc.	Workday, Inc.
1.These peer groups differ from the peer group used for the performance graph included in Item 5 of our Form 10-K, which is for stock-performance comparisons.
While the peer group represents a broad group of potential competitors for executive talent across various industries, peer group data serves as only one reference point for the Management Compensation Committee in evaluating our executive compensation program. The Management Compensation Committee uses this data to understand how various elements of our executive compensation program compare to those of other companies. In addition, the Management Compensation Committee uses multiple categorizations of the aggregate peer group data for each particular NEO role to better understand the competitive landscape for that position.
The peer group comparison is applied to ensure our executive compensation is competitive; however, we do not target executive compensation to a specific percentile of the compensation set by our peer group. Each executive officer is also evaluated individually based on skills, knowledge, performance, growth potential, and in the
Management Compensation Committee’s business judgment, the value he or she brings to the organization and
Nasdaq’s retention risk.
Tally Sheets
When recommending compensation for the Chair and CEO and other NEOs, the Management Compensation
Committee reviews tally sheets that detail the various elements of compensation for each executive officer. These tally sheets are used to evaluate the appropriateness of the total compensation package, to compare each executive officer’s total compensation opportunity with his or her actual aggregate payment, and to ensure that the compensation appropriately reflects the compensation program’s focus on pay for performance.

2026 NASDAQ PROXY STATEMENT
What We Pay and Why
Elements of Executive Compensation

	Element	Description	Objectives

FIXED	Base Salary	Fixed amount of compensation for service during the year	Reward scope of responsibility, experience, and individual performance

AT-RISK	Annual Incentive Compensation
At-risk compensation, dependent
on goal achievement
Formula-driven annual incentive
linked to corporate financial,
division or business unit financial,
and strategic objectives and other
organizational priorities

Promote strong business results by
rewarding value drivers, without
creating an incentive to take
excessive risk
Serve as key compensation vehicle
for rewarding results and
differentiating individual
performance each year

Long-Term Incentive Compensation
Award values are granted based on
market competitive norms and
individual performance
PSUs[1] are paid in shares of common
stock upon vesting based on three-
year relative TSR ranking compared
to peers and to the broad market,
over each cycle
RSUs are paid in shares of common
stock, which have time-based
vesting over four years from the
grant date

Motivate and reward executives for
outperforming peers over several
years
Ensure that executives have a
significant stake in the long-term
financial success of the Company,
aligned with the shareholder
experience
Promote longer-term retention

BENEFITS	Retirement, Health, and Welfare	Retirement savings programs Competitive welfare benefits Deferred compensation plan	Provide market-competitive benefits to attract and retain top talent

SEVERANCE	Involuntary Termination Without Cause, Voluntary Termination with Good Reason or Retirement	Specified amounts under employment arrangements with some executive officers Discretionary guidelines, for involuntary terminations without cause	Assist in attracting and retaining top talent Provide transition assistance Promote smooth succession planning upon retirement Allow the Company to obtain release of employment-related claims
Termination Due to Change in Control (“Double Trigger”)
Severance and related benefits
paid upon termination without
cause or resignation for good
reason in connection with a change
in control
Accelerated equity vesting upon
qualifying termination post-change
in control
Retention of executives through a change in control Preserve executive objectivity when considering transactions in the best interest of shareholders Assist in attracting and retaining top talent

OTHER	Limited Perquisites	Limited additional benefits provided to certain executives	Provide nominal additional assistance that allows executives to focus on their duties
          1.  In 2024, we also granted PSUs with a two-year performance period to certain NEOs, as further described below.

CD&A

Pay for Performance
Nasdaq’s executive compensation program is designed to deliver pay in accordance with corporate and division or business unit financial and strategic objectives as well as individual performance, levels of responsibility, and breadth of knowledge and experience.
Our program’s intention is to align the interests of our executives with the interests of our shareholders and to link executive compensation with the drivers of short-term and long-term value creation. A large percentage of total target compensation is “at-risk” through long-term equity awards and annual cash incentive awards. These awards are linked to actual performance and include a substantial portion of equity.
Compensation Mix
The mix of total target direct compensation for our NEOs in 2025 is shown below. At-risk pay is comprised of the target annual cash incentive award and the target equity award. The annual cash incentive award and the PSU portion of the equity award are performance-based.
NEOs – 2025 Total Target Direct Compensation Mix
Base salary 9%
Target Annual Cash Incentive Award 20%
Target Equity Award 71%
At-Risk Pay 91% (20% + 71%)
2025 Compensation Decisions
The sections below provide an overview as to how the Management Compensation Committee and/or Board of
Directors determined each NEO’s compensation for 2025. In setting 2025 target annual compensation opportunities for the NEOs, the Management Compensation Committee and/or Board reviewed historical market data for the executive compensation peer group, as provided by the Company’s compensation consultant, as described below.
For specific compensation amounts for each NEO, see the “NEO Compensation Summaries” beginning on page 75.
Base Salary
Base salaries are a fixed component of each NEO’s compensation. In setting each NEO’s base salary, the
Management Compensation Committee and/or Board considers competitive market data derived from our peer group and annual market surveys, and the NEO’s individual contributions, performance, time in the role, scope of responsibility, leadership skills, and experience. We review base salaries on an annual basis and may adjust base salaries during the year in response to significant changes in an executive’s responsibilities or events that would impact the long-term retention of a key executive. Salaries are established at levels commensurate with each executive’s title, position, and experience, recognizing that each executive is managing a component of a complex global company. For 2025, base salary increases were in recognition of performance and to maintain market competitive positioning.
Annual Cash Incentive Compensation
We maintain an annual performance-based cash incentive arrangement under which each NEO can earn cash incentive awards through our ECIP based on achievement of performance against pre-determined performance goals. The Management Compensation Committee and/or Board established each NEO’s target annual cash opportunity based on an assessment of each NEO’s position and responsibilities, the competitive market analysis, and the Company’s retention objectives.

2026 NASDAQ PROXY STATEMENT
How We Set Performance Targets
The annual cash incentive award payments for our NEOs are based on achieving pre-established, quantifiable performance goals. The Chair and CEO selects and recommends goals for the other executive officers based on their areas of responsibility and input from each executive. The Management Compensation Committee reviews and considers our Chair and CEO’s recommendations and approves the goals for the coming year after identifying the objectives most critical to our future growth and most likely to hold executives accountable for the operations for which they are responsible. Based on these same factors, the Management Compensation Committee and Board determine and approve the performance goals for the Chair and CEO.
We commence our rigorous goal-setting process during the Board’s third quarter strategic off-site meeting. In the fourth quarter of each year, the Management Compensation Committee and Board review initial goals for the following year. In the first quarter of the next year, the Management Compensation Committee and Board review and approve Company goals based on business criteria as well as target performance levels for target annual incentive cash awards. Targets are set based primarily on the Company’s Board-approved budget for the year. The performance goals are intended to be rigorous and are set at levels where the maximum payout for any NEO would be difficult to achieve and that are in excess of budget assumptions.
The Management Compensation Committee and/or the Board reviews the Company’s financial goals and the NEOs’
individual goals throughout the year and determines if any adjustments are warranted based on significant transactions or other extraordinary events. For 2025, the Management Compensation Committee and Board
selected financial and strategic metrics and targets that they believe incentivize our executives to achieve our strategic objectives and drive Nasdaq’s long-term financial performance.
The 2025 annual cash incentive awards were tied to results in the following areas:

Corporate Financial Objectives	Strategic Objectives
•operating income (on a run rate basis), which measures
business efficiency and profitability
•net revenues, which measure the ability to drive revenue
growth
• ARR, which measures our progress towards being a
scalable platform company
•defined corporate, division, or business unit-specific goals that contribute to the Company’s long-term strategy execution and performance

Division/Business Unit Financial Objectives	Strengthening Nasdaq Culture
•defined division or business unit-specific goals that
contribute to the Company’s revenue growth and
profitability
•ARR, a key performance metric used to assess the growth
of our recurring business within the division or business
unit
•defined objectives to enhance culture within the Company, promote employee engagement, and improve operational efficiency
Potential Payments
Annual cash incentive award payments are determined after the end of the year and are based on actual performance against each goal. Each goal that applied to the NEOs for 2025 had a minimum, target, and maximum performance level. The scoring of each goal is based on actual goal achievement compared to the target. In 2025, payments on each goal could vary between 0% and 200% of the target.
Although our ECIP is highly formulaic by design, awards are subject to adjustment at the discretion of the
Management Compensation Committee, based on a holistic, qualitative assessment of individual performance delivered as well as ethical and responsible conduct. Beginning in 2025, any non-financial strategic goal overperformance was funded by above-target performance of the operating income goal. Above-target payouts of strategic goals are limited to years where operating income exceeds target performance.
The Management Compensation Committee may adjust the bonus payment to any NEO, including by applying
“positive discretion” to increase a payment amount or “negative discretion” to decrease a payment amount. The
Management Compensation Committee did not adjust, or apply discretion to, any bonus payments of any NEOs in
2025.

CD&A

Award Payouts
In February 2026, the Management Compensation Committee and/or the Board determined the final levels of achievement for each of the goals and approved the cash payout amounts. The table below shows achieved performance against each 2025 corporate objective and the percentage of target incentive opportunity yielded by such performance.
Corporate Objectives Performance vs. Goals

Corporate Objective	Threshold (0% payout)	Target (100% Payout)	Maximum (200% Payout)	Nasdaq’s Results for 2025 as Measured for Compensation Purposes	Payout Percentage of Target Incentive Award Amount

Operating Income (Run Rate)[1]	$2,531.4M	$2,715.6M	$2,823.9M	$2,754.3M	133%
Net Revenues[2]	$4,720.7M	$4,971.3M	$5,105.9M	$5,152.8M	200%
ARR[3]	$2,872.0M	$2,991.3M	$3,047.0M	$3,019.7M	150%
1.Operating income (run rate) reflects our non-GAAP operating income adjusted to exclude the impact of (i) changes in foreign exchange rates; (ii) severance; (iii) divestitures; (iv) outperformance on certain beta driven metrics; (v) one-time, regulatory-
related contra-expenses; (vi) and a Calypso revenue adjustment to reflect ARR in line with the recurring nature of these revenues.
Non-GAAP operating income differs from U.S. GAAP operating income due to the exclusion of the following items: amortization expense of acquired intangible assets; merger and strategic initiatives expense; restructuring charges; and certain other expenses that are not part of ongoing business expenses. For a discussion of non-GAAP adjustments, see Annex A.
2.Net revenues exclude the impact of (i) changes in foreign exchange rates; (ii) divestitures; and (iii) a Calypso revenue adjustment to reflect ARR in line with the recurring nature of these revenues.
3.ARR for a given period is the current annualized value derived from subscription contracts with a defined contract value. This excludes contracts that are not recurring, are one-time in nature, or where the contract value fluctuates based on defined metrics.
ARR is currently one of our key performance metrics to assess the health and trajectory of our recurring business. For further information on our ARR calculations, including with respect to our AxiomSL and Calypso products, please see our Form 10-K.
The Management Compensation Committee and/or the Board assessed each NEO’s achievement of the division or business unit financial objectives and strategic objectives in 2025, as set forth in the NEO Compensation Summaries beginning on page 75. Specific metrics for these goals are not disclosed for competitive reasons. However, 100% of our NEO goals were defined with quantifiable performance metrics and were approved by the Management
Compensation Committee and/or the Board. No discretion was applied to any specific goal scoring for our NEOs.

2026 NASDAQ PROXY STATEMENT
Long-Term Incentive Compensation
PSUs
For the 2025 performance period, we granted PSUs to each NEO to incentivize and reward them for growth in our
TSR relative to the TSR of two equally weighted groups over the performance period. The PSU awards granted in
2025, for which the three-year performance period is January 1, 2025 through December 31, 2027, utilize a performance measure that compares Nasdaq’s TSR to two performance groups at the start of the performance period: (i) all S&P 500 companies and (ii) the S&P 500 GICS 4020 Index, which includes exchanges, as well as data, financial technology, and banking companies with sizable market capitalizations. We measure our TSR performance relative to two different groups to align with the varied interests of our shareholders. For purposes of the PSUs and our executive compensation, TSR is calculated by using a 30-day average of our share price at the beginning and end of the performance period, plus cumulative dividends.
Our 2025 PSU performance period peer group, the S&P 500 GICS 4020 Index, is a blend of exchanges, as well as data, financial technology, and banking companies, which aligns with our business and competitors. While the peer group used for competitive analysis of executive compensation in 2025, as described on page 67, includes a broad range of companies that may compete with us for executive talent, the S&P 500 GICS 4020 Index peer group used for the three-year PSUs in 2025 includes a broader list of competitors that provide more relevant comparators for stock price performance. The PSU shares earned, if any, vest at the end of the performance period and are settled upon the certification by the Management Compensation Committee and/or the Board that the performance metrics have been achieved. Our relative performance ranking against each of the two peer groups at the end of the performance period will determine the number of vested PSUs. For each vested PSU, Nasdaq will issue one share of common stock to each NEO. The maximum payout will be 200% of the target number of PSUs granted if Nasdaq ranks at the 85th percentile or above of each of the groups. However, if our TSR is negative for the three-year performance period, regardless of TSR ranking, the payout will be capped at 100% of the target number of PSUs granted.
The table below illustrates the percentage of the target number of PSUs granted to each NEO that the NEO may receive based upon different levels of achievement against each of the groups. For each group, the resulting shares earned will be calculated by multiplying the relevant percentage from the table below by one-half of the target award amount. Any payouts earned at performance levels below the 50th percentile are designed to serve as a retention vehicle.
Amount of Shares a Grantee May Receive Based Upon Achievement

Percentile Rank of Nasdaq’s Three-Year TSR Versus the Relevant Group	Resulting Shares Earned

>= 85th Percentile	200%
67.5th Percentile	150%
50th Percentile	100%
25th Percentile	50%
15th Percentile	30%
0 Percentile	0%
For levels of achievement between points, the resulting shares earned will be calculated based on straight-line interpolation.
RSUs
In 2025, we also granted RSUs to each NEO to promote long-term shareholder alignment and retention. The RSUs represented 20% of the NEO’s long-term incentive compensation. The RSUs are subject to a four-year vesting schedule, vesting 33% on the second anniversary of the grant, 33% on the third anniversary of the grant, and the balance on the fourth anniversary of the grant, in each case subject to continued employment with the Company.
Award Determination
In setting Ms. Friedman’s 2025 equity award target, the Management Compensation Committee and Board focused on motivating performance with significant upside and downside based on relative performance. Historical awards

CD&A

and the retention value of Ms. Friedman’s outstanding equity were considered when determining the target amount of her award. Peer group data also was considered in establishing a market competitive award level.
Ms. Friedman recommended the specific equity award targets for each of the other NEOs, which varied among executives depending upon responsibilities, performance, and retention considerations. The Management
Compensation Committee evaluated these recommendations and determined that the amount of each award reflected the individual’s contributions, was aligned with competitive market levels, and was appropriate for retention purposes.
Settlement of 2023 PSU Grants Based on Relative TSR
In February 2026, the Management Compensation Committee and/or the Board evaluated and approved the performance results for the PSUs granted to the NEOs in 2023. These PSUs were subject to a three-year cumulative performance period beginning on January 1, 2023 and ending on December 31, 2025, and performance was determined by comparing Nasdaq’s TSR to two groups of companies, each weighted 50%. One group consisted of all S&P 500 companies and the other group consisted of 13 peer companies as listed in the footnote below. We measure our TSR performance relative to two different groups to align with the varied interests of our shareholders.
The following table sets forth the 2023 PSU performance measure results.
PSU Performance Measure Results

Equity Award	Cumulative TSR	Weighting	Performance Factors	Percentile Rank	Payout	Blended Payout

2023 Three-Year PSU Award	52.8%	50%	Based on Relative TSR Against the S&P 500	66th	146.9%	119.5%
		50%	Based on Relative TSR Against Peers[1]	46th	92.2%
1.Global exchange peer companies used for the 2023 Three-Year PSU Award: ASX Limited, B3 S.A. – Brasil, Bolsa, Balcão, Bolsa Mexicana de Valores,
S.A.B. de C.V., Cboe Global Markets, Inc., CME Group Inc., Deutsche Börse AG, Euronext N.V., Hong Kong Exchanges and Clearing Limited,
Intercontinental Exchange, Inc., Japan Exchange Group, Inc., London Stock Exchange Group plc, Singapore Exchange Limited, and TMX Group Limited.
Certification of 2024 PSU Grants Based on Integration Actions
In 2024, we granted PSUs with a two-year performance period to certain NEOs (the “Two-Year PSUs”). The Two-
Year PSUs, which represented 10% of the NEO’s aggregate 2024 equity award, were based on a performance measure relating to the implementation of certain integration actions in connection with the AxiomSL and Calypso acquisition.
The Two-Year PSUs had a performance period of January 1, 2024 to December 31, 2025. In February 2026, the Management
Compensation Committee certified the achievement of the performance measures, which are not disclosed due to competitive reasons, and each grantee was issued 200% of the target value of their award, which vests in full on January 4, 2027, subject to the grantee's continued employment with the Company. The performance conditions for the Two-Year PSUs were entirely formulaic and not qualitative or discretionary. The final attainment reflected that we surpassed our efficiency program net expense target, with over $160 million in run rate expense efficiencies actioned as of the end of 2025.

2026 NASDAQ PROXY STATEMENT
NEO Compensation Summaries
Adena T. Friedman
Chair and CEO
2025 Total Target Direct Compensation Mix
Base salary: 7%
Target Annual Cash Incentive Award: 20%
Target Equity Award: 73%
At-Risk Pay: 93% (20% + 73%)
2025 Performance Highlights
•Reported record net revenues of $5.2 billion, an increase of 13% as compared to 2024, including a
12% increase to $4.0 billion for our Solutions revenue (comprised of revenue from our Capital Access
Platforms and Financial Technology segments).
•ARR increased to $3.1 billion as of December 31, 2025, up 10% compared to 2024. Our Financial
Technology segment demonstrated strong growth, as ARR increased 14% compared to 2024.
•Led Nasdaq’s efforts to achieve its strategic goals of Integrate, Innovate, Accelerate. Nasdaq actioned $160 million in net expense efficiencies as of the end of 2025, surpassing its $80 million net expense synergy target announced with the acquisition of AxiomSL and Calypso; announced key strategic partnerships across our businesses; and furthered revenue growth, enabling Nasdaq to deliver long-term growth to our shareholders.
•Extended listing leadership in 2025 with Nasdaq’s seventh consecutive year as the top U.S. exchange by number of IPOs and proceeds raised. Nasdaq achieved a record $1.2 trillion of market capitalization in annual switches, including the marquee transfer of Walmart, the largest exchange transfer ever.
•Continued the integration of AxiomSL and Calypso through increased cross-sells, with a total of 42 cross-sells since the acquisition, reflecting the strength of the One Nasdaq strategy.
•Advanced Nasdaq’s efforts to modernize markets, including through the filing of proposals to the SEC to facilitate the trading of tokenized securities on our markets (which was approved in March 2026)
and to bring 23/5 trading to the Nasdaq Stock Market (which was approved in April 2026).
•Positioned Nasdaq to bring AI at scale in our products and on the business, including implementing AI solutions across our offerings, leading the adoption of agentic AI workers by more than 350 Verafin clients, and overseeing the integration of more than 150 AI enterprise agents in Nasdaq.

CD&A

2025 Compensation Elements
In setting Ms. Friedman’s 2025 annual compensation, the Management Compensation Committee and Board
considered her performance and a review of the competitive positioning of her overall compensation as compared to the compensation of similar officers at companies in our peer group.
As shown in the table below, for 2025, the Management Compensation Committee and Board increased Ms.
Friedman's base salary from $1,250,000 to $1,400,000, and target annual cash incentive award from
$3,750,000 to $4,200,000, effective March 31, 2025. The Management Compensation Committee also increased the target grant date value of Ms. Friedman's equity award from $13,000,000 to $15,000,000.
The Management Compensation Committee and Board noted that Ms. Friedman's leadership has driven significant growth and innovation, and positioned Nasdaq for long-term success. She entered into a new five-year employment agreement in March 2025, which demonstrates her continued commitment to the
Company.

	Type of Compensation	2025 Annualized Amounts (at Target)		2024 Annualized Amounts (at Target)

Base Salary	Fixed	$1,400,000		$1,250,000
Target Annual Cash Incentive Award	Performance-Based	$4,200,000		$3,750,000
Target Equity Award	Performance-Based (PSUs)	$12,000,000	[1]	$10,400,000
(Grant Date Face Value)	At-Risk (RSUs)	$3,000,000	[1]	$2,600,000
Total Target Compensation		$20,600,000		$18,000,000
1.Ms. Friedman was awarded a target amount of 157,811 Three-Year PSUs and 39,452 RSUs on April 1, 2025, with the terms and conditions described in the “Long-Term
Incentive Compensation” section above.
2025 Performance Goals – Annual Cash Incentive Award
Ms. Friedman earned an annual incentive award payment of $6,086,509, or 149% of target, based on the final achievement of her pre-established, quantifiable performance goals, as described below.

Goal Type	Goal	Goal Weighting	Actual Performance as a Percent of Target	Award Payout

Corporate Financial	Corporate Operating Income (Run Rate)	50%	133%	$2,717,179
	Corporate Net Revenues	20%	200%	$1,636,110
	Annual Recurring Revenue	5%	150%	$306,762
Strategic Initiatives[1]	Capital Access Platforms: Listings Success	3%	120%	$147,357
	Defining & Building a Roadmap to Become a Platform Company	3%	153%	$187,572
	Progressing Capital Allocation Framework	3%	126%	$155,140
	Enterprise: Cross Selling Initiative	4%	153%	$250,097
	Driving AI on the Business	4%	124%	$202,529
	Enterprise: Driving AI in the Product	3%	151%	$185,412
	Regulatory Advocacy	2%	153%	$125,048
	Strengthening Nasdaq Culture	3%	141%	$173,303
Total		100%	149%	$6,086,509
1.Beginning in 2025, any non-financial strategic goal overperformance was funded by above-target performance of the operating income goal. Above-target payouts of strategic goals are limited to years where operating income exceeds target performance.

2026 NASDAQ PROXY STATEMENT
Settlement of 2023 PSU Award Based on Relative TSR
The table below sets forth the number of PSUs that Ms. Friedman earned as of December 31, 2025 due to the performance results of her 2023 PSU award, which was based on relative TSR.

Target PSUs Awarded in 2023	Actual Performance as Percent of Target	PSUs Earned

191,176	119.5%	228,455
Certification of Two-Year PSU Award
The table below sets forth the number of PSUs that Ms. Friedman earned due to the performance results of the
Two-Year PSU award granted in 2024. The award remains subject to a service vesting condition through January 4,
2027.

Target PSUs Awarded in 2024	Actual Performance as Percent of Target	PSUs Earned

20,870	200.0%	41,740

CD&A

Sarah Youngwood
EVP and CFO
2025 Total Target Direct Compensation Mix
Base salary: 9%
Target Annual Cash Incentive Award: 18%
Target Equity Award: 73%
At-Risk Pay: 91% (18% + 73%)
2025 Performance Highlights
•Surpassed our expanded efficiency program net expense target, with over $160 million in expense efficiencies actioned as of the end of 2025, as compared to the $80 million net expense synergies goal announced with the acquisition of AxiomSL and Calypso.
•Led our deleveraging initiative by repaying $826 million of outstanding indebtedness during 2025, including repaying our outstanding 2025 notes and repurchasing other outstanding notes.
•Increased our quarterly dividend by 13%, or $0.03 per share, to $0.27 per share and returned $616 million to shareholders through our share repurchase program, for an aggregate of over $1.2 billion returned to shareholders in 2025.
•Drove Nasdaq’s growth in generating cash flow from operations, generating $2.3 billion in 2025, up
16% from $1.9 billion in 2024.
•Strengthened shareholder engagement in 2025 through more than 430 investor meetings, representing approximately 55% of our outstanding shares. In 2025, we broadened our investor base and welcomed a number of new shareholders, including 29 investors with positions exceeding
100,000 shares.
2025 Compensation Elements
As shown in the table below, for 2025, the Management Compensation increased Ms. Youngwood's base salary from $700,000 to $750,000, and target annual cash incentive award from $1,400,000 to
$1,500,000, effective March 31, 2025. In accordance with the terms of her employment offer letter, Ms.
Youngwood was granted an equity award with a target grant date value of $6,000,000. In determining this compensation, the Management Compensation Committee assessed Ms. Youngwood's overall performance and market competitive positioning.

2026 NASDAQ PROXY STATEMENT

	Type of Compensation	2025 Annualized Amounts (at Target)		2024 Annualized Amounts (at Target)

Base Salary	Fixed	$750,000		$700,000
Target Annual Cash Incentive Award	Performance-Based	$1,500,000		$1,400,000
Target Equity Award	Performance-Based (PSUs)	$4,800,000	[1]	$4,800,000	[2]
(Grant Date Face Value)	At-Risk (RSUs)	$1,200,000	[1]	$1,200,000	[2]
Total Target Compensation		$8,250,000		$8,100,000
1.Ms. Youngwood was awarded a target amount of 63,124 Three-Year PSUs and 15,781 RSUs on April 1, 2025, with the terms and conditions described in the “Long-Term
Incentive Compensation” section above.
2.Amounts above reflect Ms.Youngwood’s 2024 compensation elements and amounts, as described above. No annual target equity award was granted in 2024. However,
$6,000,000 of the $10,000,000 new hire equity grant in 2023 was in lieu of a 2024 annual equity grant, and such amount is reported in this table. Ms. Youngwood received her $6,000,000 target equity award, as set forth in her employment offer letter, in April 2025.
2025 Performance Goals – Annual Cash Incentive Award
Ms. Youngwood earned an annual incentive award payment of $2,191,051, or 149% of target, based on the final achievement of her pre-established, quantifiable performance goals, as described below.

Goal Type	Goal	Goal Weighting	Actual Performance as a Percent of Target	Award Payout

Corporate Financial	Corporate Operating Income (Run Rate)	50%	133%	$980,256
	Corporate Net Revenues	20%	200%	$590,247
	Annual Recurring Revenue	5%	150%	$110,668
Strategic Initiatives[1]	Defining & Building a Roadmap to Become a Platform Company	2%	153%	$45,113
	Progressing Capital Allocation Framework	3%	126%	$55,968
	Enterprise: Cross Selling Initiative	3%	153%	$67,669
	Driving AI on the Business	4%	124%	$73,064
	Enterprise: Driving AI in the Product	2%	151%	$44,593
	Regulatory Advocacy	1%	153%	$22,556
	Driving Budget and Operations Processes to Deliver Growth	3%	113%	$50,119
	Articulating Story and Improving Shareholder Base	3%	146%	$64,628
	Facilitating Effective SOX Program	2%	151%	$44,489
	Strengthening Nasdaq Culture	2%	141%	$41,681
Total		100%	149%	$2,191,051
1.Beginning in 2025, any non-financial strategic goal overperformance was funded by above-target performance of the operating income goal. Above-target payouts of strategic goals are limited to years where operating income exceeds target performance.

CD&A

Tal Cohen
President
2025 Total Target Direct Compensation Mix
Base salary: 9%
Target Annual Cash Incentive Award: 18%
Target Equity Award: 73%
At-Risk Pay: 91% (18% + 73%)
2025 Performance Highlights
•Delivered exceptional Financial Technology segment growth with more than 14% revenue and ARR growth as compared to 2024, driven by increases from existing and new clients, upsells, and cross-
sells. Nasdaq has completed 42 cross-sells since the completion of the acquisition of AxiomSL and
Calypso.
•Advanced the modernization of capital markets, including submitting a rule filing to the SEC to enable the trading of tokenized securities on Nasdaq’s markets (which was approved in March 2026) and preparing for the introduction of 23/5 trading on The Nasdaq Stock Market (which was approved in
April 2026).
•Achieved record net revenue of $1.2 billion within the Market Services division, 18% growth from
2024, driven by higher volumes in U.S. equity derivatives, U.S. cash equities, and European cash equities.
•Sustained leadership in U.S. equities, retaining Nasdaq's position as the single largest exchange for equity trading while maintaining the highest market share in the U.S. multiply-listed options market.
•Strengthened Nasdaq's competitive positioning in U.S. markets, with over half of U.S. equities industry volume and over half of the market capitalization of U.S. domiciled companies derived from issuers listed on Nasdaq exchanges.
2025 Compensation Elements
For 2025, the Management Compensation Committee increased Mr. Cohen’s base salary from $700,000 to
$750,000, and target annual cash incentive award from $1,400,000 to $1,500,000, effective March 31,
2025. The Management Compensation Committee also increased the target grant date value of Mr.
Cohen’s equity award from $4,000,000 to $6,000,000. In determining these compensation changes, the
Management Compensation Committee assessed Mr. Cohen’s performance, the overall performance of our
Market Services and Financial Technology divisions, and market competitive positioning.
As previously disclosed in our Current Report on Form 8-K filed on March 10, 2025, and in our 2025 Proxy
Statement, in recognition of Mr. Cohen's outstanding performance and ongoing commitment to Nasdaq, he received a one-time equity award with a grant date face value of $7,000,000 on April 1, 2025. The award consists of 50% RSUs ratably vesting over three years, contingent on continued employment, and 50%
PSUs vesting on December 31, 2027, subject to continued employment and achievement of specified performance goals. The PSU portion of the equity award has the same TSR performance conditions as the other PSUs awarded to Mr. Cohen and other named executive officers, as further described above.
Combined with his 2025 annual equity award, 64% of the total target value is in performance-based PSUs tied to three-year total shareholder return, with the remaining 36% in RSUs. Further information regarding
Mr. Cohen's one-time grant, which was made in connection with the execution of his employment agreement, is set forth on page 97.
The Management Compensation Committee believes the grant provides strong motivation to deliver long-
term results in alignment with shareholder interests.

2026 NASDAQ PROXY STATEMENT

	Type of Compensation	2025 Annualized Amounts (at Target)		2024 Annualized Amounts (at Target)

Base Salary	Fixed	$750,000		$700,000
Target Annual Cash Incentive Award	Performance-Based	$1,500,000		$1,400,000
Target Equity Award	Performance-Based (PSUs)	$4,800,000	[1]	$3,200,000
(Grant Date Face Value)	At-Risk (RSUs)	$1,200,000	[1]	$800,000
Total Target Compensation		$8,250,000		$6,100,000
1.Mr. Cohen was awarded a target amount of 63,124 Three-Year PSUs, and 15,781 RSUs on April 1, 2025, with the terms and conditions described in the “Long-Term
Incentive Compensation” section above.
2025 Performance Goals – Annual Cash Incentive Award
Mr. Cohen earned an annual incentive award payout of $1,921,885, or 130% of target, based on the final achievement of his pre-established, quantifiable performance goals, as described below.

Goal Type	Goal	Goal Weighting	Actual Performance as a Percent of Target	Award Payout

Corporate Financial	Corporate Operating Income (Run Rate)	15%	133%	$294,077
	Corporate Net Revenues	10%	200%	$295,123
Division Financial	Market Services Operating Income	10%	200%	$295,123
	Market Services Revenue	5%	200%	$147,562
	Capital Markets Technology and Regulatory Technology Operating Income	15%	47%	$104,293
	Capital Markets Technology and Regulatory Technology Revenue	10%	56%	$82,975
	Capital Markets Technology and Regulatory Technology ARR	10%	124%	$183,363
Strategic Initiatives[1]	Defining & Building a Roadmap to Become a Platform Company	2%	153%	$45,113
	Progressing Capital Allocation Framework	3%	126%	$55,968
	Driving AI on the Business	5%	124%	$91,331
	Regulatory Advocacy	2%	153%	$45,113
	FinTech: Cross Selling Initiative	4%	153%	$90,225
	Market Services and FinTech: Driving AI in the Product	3%	153%	$67,669
	Market Platforms: Optimizing Operating Model	2%	126%	$37,157
	Advancing Market Modernization	2%	153%	$45,112
	Strengthening Nasdaq Culture	2%	141%	$41,681
Total		100%	130%	$1,921,885
1.Beginning in 2025, any non-financial strategic goal overperformance was funded by above-target performance of the operating income goal. Above-target payouts of strategic goals are limited to years where operating income exceeds target performance.

CD&A

Settlement of 2023 PSU Award Based on Relative TSR
The following table sets forth the number of PSUs that Mr. Cohen earned as of December 31, 2025 due to the performance results of his 2023 PSU award, which was based on relative TSR.

Target PSUs Awarded in 2023	Actual Performance as Percent of Target	PSUs Earned

36,764	119.5%	43,932
Certification of Two-Year PSU Award
The table below sets forth the number of PSUs that Mr. Cohen earned due to the performance results of the Two-
Year PSU award granted in 2024. The award remains subject to a service vesting condition through January 4,
2027.

Target PSUs Awarded in 2024	Actual Performance as Percent of Target	PSUs Earned

6,421	200.0%	12,842

2026 NASDAQ PROXY STATEMENT
P.C. Nelson Griggs
President
2025 Total Target Direct Compensation Mix
Base salary: 11%
Target Annual Cash Incentive Award: 22%
Target Equity Award: 67%
At-Risk Pay: 89% (22% + 67%)
2025 Performance Highlights
•Extended listings leadership in the U.S. by proceeds raised for the seventh consecutive year and secured three of the top five IPOs of 2025, including Medline, the year’s largest, and 16 of the top 30, collectively welcoming eligible U.S. operating companies that raised an aggregate of over $24 billion in proceeds.
•Attained a record year for switches with over $1.2 trillion of market value switching to Nasdaq, including Walmart, the largest exchange transfer in history.
•Delivered on Index innovation, launching a record 122 new products in 2025, which included 60 international products and 32 in the institutional insurance annuity space. The Index business had a strong year, with a record end-of-period ETP AUM of $882 billion.
•Launched new AI features and enhancements across solutions including Boardvantage, Nasdaq IR
Insight, and eVestment, with strong adoption of AI tools among customers.
•Expanded the distribution of Nasdaq's private market data through partnerships with LSEG and
Juniper Square, furthering our role in capital deployment across the global private markets ecosystem.
2025 Compensation Elements
As shown in the table below, for 2025, the Management Compensation Committee increased Mr. Griggs’
base salary from $700,000 to $750,000 and target annual cash incentive award from $1,400,000 to
$1,500,000, effective March 31, 2025. The Management Compensation Committee also increased the target grant date value of Mr. Griggs’ equity award from $4,000,000 to $4,500,000. In determining these compensation changes, the Management Compensation Committee assessed Mr. Griggs’ performance, the overall performance of our Capital Access Platforms division, and market competitive positioning.

	Type of Compensation	2025 Annualized Amounts (at Target)		2024 Annualized Amounts (at Target)

Base Salary	Fixed	$750,000		$700,000
Target Annual Cash Incentive Award	Performance-Based	$1,500,000		$1,400,000
Target Equity Award	Performance-Based (PSUs)	$3,600,000	[1]	$3,200,000
(Grant Date Face Value)	At-Risk (RSUs)	$900,000	[1]	$800,000
Total Target Compensation		$6,750,000		$6,100,000
1.Mr. Griggs was awarded a target amount of 47,343 Three-Year PSUs and 11,835 RSUs on April 1, 2025, with the terms and conditions described in the “Long-Term
Incentive Compensation” section above.

CD&A

2025 Performance Goals – Annual Cash Incentive Award
Mr. Griggs earned an annual incentive award payment of $2,355,471, or 160% of target, based on the final achievement of his pre-established, quantifiable performance goals, as described below.

Goal Type	Goal	Goal Weighting	Actual Performance as a Percent of Target	Award Payout

Corporate Financial	Corporate Operating Income (Run Rate)	15%	133%	$294,077
	Corporate Net Revenues	10%	200%	$295,123
Division Financial	Capital Access Platforms Operating Income	25%	140%	$516,871
	Capital Access Platforms Revenue	20%	200%	$590,247
	Capital Access Annual Recurring Revenue	5%	200%	$147,562
Strategic Initiatives[1]	Defining & Building a Roadmap to Become a Platform Company	2%	153%	$45,113
	Progressing Capital Allocation Framework	3%	126%	$55,969
	Driving AI on the Business	4%	124%	$73,065
	Regulatory Advocacy	2%	153%	$45,113
	Capital Access Platforms: Cross Selling Initiative	2%	153%	$45,113
	Capital Access Platforms: Driving AI in the Product	2%	153%	$45,113
	Capital Access Platforms: Listings Success	3%	120%	$53,161
	Index: Modernizing Systems and Increasing Advisor Engagement	1%	145%	$21,386
	Establishing Divisional and Private Markets Strategy	2%	153%	$45,112
	Expanding and Diversifying Data Revenue	1%	153%	$22,555
	Workflow & Insights: Executing on Strategy and Driving Growth	1%	123%	$18,211
	Strengthening Nasdaq Culture	2%	141%	$41,680
Total		100%	160%	$2,355,471
1.Beginning in 2025, any non-financial strategic goal overperformance was funded by above-target performance of the operating income goal. Above-target payouts of strategic goals are limited to years where operating income exceeds target performance.
Settlement of 2023 PSU Award Based on Relative TSR
The table below sets forth the number of PSUs that Mr. Griggs earned as of December 31, 2025 due to the performance results of his 2023 PSU award, which was based on relative TSR.

Target PSUs Awarded in 2023	Actual Performance as Percent of Target	PSUs Earned

36,764	119.5%	43,932
Certification of Two-Year PSU Award
The table below sets forth the number of PSUs that Mr. Griggs earned due to the performance results of the Two-
Year PSU award granted in 2024. The award remains subject to a service vesting condition through January 4,
2027.

Target PSUs Awarded in 2024	Actual Performance as Percent of Target	PSUs Earned

6,421	200.0%	12,842

2026 NASDAQ PROXY STATEMENT
Bradley J. Peterson
EVP and CIO/CTO
2025 Total Target Direct Compensation Mix
Base salary: 13%
Target Annual Cash Incentive Award: 23%
Target Equity Award: 64%
At-Risk Pay: 87% (23% + 64%)
2025 Performance Highlights
•Expanded Nasdaq’s generative AI platform and deployed more than 150 enterprise AI agents and an AI
Digital Workforce into production.
•Migrated the Nasdaq PHLX exchange to Fusion, Nasdaq’s next-generation derivatives platform, and the Nasdaq BX Options Market (now NTX Options) to the AWS cloud platform.
•Completed the successful integration of AxiomSL and Calypso into Nasdaq, which included cloud operations, system reliability, and compliance with information security standards and controls.
•Scaled our cloud platforms to capture organic growth across the business, especially within Market
Services, Index, and Financial Technology.
•Continued Nasdaq’s operational excellence initiatives to engineer and operate Nasdaq’s and our customers’ critical infrastructure with high performance, resiliency, reliability, capacity, and security.
2025 Compensation Elements
For 2025, the Management Compensation Committee maintained Mr. Peterson’s base salary, increased his target annual cash incentive award from $975,000 to $1,137,500, and increased the target grant date value of Mr. Peterson’s equity award from $3,000,000 to $3,200,000. In determining these compensation changes, the Management Compensation Committee assessed Mr. Peterson’s performance, the overall performance of our global technology team, and market competitive positioning.

	Type of Compensation	2025 Annualized Amounts (at Target)		2024 Annualized Amounts (at Target)

Base Salary	Fixed	$650,000		$650,000
Target Annual Cash Incentive Award	Performance-Based	$1,137,500		$975,000
Target Equity Award	Performance-Based (PSUs)	$2,560,000	[1]	$2,400,000
(Grant Date Face Value)	At-Risk (RSUs)	$640,000	[1]	$600,000
Total Target Compensation		$4,987,500		$4,625,000
1.Mr. Peterson was awarded a target amount of 33,666 Three-Year PSUs, and 8,416 RSUs on April 1, 2025, with the terms and conditions described in the “Long-
Term Incentive Compensation” section above.

CD&A

2025 Performance Goals – Annual Cash Incentive Award
Mr. Peterson earned an annual incentive award payment of $1,701,461, or 150% of target, based on the final achievement of his pre-established, quantifiable performance goals, as described below.

Goal Type	Goal	Goal Weighting	Actual Performance as a Percent of Target	Award Payout

Corporate Financial	Corporate Operating Income (Run Rate)	50%	133%	$755,644
	Corporate Net Revenues	20%	200%	$455,000
	Annual Recurring Revenue	5%	150%	$85,310
Strategic Initiatives[1]	Defining & Building a Roadmap to Become a Platform Company	4%	153%	$69,552
	Progressing Capital Allocation Framework	2%	126%	$28,763
	Driving AI on the Business	6%	124%	$84,485
	Enterprise: Driving AI in the Product	2%	151%	$34,375
	Operational Excellence	3%	153%	$52,164
	Cloud and Emerging Technology	3%	153%	$52,164
	Global Technology: System Reliability and Operational Excellence	3%	152%	$51,874
	Strengthening Nasdaq Culture	2%	141%	$32,130
Total		100%	150%	$1,701,461
1.Beginning in 2025, any non-financial strategic goal overperformance was funded by above-target performance of the operating income goal. Above-target payouts of strategic goals are limited to years where operating income exceeds target performance.
Settlement of 2023 PSU Award Based on Relative TSR
The following table sets forth the number of PSUs that Mr. Peterson earned as of December 31, 2025 due to the performance results of his 2023 PSU award, which was based on relative TSR.

Target PSUs Awarded in 2023	Actual Performance as Percent of Target	PSUs Earned

36,764	119.5%	43,932
Certification of Two-Year PSU Award
The table below sets forth the number of PSUs that Mr. Peterson earned due to the performance results of the Two-
Year PSU award granted in 2024. The award remains subject to a service vesting condition through January 4,
2027.

Target PSUs Awarded in 2024	Actual Performance as Percent of Target	PSUs Earned

4,816	200.0%	9,632

2026 NASDAQ PROXY STATEMENT
Other Aspects of Our Executive Compensation Program
General Equity Award Grant Practices
The Management Compensation Committee and the Board approve annual equity awards on a regular first-quarter schedule, which is determined well in advance and without regard to any material Company news announcements.
We believe that the current and expected expense and share utilization are reasonable and justified in light of the
Management Compensation Committee’s goals of aligning the long-term interests of officers and employees with those of shareholders and rewarding officers for long-term relative TSR growth while retaining a strong management team. We actively monitor the expense and share utilization associated with annual grants and are committed to adjusting grant practices if and when appropriate.
Throughout the performance periods for equity awards, the Management Compensation Committee receives updates on the executives’ progress in achieving applicable performance goals and monitors the compensation expense and share run rate that the Company is incurring for outstanding equity awards.
The reference price for calculating the value of equity awards granted is the closing market price of Nasdaq’s common stock on the grant date. Existing equity ownership levels are not a factor in award determinations as we do not want to discourage senior executives from holding significant amounts of our common stock.
Practices Regarding Timing of RSU and PSU Grants
Generally, we grant RSUs and PSUs on an annual basis on a regular second-quarter schedule. Our annual equity grants to executives, and employees eligible to receive equity awards, occur on or about April 1 of each year, which date is several weeks prior to our release of quarterly earnings for the first quarter of the fiscal year. In addition to the regular-cycle annual equity awards, the Management Compensation Committee may also make “off-cycle”
grants of RSUs, PSUs or other equity awards in connection with an employee’s initial hire, promotion, or retention or for other reasons. We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants.
Policies and Practices Regarding the Timing of Certain Option-Like
Instruments
We do not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments.
Accordingly, we do not have a specific policy or practice on the timing of such awards in relation to our disclosure of material nonpublic information. In the event we determine to grant such awards, we will evaluate the appropriate steps to take in relation to the foregoing.
Benefits
We provide a comprehensive benefits program to our executive officers, including the NEOs, which mirrors the program offered to all employees of the Company. These benefits include, among other components, health and welfare benefits and participation in the Company’s ESPP. Under these plans, our NEOs participate on the same terms as other employees.
Severance
Except in employment agreements and other agreements for certain executive officers as described in this Proxy
Statement, we are not obligated to pay general severance or other enhanced benefits to any NEO upon termination of his or her employment. However, the Management Compensation Committee and/or the Board has the discretion to pay severance. Severance decisions do not influence other compensation decisions, which are focused on motivating our executives to remain with Nasdaq and contribute to our future success.
Change in control severance is addressed in employment agreements for certain NEOs, as described in this Proxy
Statement, and in a change in control severance policy for NEOs without an employment agreement. We believe that the terms for triggering payment under these arrangements are appropriate. For example, these arrangements are what is known as a “double trigger,” meaning that severance resulting from a change in control is paid only upon the occurrence of both a change in control of the Company and a qualifying loss of employment. In addition, a change in control under these arrangements is limited to situations where the acquiror obtains a majority of Nasdaq’s voting securities or the current members of our Board (or their approved successors) cease to constitute a majority of the
Board. We do not provide tax gross-ups in connection with the change in control excise tax.

CD&A

For further information on Nasdaq’s limited severance arrangements, see “Employment Agreements and Potential
Payments Upon Termination or Change in Control.”
Other
Because our executive compensation program emphasizes pay for performance, it includes only immaterial perquisites for our executives. We do not provide tax gross-up payments on perquisites.
The Company has established a security program for the protection of our executive officers. In 2025, the Company retained an external consultant to review the program, benchmark it against peer programs, and make recommendations regarding potential enhancements. The program tailors protection measures for our executives based upon role, location, travel plans, and the external security environment. We believe costs associated with the security program are necessary and appropriate business expenses.
Risk Mitigation and Other Pay Practices
Risk Assessment of Compensation Program
We monitor the risks associated with our compensation program on an ongoing basis. In April 2026, both the
Management Compensation Committee and the Audit & Risk Committee were presented with the results of our annual formal assessment of our employee compensation program in order to evaluate the risks arising from our compensation policies and practices. This risk assessment report reflected a comprehensive review and analysis of the components of our compensation program. The Management Compensation Committee and the Audit & Risk
Committee both concluded, based on the risk assessment report’s findings, that any risks arising from our compensation program are not reasonably likely to have a material adverse effect on the Company.
The risk assessment was performed by an internal working group consisting of employees in People@Nasdaq,
Group Risk Management, and the Internal Audit Department, as well as in the Offices of the General Counsel and
Corporate Secretary. The findings were presented to the Global Risk Management Committee, which concurred with the working group’s report. The risk assessment included the following steps:
•collection and review of our compensation policies;
•development of a risk assessment scorecard, analysis approach, and timeline; and
•review and evaluation of controls that might mitigate risk-taking (e.g., equity vesting structure, incentive recoupment policy, and stock ownership guidelines).
Stock Ownership Guidelines
We recognize the importance of stock ownership as an essential means of closely aligning the interests of our executives with the interests of our shareholders. In addition to using equity awards as a primary long-term incentive compensation tool, we have stock ownership guidelines for our senior executives, including our NEOs.
Under its charter, the Management Compensation Committee reviews the stock ownership guidelines periodically and oversees compliance.
Under the guidelines, the covered executives are expected to own specified dollar amounts of our common stock based on a multiple of their base salary, as set forth in the table below.

Title	Value of Shares Owned

Chair and CEO	12 x base salary
Presidents	6 x base salary
CFO	6 x base salary
Management Committee Members	4 x base salary
Other EVPs	3 x base salary
Individual holdings, shares jointly owned with immediate family members or held in trust, RSUs (whether vested or unvested), and shares purchased or held through our plans, such as the Nasdaq ESPP, count toward satisfying the guidelines. New executives and executives who incur a material change in their responsibilities are expected to meet the applicable level of ownership within five years of their start date or the date of the change in responsibilities. All of the NEOs who were required to comply with the guidelines on December 31, 2025 were in compliance at such time.

2026 NASDAQ PROXY STATEMENT
Stock Holding Guidelines
We encourage our senior executives to retain equity grants until the applicable stock ownership level discussed above is reached. Under the stock ownership guidelines, these officers must hold the specified dollar amounts of stock through the end of their employment with Nasdaq. We feel that our guidelines provide proper alignment of the interests of our management and our shareholders and therefore, we do not have additional stock holding requirements beyond the stock ownership guidelines.
Trading Controls and Hedging and Pledging Policies
We prohibit directors and executive officers from engaging in securities transactions that allow them either to insulate themselves or profit from a decline in Nasdaq’s stock price (with the exception of selling shares outright in accordance with applicable laws and regulations). Specifically, these individuals may not enter into hedging transactions with respect to Nasdaq’s common stock, including short sales and transactions in derivative securities.
Finally, these individuals may not pledge, hypothecate, or otherwise encumber their shares of Nasdaq common stock, including by holding such shares in a margin account.
We permit all employees, including the NEOs, to enter into plans established under Rule 10b5-1 of the Exchange Act, enabling them to trade in our stock, including stock received through equity grants, during periods in which they might not otherwise be able to trade because material nonpublic information about Nasdaq has not been publicly released. These may include specific instructions to a broker to trade on behalf of the employee if our stock price reaches a specified level or if certain other events occur. Therefore, the employee no longer controls the decision to trade or the timing of the trade. Additionally, all 10b5-1 plans adopted by our executive officers and directors are subject to applicable SEC regulations.
Incentive Recoupment Policies
In 2023, we adopted the following incentive recoupment, or “clawback,” policies.
•We updated our long-standing compensation recoupment policy, which is applicable to officers with the rank of
SVP and above. The policy provides that the Company may recoup cash or equity-based compensation, either discretionary, time-based or performance-based (excluding salary or vested tax-qualified employee retirement benefits), that was incorrectly paid or awarded due to a financial reporting error, whether or not such individual’s conduct contributed to the financial statement reporting error. Compensation can also be recouped based on breaches of Nasdaq policy or applicable legal, contractual, or regulatory requirements in connection with service to Nasdaq; actions resulting in significant reputational or financial harm to Nasdaq; breaches of fiduciary duty to
Nasdaq; willful misconduct, gross negligence, material dishonesty, or fraud; or any other actions taken by an applicable person in the course of such person’s service that the Management Compensation Committee deems necessary to be subject to the policy.
•We adopted our Supplemental Executive Officer Recoupment Policy in response to the Dodd-Frank Wall Street
Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, SEC rules, and Nasdaq Stock Market listing requirements. The policy requires Nasdaq to recover certain incentive-based compensation received by current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The recoverable compensation is that compensation which was received during the three-year period preceding the date on which the accounting restatement was required. The clawback pertains to any excess income derived by an executive officer based on materially inaccurate accounting statements. This policy applies to all incentive-
based compensation (including cash bonus payments) received by our current and former Section 16 officers on or after October 2, 2023, the effective date specified in the Nasdaq Stock Market listing standards.
Additionally, our Chair and CEO and CFO are subject to the clawback provisions of the Sarbanes-Oxley Act of 2002, which provide that if we are required to prepare an accounting restatement because of “misconduct,” the CEO and
CFO are required to reimburse us for any incentive or equity-based compensation received and profits from selling
Nasdaq securities during the year following issuance of the inaccurate financial statements.
Tax and Accounting Implications of Executive Compensation
The Management Compensation Committee considers income tax and other consequences of individual compensation elements when it is analyzing the overall level of compensation and the mix of compensation among individual elements. Depending upon the relevant circumstances at the time, the Management Compensation Committee may determine to award compensation that is not deductible. In making this determination, the Management Compensation Committee balances the purposes and needs of our executive compensation program against potential tax and other implications.
Generally, under GAAP, compensation is expensed as earned. We generally recognize compensation expense for equity awards on a straight-line basis over the requisite service period of the award.

Management Compensation Committee Report
The Management Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. After such discussions, the Management Compensation Committee recommended to Nasdaq’s
Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Form 10-K.
The Management Compensation Committee

Jeffery W. Yabuki	Melissa M. Arnoldi	Kathryn A. Koch	Michael R. Splinter	Toni Townes-Whitley
(Chair)
Management Compensation Committee Interlocks and Insider Participation
None of the members of the Management Compensation Committee is an executive officer, employee, or former officer of
Nasdaq. With the exception of Ms. Friedman, none of Nasdaq’s executive officers serves as a current member of the Nasdaq
Board. None of Nasdaq’s executive officers serves as a director or a member of the compensation committee of any entity that has one or more executive officers serving on the Nasdaq Board or Management Compensation Committee.

2026 NASDAQ PROXY STATEMENT
Executive Compensation Tables
The following tables, narrative, and footnotes present the compensation of the NEOs during 2025 in the format mandated by the SEC.
2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[3]	All Other Compensation ($)[4]	Total ($)

Adena T. Friedman	2025	$1,359,616	—	$17,491,321	$6,086,509	$77,104	$25,014,550
Chair and CEO	2024	$1,250,000	—	$15,213,813	$5,009,927	$44,430	$21,518,170
	2023	$1,250,000	—	$12,551,660	$4,653,812	$43,280	$18,498,752
Sarah Youngwood	2025	$736,539	—	$6,996,506	$2,191,051	$21,000	$9,945,096
EVP and CFO	2024	$700,000	—	—	$1,906,073	$19,085	$2,625,158
	2023	$43,077	$500,000	$10,863,114	$125,000	$15,000	$11,546,191
Tal Cohen	2025	$736,539	—	$14,673,516	$1,921,885	$33,515	$17,365,455
President	2024	$700,000	$200,000	$4,681,154	$1,644,323	$20,700	$7,246,177
	2023	$698,077	—	$2,413,740	$1,338,959	$19,800	$4,470,576
P.C. Nelson Griggs	2025	$736,539	—	$5,247,325	$2,355,471	$21,000	$8,360,335
President	2024	$700,000	—	$4,681,154	$2,380,980	$20,700	$7,782,834
	2023	$698,077	—	$2,413,740	$1,263,829	$19,800	$4,395,446
Bradley J. Peterson	2025	$650,000	—	$3,731,418	$1,701,461	$35,695	$6,118,574
EVP and CIO/CTO	2024	$650,000	—	$3,510,846	$1,346,633	$34,959	$5,542,438
	2023	$650,000	—	$2,413,740	$1,282,625	$33,855	$4,380,220
1.The amounts reported in this column reflect (i) a one-time cash supplemental bonus for Mr. Cohen for the 2024 compensation year in recognition of exceeding integration and synergy expectations relating to the acquisition of AxiomSL and Calypso and (ii) a one-time cash sign-on bonus for Ms. Youngwood, who began employment as EVP and CFO on December 1, 2023. This amount was set forth in Ms. Youngwood’s employment offer letter.
2.The amounts reported in this column reflect the grant date fair value of the stock awards, including PSUs and RSUs, computed in accordance with FASB ASC Topic 718.
The assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited financial statements for the fiscal year ended December 31,
2025 included in our Form 10-K. Since the 2025 three-year PSU award payouts are contingent on TSR-related performance-based vesting conditions, the grant date fair values were determined based on a Monte Carlo simulation model.
The table below summarizes the target grant date face value of the three-year PSU grants that the Management Compensation Committee and/or the Board approved for the NEOs, compared to the FASB ASC Topic 718 fair value. The Monte Carlo simulation model takes into account expected price movement of Nasdaq stock as compared to peer companies. As a result of the Company’s pre-grant 2025 TSR performance relative to peer companies, the Monte Carlo simulation model assigned a higher value to each 2025 three-year PSU than the closing price of Nasdaq’s stock on the grant date. There is no assurance that the target grant date face values or
FASB ASC Topic 718 fair values will ever be realized.
The amounts reported in this column for Mr. Cohen in 2025 reflect the one-time equity award of $7,000,000, comprised of RSUs and PSUs, that he received in connection with his employment agreement.  Further information regarding such equity award is set forth on page 80 and page 97.

Name	Year	Target PSUs (#)	Target Grant Date Face Value ($)	FASB ASC Topic 718 Fair Value ($)

Adena T. Friedman	2025	157,811	$12,000,000	$14,586,471
Sarah Youngwood	2025	63,124	$4,800,000	$5,834,551
Tal Cohen	2025	109,152	$8,300,000	$10,088,919
P.C. Nelson Griggs	2025	47,343	$3,600,000	$4,375,913
Bradley J. Peterson	2025	33,666	$2,560,000	$3,111,748
3.The amounts reported in this column reflect the cash awards made to the NEOs under the ECIP or other performance-based incentive compensation programs.
4.The following table sets forth the 2025 amounts reported in the “All Other Compensation” column by type. For “Legal Expenses,” amounts refer to: (i) with respect to Ms.
Friedman, fees paid by the Company on her behalf for a Hart-Scott-Rodino filing and (ii) for Mr. Cohen, the reimbursement of certain legal expenses in connection with his employment agreement executed in March 2025.

Name	Contribution to 401(k) Plan or or Other Retirement Savings Plan ($)	Cost of Financial/ Tax Planning Services ($)	Legal Expenses ($)	Other Items ($)	Total All Other Compensation ($)

Adena T. Friedman	$21,000	$19,965	$30,000	$6,139	$77,104
Sarah Youngwood	$21,000	—	—	—	$21,000
Tal Cohen	$21,000	—	$12,515	—	$33,515
P.C. Nelson Griggs	$21,000	—	—	—	$21,000
Bradley J. Peterson	$21,000	$14,695	—	—	$35,695

2026 NASDAQ PROXY STATEMENT
2025 Grants of Plan-Based Awards Table

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)[3]

Name	Committee and/or Board Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Adena T. Friedman	02/20/2025	—	—	$4,200,000	$8,400,000	—	—	—	—	—
	02/20/2025	04/01/2025	—	—	—	—	157,811	315,622	—	$14,586,471
	02/20/2025	04/01/2025	—	—	—	—	—	—	39,452	$2,904,851
Sarah Youngwood	02/19/2025	—	—	$1,500,000	$3,000,000	—	—	—	—	—
	02/19/2025	04/01/2025	—	—	—	—	63,124	126,248	—	$5,834,551
	02/19/2025	04/01/2025	—	—	—	—	—	—	15,781	$1,161,955
Tal Cohen	02/19/2025	—	—	$1,500,000	$3,000,000	—	—	—	—	—
	02/19/2025	04/01/2025	—	—	—	—	46,028	92,056	—	$4,254,368
	02/19/2025	04/01/2025	—	—	—		63,124	126,248	—	$5,834,551
	02/19/2025	04/01/2025	—	—	—	—	—	—	46,028	$3,422,642
	02/19/2025	04/01/2025	—	—	—	—	—	—	15,781	$1,161,955
P.C. Nelson Griggs	02/19/2025	—	—	$1,500,000	$3,000,000	—	—	—	—	—
	02/19/2025	04/01/2025	—	—	—	—	47,343	94,686	—	$4,375,913
	02/19/2025	04/01/2025	—	—	—	—	—	—	11,835	$871,411
Bradley J. Peterson	02/19/2025	—	—	$1,137,500	$2,275,000	—	—	—	—	—
	02/19/2025	04/01/2025	—	—	—	—	33,666	67,332	—	$3,111,748
	02/19/2025	04/01/2025	—	—	—	—	—	—	8,416	$619,670
1.The amounts reported in these columns represent the possible range of payments under the ECIP or other performance-based incentive compensation programs.
Amounts are considered earned in fiscal year 2025 although they were not paid until 2026. For information about the amounts actually earned by each NEO under the
ECIP, see “Executive Compensation – Executive Compensation Tables – 2025 Summary Compensation Table.”
2.The amounts reported in these columns represent the possible range of PSUs that each NEO may earn under the Equity Plan, depending on the achievement of performance goals established by the Management Compensation Committee and/or Board. For further information, see “Executive Compensation – Compensation
Discussion and Analysis – 2025 Compensation Decisions – Long-Term Incentive Compensation.”
3.The amounts reported in this column represent the grant date fair value of the total equity awards reported in the previous columns calculated pursuant to FASB ASC
Topic 718 based upon the assumptions discussed in Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in our
Form 10-K. For further information about the calculation of these amounts, see “Executive Compensation - Executive Compensation Tables – 2025 Summary
Compensation Table.”

2025 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[9]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)[9]

Adena T. Friedman	806,451	—	—	$22.23	01/03/2027	—		—	—		—
	—	613,872	—	$67.48	01/03/2032	13,191	[1]	$1,281,242	—		—
	—	—	—	—	—	31,863	[2]	$3,094,853	—		—
	—	—	—	—	—	41,740	[3]	$4,054,206	—		—
	—	—	—	—	—	41,740	[7]	$4,054,206	292,180	[6]	$28,379,443
	—	—	—	—	—	39,452	[4]	$3,831,973	315,622	[8]	$30,656,365
Sarah Youngwood	—	—	—	—	—	29,847	[5]	$2,899,039	179,082	[6]	$17,394,235
	—	—	—	—	—	15,781	[4]	$1,532,809	126,248	[8]	$12,262,468
Tal Cohen	—	—	—	—	—	2,196	[1]	$213,297	—		—
	—	—	—	—	—	6,128	[2]	$595,213	—		—
	—	—	—	—	—	12,843	[3]	$1,247,441	—		—
	—	—	—	—	—	12,842	[7]	$1,247,343	89,902	[6]	$8,732,181
	—	—	—	—	—	15,781	[4]	$1,532,809	126,248	[8]	$12,262,468
	—	—	—	—	—	46,028	[3]	$4,470,700	92,056	[8]	$8,941,399
P.C. Nelson Griggs	—	—	—	—	—	2,196	[1]	$213,297	—		—
	—	—	—	—	—	6,128	[2]	$595,213	—		—
	—	—	—	—	—	12,843	[3]	$1,247,441	—		—
	—	—	—	—	—	12,842	[7]	$1,247,343	89,902	[6]	$8,732,181
	—	—	—	—	—	11,835	[4]	$1,149,534	94,686	[8]	$9,196,851
Bradley J. Peterson	—	—	—	—	—	2,196	[1]	$213,297	—		—
	—	—	—	—	—	6,128	[2]	$595,213	—		—
	—	—	—	—	—	9,632	[3]	$935,556	—		—
	—	—	—	—	—	9,632	[7]	$935,556	67,426	[6]	$6,549,087
	—	—	—	—	—	8,416	[4]	$817,446	67,332	[8]	$6,539,957
1.These RSUs vested on April 1, 2026.
2.This RSU award vested as to 33% on April 3, 2025, 33% vested on April 3, 2026, and the remaining shares will vest on April 3, 2027. The share amounts shown in the table represent the shares remaining to vest as of December 31, 2025.
3.This RSU award vested as to 33% on April 1, 2026, 33% will vest on April 1, 2027, and the remaining shares will vest on April 1, 2028. The share amounts shown in the table represent the shares remaining to vest as of December 31, 2025.
4.These RSUs will vest as to 33% on April 1, 2027, 33% on April 1, 2028, and the remaining shares on April 1, 2029.
5.The remaining shares from this RSU award will vest on December 6, 2026.
6.This PSU award is subject to a three-year performance period ending on December 31, 2026. Per the SEC rules, the amount reported is the maximum award amount, although the actual number of shares awarded could range from 0% to 200% of the target award amount, depending on the level of achievement of certain specified performance goals established by the Management Compensation Committee and/or Board.
7.This PSU award was subject to a two-year performance period which ended on December 31, 2025. Based on the achievement of the performance goals, the grantees each received 200% of the target award amount, as reflected in the table and as further discussed above under  “Executive Compensation – Compensation Discussion and Analysis – 2025 Compensation Decisions – Long-Term Incentive Compensation.” The award continues to remain subject to a service condition and will vest on
January 4, 2027.
8.This PSU award is subject to a three-year performance period ending on December 31, 2027. Per SEC rules, the amount reported is the maximum award amount, although the actual number of shares awarded could range from 0% to 200% of the target award amount, depending on the level of achievement of certain specified performance goals established by the Management Compensation Committee and/or Board.
9.Amounts in this column are based on a closing price of $97.13 on December 31, 2025.

2026 NASDAQ PROXY STATEMENT
2025 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]

Adena T. Friedman[2]	—	—	270,837	$21,626,321
Sarah Youngwood[3]	—	—	29,847	$2,692,796
Tal Cohen[4]	—	—	70,422	$5,641,834
P.C. Nelson Griggs[5]	—	—	73,809	$6,203,791
Bradley J. Peterson[6]	—	—	74,208	$6,234,059
1.The amounts reported in this column are calculated by multiplying the number of shares of stock that vested by the closing market price of our common stock on the vesting date.
2.The amount reported includes 137,301 shares that were withheld to pay taxes in connection with the vesting(s).
3.The amount reported includes 16,506 shares that were withheld to pay taxes in connection with the vesting(s).
4.The amount reported includes 34,199 shares that were withheld to pay taxes in connection with the vesting(s).
5.The amount reported includes 35,928 shares that were withheld to pay taxes in connection with the vesting(s).
6.The amount reported includes 34,634 shares that were withheld to pay taxes in connection with the vesting(s).
Non-Qualified Deferred Compensation Table
The Nasdaq, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) is a nonqualified plan that permits select key management and highly compensated employees, including our NEOs, to defer up to 80% of their base compensation and up to 80% of their bonus, commission, or other compensation earned during a plan year.
Amounts deferred under the Deferred Compensation Plan are credited with investment earnings based on the participant’s investment elections made from investment options that mirror the investment options available under out 401(k) plan.
The following table shows the executive contributions, earnings, withdrawals, and account balances for the NEOs for the Deferred Compensation Plan. The Company does not make contributions on behalf of participants to the
Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($)[1]	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)[2]	Average Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[3]

Adena T. Friedman	$569,139	—	$317,316	—	$2,541,620
Sarah Youngwood	$1,752,841	—	—	—	$1,752,841
Tal Cohen	—	—	$154,786	—	$1,104,191
P.C. Nelson Griggs	—	—	—	—	—
Bradley J. Peterson	$235,146	—	$182,312	—	$1,447,482
1.  Amounts shown in this column included deferred portions of the NEO's salary and bonus as reported in the Salary and/or Non-Equity Incentive Plan Compensation columns of our Summary Compensation Table for 2025.
2.  Amounts shown in this column are not included in the Summary Compensation Table because earnings were not preferential or above market.  Reflects earnings or gains made during 2025 from investment options under the plan.
3,  Amounts shown in this column include deferred portions of the NEO's salary and bonus as reported in the Salary and/or Non-Equity Incentive Plan Compensation columns of our Summary Compensation Tables for previous years.

Employment Agreements and Potential Payments Upon
Termination or Change in Control
We currently have employment agreements or arrangements with four of our NEOs: Ms. Friedman, Ms. Youngwood,
Mr. Cohen, and Mr. Peterson. We also have entered into a continuing obligations agreement with each NEO related to confidentiality and intellectual property protection.
The employment agreements prohibit them from rendering services to a competing entity following their last date of employment for a period of two years for Ms. Friedman and Mr. Peterson, and 12 months for Mr. Cohen. To receive certain termination payments and benefits, each of Ms. Friedman and Messrs. Cohen and Peterson must execute a general release of claims against Nasdaq. In addition, termination payments and benefits may be discontinued if such individual breaches the restrictive covenants in either the employment agreement or the continuing obligations agreement.
Each employment agreement sets forth the payments and benefits the applicable NEO will receive under various termination scenarios, as described below.
Adena T. Friedman
Employment Agreement
Ms. Friedman's employment agreement, dated March 11, 2025, provides for the continuation of her role as Chair and
CEO of Nasdaq through January 1, 2030 (unless terminated earlier by Nasdaq or Ms. Friedman).
Ms. Friedman’s employment agreement provides for:
•an annual base salary of $1,400,000;
•a target annual bonus opportunity of 300% of base salary;
•continued eligibility to receive equity awards in accordance with the terms of the Equity Plan; and
•other benefits consistent with those received by other senior executives of Nasdaq.
The agreement provided that the target value at the time of grant for Ms. Friedman’s 2025 equity award was not less than $15,000,000, which award was granted on April 1, 2025.
Upon termination of her employment by Nasdaq without cause or by Ms. Friedman for good reason, Ms. Friedman will receive:
•cash severance in an amount equal to the sum of two times her base salary, two times her target bonus, and a pro-rata target bonus with respect to the year in which the termination occurs;
•continued vesting of any outstanding equity awards for 24 months (with performance-based vesting based on actual performance);
•18 months of continued health and welfare coverage at active employee rates; and
•a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.
Ms. Friedman may provide the Board with 12-months’ advance written notice of her intent to terminate her employment due to retirement, provided that such notice may not be given prior to December 31, 2027.
In connection with retirement, Ms. Friedman will continue to receive:
•all elements of her compensation package through the end of the retirement notice period;
•a pro-rata target bonus with respect to the year in which the retirement occurs;
•continued vesting of any outstanding equity awards (with performance-based vesting to be based on actual performance);
•18 months of continued health and welfare coverage at active employee rates; and
•a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.
Option Award
On January 3, 2022, the Management Compensation Committee and Board granted Ms. Friedman a one-time, performance-based stock option award with a value of $10 million. The grant provides strong motivation to deliver long-term stock price appreciation in alignment with shareholder interests over her future tenure as Chair and CEO.
The entire award will become valuable only to the extent that Nasdaq’s shareholders benefit from future increases in

2026 NASDAQ PROXY STATEMENT
Nasdaq’s share price. Additionally, 50% of the grant vesting is contingent upon achieving a cumulative 5-year EPS target; the remaining 50% will vest after 5 years.
EPS was determined to be the most appropriate financial metric, since it will reflect Nasdaq’s organic and inorganic earnings growth over time and will be a key driver of longer-term TSR.
The performance condition for the vesting of the performance-based component of the award will be satisfied if
Nasdaq’s fully diluted compounded annual EPS growth for the period of January 1, 2022 through December 31, 2026 is at least 3.0%. For purposes of the award, “fully diluted EPS” means EPS on a fully diluted basis and shall be determined by the Management Compensation Committee in accordance with the same non-GAAP EPS methodology used by Nasdaq for its external financial reporting. (For a discussion of non-GAAP adjustments, see
Annex A.)
In making this determination, the Management Compensation Committee or Board may include or exclude the effect of any one or more of the applicable extraordinary events described in our Equity Plan that may occur during the performance period. The Management Compensation Committee may also decide to include or exclude share buybacks or share issuances in making this determination.
Sarah Youngwood
Employment Offer Letter
Ms. Youngwood’s employment offer letter, dated August 31, 2023, provides for the following compensation:
•an annual base salary of $700,000;
•a target annual cash incentive award of no less than $1,400,000; and
•a one-time equity grant of $10,000,000 in December 2023.
Pursuant to the terms of her employment letter, Ms. Youngwood received an equity award of $6,000,000 in April
2025.
If Nasdaq terminates Ms. Youngwood’s employment, other than for cause or if she voluntarily resigns for good reason, Ms. Youngwood will be entitled to the following payments:
•a severance payment equal to 150% of her base salary plus 100% of her target bonus opportunity;
•a pro-rata target bonus for the calendar year in which the date of termination occurs; and
•a lump sum payment to reduce the cost of 12 months of COBRA health insurance coverage to the active Nasdaq employee rate.
If a termination occurs prior to the full vesting of her one-time equity award, which was granted on December 6, 2023 and vests ratably over a three-year period beginning December 6, 2024, then the full amount of such award shall vest upon such termination date, and the outstanding PSUs will vest based on the target performance amount. Any other unvested equity at the time of such termination of employment will continue to vest for an additional 18 months after termination, and her PSUs will vest based on applicable performance during the relevant performance period.
Tal Cohen
Employment Agreement
Mr. Cohen's employment agreement, dated March 10, 2025, provides for the continuation of his role as a President of Nasdaq through January 1, 2030 (unless terminated earlier by Nasdaq or Mr. Cohen).
Mr. Cohen’s employment agreement provides for:
•an annual base salary of $750,000;
•a target annual bonus opportunity of 200% of base salary;
•continued eligibility to receive equity awards in accordance with the terms of the Equity Plan; and
•other benefits consistent with those received by other senior executives of Nasdaq.
The agreement provided that the target value at the time of grant for Mr. Cohen’s 2025 equity award was not less than $6,000,000, which award was granted on April 1, 2025.
His employment agreement also provided for a special equity award under the Equity Plan with a target value at the time of grant of $7,000,000, which award was granted on April 1, 2025 and was comprised of (i) 50% restricted stock units that vest ratably over three years, subject to Mr. Cohen’s continued employment through each vesting date and (ii) 50% performance-based stock units that will vest on December 31, 2027, subject to Mr. Cohen’s continued employment through the vesting date and the achievement of the performance goals set forth in the applicable award agreement. This special grant was reflective of Mr. Cohen’s strong performance, his future commitment to Nasdaq, and associated employment-related restrictive covenants. The award was designed to both reward Mr. Cohen’s impact on Nasdaq and promote retention. The combination of Mr. Cohen’s 2025 annual equity award and his 2025 special equity award was heavily weighted towards performance-based PSUs, comprising approximately 64% of the total target value in three-year PSUs based on total shareholder return, compared to 36%
of the target value in RSUs.
Upon termination of his employment by Nasdaq without cause or by Mr. Cohen for good reason, Mr. Cohen will receive:
•cash severance in an amount equal to the sum of 1.5 times his base salary, 1.5 times his target bonus, and a pro-
rata target bonus with respect to the year in which the termination occurs;
•continued vesting of any outstanding equity awards for 12 months (with performance-based vesting based on actual performance);
•18 months of continued health and welfare coverage at active employee rates; and
•a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.
Mr. Cohen may provide the Board with 12-months’ advance written notice of his intent to terminate his employment due to retirement, provided that such notice may not be given prior to January 1, 2027. In connection with retirement, Mr. Cohen will continue to receive:
•his base salary through the end of the retirement notice period;
•a pro-rata target bonus with respect to the year in which the retirement occurs;
•continued vesting of any outstanding equity awards granted prior to the commencement of the retirement notice period and pro-rata vesting of any outstanding equity awards granted during the retirement notice period (with performance-based vesting based on actual performance);
•18 months of continued health and welfare coverage at active employee rates; and
•a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.
Bradley J. Peterson
Employment Agreement
Mr. Peterson's employment agreement, dated March 10, 2025, provides for the continuation of his role as Chief
Information and Chief Technology Officer of Nasdaq through January 1, 2028 (unless terminated earlier by Nasdaq or Mr. Peterson).
Mr. Peterson’s employment agreement provides for:
•an annual base salary of $650,000;
•a target annual bonus opportunity of 175% of base salary;
•continued eligibility to receive equity awards in accordance with the terms of the Equity Plan; and
•other benefits consistent with those received by other senior executives of Nasdaq.
The agreement provided that the target value at the time of grant for Mr. Peterson’s 2025 equity award was not less than $3,200,000, which award was granted on April 1, 2025.
Upon termination of his employment by Nasdaq without cause or by Mr. Peterson for good reason, Mr. Peterson will receive:
•a pro-rata target bonus with respect to the year in which the termination occurs;
•continued vesting of any outstanding equity awards (with performance-based vesting based on actual performance);
•18 months of continued health and welfare coverage at active employee rates; and
•a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.
Mr. Peterson may provide the Board with 12-months’ advance written notice of his intent to terminate his employment due to retirement, provided that such notice may not be given prior to December 31, 2026. In connection with retirement, Mr. Peterson will continue to receive:
•his base salary through the end of the term and his target bonus for 2027, without proration;
•continued vesting of any outstanding equity awards granted prior to the commencement of the retirement notice period and pro-rata vesting of any outstanding equity awards granted during the retirement notice period (with performance-based vesting to be based on actual performance);

2026 NASDAQ PROXY STATEMENT
•18 months of continued health and welfare coverage at active employee rates; and
•a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.
Involuntary Termination Not for Cause or Voluntary Termination
with Good Reason
Other Severance for NEOs
Severance payments and benefits payable to NEOs not subject to an employment agreement or other severance arrangement would be made at the sole discretion of the Company and the Management Compensation Committee.
These payments are based on historical practices and predetermined guidelines that typically include (i) a payment consisting of 1.5 times base salary plus target bonus for the year, (ii) the payment of a pro-rata bonus for the year in which the termination occurred, (iii) continued vesting of PSUs and RSUs for 18 months, with any performance-
based vesting based on actual performance goals during the respective performance periods, (iv) 12 months of health and welfare benefits, and (v) outplacement services. These amounts may be paid in a lump sum or periodically at the discretion of the Company or the Management Compensation Committee.
ECIP
Under the ECIP and unless otherwise set forth in their employment agreement, in the event an NEO’s employment is terminated for any reason other than death, disability, or retirement, the executive’s right to a cash incentive plan compensation award for the year of termination is forfeited. The Management Compensation Committee, in its sole discretion, may pay a pro-rata cash incentive compensation award to the executive for the year of termination.
Death or Disability
Employment Agreements or Arrangements
Under the employment agreements with Ms. Friedman, Mr. Cohen and Mr. Peterson, in the event of death or permanent disability, the executive is entitled to a pro-rata target bonus for the year of termination. Additionally, the executive (or their estate) is entitled to accelerated vesting of all unvested equity awarded as of December 31st of the year of termination, with any performance-based vesting based on actual performance goals during any complete performance periods and vesting at target performance for grants vesting prior to the completion of a performance cycle.
If Ms. Youngwood’s employment terminates due to her retirement (meaning at least age 55 with at least five years of service with Nasdaq), death, or permanent disability, all her unvested PSUs and RSUs will continue to vest as though she continued employment through the applicable vesting and/or performance periods. The PSUs will vest based on applicable performance during the relevant performance period.
ECIP
Under the ECIP, an NEO may, in the discretion of the Management Compensation Committee, receive a pro-rata portion of his or her incentive compensation award in the event of death or disability.
Equity Plan
Unless set forth in a separate employment agreement or offer letter, under the relevant terms and conditions of the
Equity Plan and the individual equity award agreements, all stock options or RSUs that would have vested within one year from the date of death or disability will immediately vest and all vested options may be exercised until the earlier of one year from the date of death or disability or their expiration date. Under the PSU award agreements for
Mr. Griggs, in the event of disability, unvested PSU awards will be forfeited. In the event of death, unvested PSU awards will vest upon the later of the date of death or the date the performance period for the awards is completed.
Termination Due to Change in Control (“Double Trigger”)
All “change in control” payments and benefits are subject to a “double trigger,” meaning that payments are made only when both a change in control of the Company and a qualifying termination of employment occur.

Employment Agreements
The employment agreements for each of Ms. Friedman and Mr. Cohen provide that upon a termination, either by the
Company without cause or by the executive for good reason, that occurs within the period that is six months prior to, or two years following, a change in control, Ms. Friedman and Mr. Cohen will receive:
•a lump sum cash payment in an amount equal to the sum of two times their base salary, two times their respective target bonus, and a pro-rata target bonus with respect to the year in which the termination occurs;
•18 months of continued (i) health and welfare coverage at active employee rates and (ii) accidental death and dismemberment and life insurance benefits; and
•full vesting of their outstanding equity awards in accordance with the terms of the Equity Plan.
Mr. Peterson’s employment agreement provides that upon a termination, either by the Company without cause or by the executive for good reason, that occurs within the period that is six months prior to, or two years following, a change in control, Mr. Peterson will receive:
•a lump sum cash payment in an amount equal to the sum of two times his base salary, one times his target bonus, and a pro-rata target bonus with respect to the year in which the termination occurs;
•18 months of continued (i) health and welfare coverage at active employee rates and (ii) accidental death and dismemberment and life insurance benefits; and
•full vesting of his outstanding equity awards in accordance with the terms of the Equity Plan.
Change in Control Severance Plan
Under the Company’s change in control severance plan, Ms. Youngwood and Mr. Griggs are each entitled to benefits in the event of a change in control. If the executive’s employment is terminated by the Company without cause within two years following a change in control or by the executive for good reason within one year after a change in control, then he or she will be entitled to the following severance payments and benefits from the
Company:
•a cash payment equal to the sum of (i) two times annual base salary, (ii) the target bonus amount as defined by the ECIP, (iii) any pro-rata target bonus for the year of termination, and (iv) any unpaid bonus which had been earned for a completed plan year;
•payment of the employer’s share of COBRA premiums for continued coverage under health plans until the earlier of the second anniversary of termination, or the date the executive is eligible for coverage under another employer’s health care plan; and
•outplacement services for up to 12 months, with a maximum value of $50,000.
Under a “best net” provision, if amounts payable due to a change in control would be subject to an excise tax under
Section 4999 of the Internal Revenue Code, payments or benefits to the executive would either be reduced to an amount that would not trigger an excise tax or the executive would receive all payments and benefits subject to the excise tax, whichever approach yields the best after-tax outcome for the executive officer.
The change in control severance plan contains restrictive covenants, which, among other things, require the executive to maintain the confidentiality of the Company’s proprietary information and to refrain from disparaging the Company. Each executive also is prohibited from soliciting the Company’s employees or rendering services to a competitor for one year following termination. Further, to receive the severance benefits, the executive must execute a general release of claims against the Company. In addition, severance benefits may be discontinued if the executive breaches the restrictive covenants.
Equity Plan
Under the Equity Plan, if outstanding awards are assumed or substituted by the successor company, and an employee, including an NEO, is involuntarily terminated by the Company other than for cause within a one-year period after a change in control, all unvested equity awards will vest on the termination date. For awards not assumed or substituted by the successor company, unvested awards shall vest immediately prior to the effective time of the change in control.

2026 NASDAQ PROXY STATEMENT
Estimated Termination or Change in Control Payments and Benefits
The table below reflects the payments and benefits payable to each NEO in the event of a termination of the executive’s employment under several different circumstances. The amounts shown assume that termination was effective as of December 31, 2025, use the executive’s compensation and service levels as of that date, and are estimates of the amounts that would be payable to the NEOs in each situation.
The actual amounts to be paid can be determined only at the time of an executive’s actual separation from the
Company. Factors that may affect the nature and amount of payments made on termination of employment, among others, include the timing of the event, compensation level, the market price of the Company’s common stock, and the executive’s age. Annual incentive amounts are shown at target. The reported value of the accelerated vesting of outstanding equity awards is based on the intrinsic value of these awards (the value based upon the market price of the Company’s common stock on December 31, 2025). The value of PSUs that continue to vest after termination is reported as if the grants vested at target on the termination date. The amounts shown in the table do not include payments and benefits available generally to salaried employees, such as any death, disability, or welfare benefits available under broad-based plans.

Named Executive Officer	Involuntary Termination Not for Cause or Voluntary Termination with Good Reason ($)	Death ($)	Disability ($)	Termination Due to Change in Control (“Double Trigger”) ($)

Adena T. Friedman
Severance	$11,200,000	—	—	$11,200,000
Pro-Rata Current Year Annual Incentive[1]	$4,200,000	$4,200,000	$4,200,000	$4,200,000
Equity Vesting	$8,356,094	$12,262,274	$12,262,274	$12,262,274
Continued Performance-Based Equity Vesting	$33,572,110	$33,572,110	$33,572,110	$33,572,110
Non-Qualified Stock Options	$18,197,192	$18,197,192	$18,197,192	$18,197,192
Health & Welfare Benefits Continuation	$27,179	—	—	$31,454
Health Coverage Advisory Service	$12,000	—	—	—
Financial and Tax Services	$45,000	—	—	—
TOTAL	$75,609,575	$68,231,576	$68,231,576	$79,463,030
Sarah Youngwood
Severance	$2,625,000	—	—	$3,000,000
Pro-Rata Current Year Annual Incentive[1]	$1,500,000	—	—	$1,500,000
Equity Vesting	$3,409,943	$4,431,848	$4,431,848	$4,431,848
Continued Performance-Based Equity Vesting	$8,697,117	$14,828,351	$14,828,351	$14,828,351
Health & Welfare Benefits Continuation	$25,830	—	—	$51,660
Outplacement Services	—	—	—	$50,000
TOTAL	$16,257,890	$19,260,199	$19,260,199	$23,861,859

Named Executive Officer	Involuntary Termination Not for Cause or Voluntary Termination with Good Reason ($)	Death ($)	Disability ($)	Termination Due to Change in Control (“Double Trigger”) ($)

Tal Cohen
Severance	$3,375,000	—	—	$4,500,000
Pro-Rata Current Year Annual Incentive[1]	$1,500,000	$1,500,000	$1,500,000	$1,500,000
Equity Vesting	$2,416,886	$8,059,459	$8,059,459	$8,059,459
Continued Performance-Based Equity Vesting	$4,366,091	$16,215,368	$16,215,368	$16,215,368
Health & Welfare Benefits Continuation	$38,723	—	—	$41,716
Health Coverage Advisory Service	$12,000	—	—	—
Financial and Tax Services	$45,000	—	—	—
TOTAL	$11,753,700	$25,774,827	$25,774,827	$30,316,543
P.C. Nelson Griggs
Severance	$2,625,000	—	—	$3,000,000
Pro-Rata Current Year Annual Incentive[1]	$1,500,000	$1,500,000	$1,500,000	$1,500,000
Equity Vesting	$2,023,315	$926,717	$926,717	$3,205,484
Continued Performance-Based Equity Vesting	$5,613,434	$10,211,860	—	$10,211,860
Health & Welfare Benefits Continuation	$25,830	—	—	$51,660
Outplacement Services	$50,000	—	—	$50,000
TOTAL	$11,837,579	$12,638,577	$2,426,717	$18,019,004
Bradley J. Peterson
Severance	—	—	—	$2,437,500
Pro-Rata Current Year Annual Incentive[1]	$1,137,500	$1,137,500	$1,137,500	$1,137,500
Equity Vesting	$2,561,512	$2,561,512	$2,561,512	$2,561,512
Continued Performance-Based Equity Vesting	$7,480,078	$7,480,078	$7,480,078	$7,480,078
Health & Welfare Benefits Continuation	$29,705	—	—	$32,483
Health Coverage Advisory Service	$12,000	—	—	—
Financial and Tax Services	$45,000	—	—	—
TOTAL	$11,265,795	$11,179,090	$11,179,090	$13,649,073
1.Assumes payment at target.

2026 NASDAQ PROXY STATEMENT
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” (as defined in Item 402(v)) and performance. Displayed amounts in this Pay
Versus Performance section may not sum due to rounding additive figures to the nearest dollar.

					Value of Initial Fixed $100 Investment Based On:

Year (a)	Summary Compensation Table Total for Principal Executive Officer (PEO) (b)[1,2]	Compensation Actually Paid to PEO[1,3] (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (NEOs)[1,4] (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers[1,5] (e)	Nasdaq Total Shareholder Return (f)	Peer Group Total Shareholder Return[6] (g)	Net Income (millions)[7] (h)	Non-GAAP Operating Income (millions)[8] (i)

2025	$25,014,550	$59,054,224	$10,447,365	$19,748,438	$235	$197	$1,788	$2,754
2024	$21,518,170	$51,071,259	$5,899,388	$9,535,250	$185	$179	$1,117	$2,465
2023	$18,498,752	$9,815,212	$6,457,253	$5,281,897	$137	$139	$1,059	$1,938
2022	$28,045,305	$25,888,844	$6,391,803	$6,467,133	$142	$121	$1,125	$1,820
2021	$19,965,893	$69,015,180	$3,411,044	$11,672,259	$160	$136	$1,187	$1,849
1.The Principal Executive Officer (PEO) and non-PEO NEOs from 2021-2025 were as detailed in the table below.

Year	2021	2022	2023	2024	2025

PEO	Adena T. Friedman	Adena T. Friedman	Adena T. Friedman	Adena T. Friedman	Adena T. Friedman
Non-PEO NEOs	Ann M. Dennison	Ann M. Dennison	Sarah Youngwood	Sarah Youngwood	Sarah Youngwood
	Michael Ptasznik	Tal Cohen	Ann M. Dennison	Tal Cohen	Tal Cohen
	Lauren B. Dillard	P.C. Nelson Griggs	Tal Cohen	P.C. Nelson Griggs	P.C. Nelson Griggs
	P.C. Nelson Griggs	Bradley J. Peterson	P.C. Nelson Griggs	Bradley J. Peterson	Bradley J. Peterson
	Bradley J. Peterson		Brendan Brothers	Brendan Brothers
2.The dollar amounts reported in column (b) are the amounts of total compensation reported for Ms. Friedman for each corresponding year in the “Total” column of the
Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – 2025 Summary Compensation Table.”
3.The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Ms. Friedman, as computed in accordance with Item 402(v) of
Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Friedman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Friedman’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards	Total PEO Equity Award Adjustments[a]	Compensation Actually Paid to PEO

2025	$25,014,550	($17,491,321)	$51,530,995	$59,054,224
a.The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation methodologies used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

		Total PEO Equity Award Adjustments

Year	Grant Date Fair Value of Equity Awards Disclosed in the Summary Compensation Table	Year End Fair Value of Equity Awards Granted During the Covered Year	Change in Fair Value of Outstanding and Unvested Equity Awards	Value of Awards Granted in Prior Years Vesting During the Covered Year	Total PEO Equity Award Adjustments

2025	($17,491,321)	$26,656,338	$17,993,362	$6,881,295	$51,530,995
4.The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group in the “Total” column of the Summary Compensation
Table in each applicable year.

5.The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group, as computed in accordance with Item
402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in footnote 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Non-PEO NEO Equity Award Adjustments[a]	Average Compensation Actually Paid to Non-PEO NEOs

2025	$10,447,365	($7,662,191)	$16,963,265	$19,748,438
a.The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation methodologies used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

		Average Non-PEO NEO Equity Award Adjustments

Year	Grant Date Fair Value of Equity Awards Disclosed in the Summary Compensation Table	Year End Fair Value of Equity Awards Granted During the Covered Year	Change in Fair Value of Outstanding and Unvested Equity Awards	Value of Awards Granted in Prior Years Vesting During the Covered Year	Average Non-PEO NEO Equity Award Adjustments

2025	($7,662,191)	$12,119,557	$3,616,595	$1,227,112	$16,963,265
6.Represents the cumulative TSR measured from December 31, 2020 through the end of each year shown for the S&P 500 GICS 4020 Index, identified by Nasdaq as the
“Peer Group” in its Form 10-K for the purposes of Item 201(e) of Regulation S-K.
7.The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
8.The Company believes Non-GAAP Operating Income is the financial performance measure most closely linked to the calculation of compensation actually paid. Non-
GAAP Operating Income is defined as set forth in footnote 1 of the “Corporate Objectives Performance vs. Goals” table on page 72 of this Proxy Statement. The
Company makes certain adjustments to the Non-GAAP Operating Income amount used to calculate the Corporate Objectives Performance and accordingly, the Non-
GAAP Operating Income amount shown above differs from the Non-GAAP Operating Income described in Annex A of this Proxy Statement. See also Annex A of this
Proxy Statement for more information on adjustments to non-GAAP measures.

2026 NASDAQ PROXY STATEMENT
Analysis of the Information Presented in the Pay versus
Performance Table

Compensation Actually Paid vs.
Nasdaq and Peer Group TSR
Compensation Actually paid (CAP)
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Total Shareholder Return (TSR)
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
2020
2021
2022
2023
2024
2025
PEO CAP
NEO CAP
Nasdaq TSR
Peer group TSR

Compensation Actually Paid vs.
Net Income and Non-GAAP Operating Income
Compensation Actually paid (CAP)
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Net Income/Non-GAAP Operating Income ($M)
$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
2021
2022
2023
2024
2025
PEO CAP
NEO CAP
Nasdaq Net Income
Nasdaq Non-GAAP Operating Income

The tables and graphs above demonstrate that over the measurement period, compensation actually paid for the
PEO and non-PEO NEOs trended directionally with the Company’s cumulative TSR and net income from 2021 to
2025. While compensation actually paid also correlated with the Company Selected Measure (Non-GAAP Operating
Income) from 2021 to 2022, from 2023 to 2024, and from 2024 to 2025, compensation actually paid decreased from
2022 to 2023 even as the Company Selected Measure increased. The changes in compensation actually paid are largely attributable to the fluctuation in value of outstanding equity awards, which correlate with increases and decreases in stock price and cumulative TSR. Over the measurement period, our cumulative TSR has outperformed the peer group. We have included 2020 in the first table above solely for the purpose of indexing TSR.
Tabular List of Financial Performance Measures
The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s PEO and non-PEO NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Non-GAAP Operating Income
•Net Revenue
•ARR
•Non-GAAP Diluted EPS

2026 NASDAQ PROXY STATEMENT
CEO Pay Ratio
Under the Dodd-Frank Act, we are required to disclose the median of the annual total compensation of our employees, the annual total compensation of our principal executive officer, Adena T. Friedman, who serves as our
Chair and CEO, and the ratio of these two amounts. The SEC's CEO pay ratio rules permit us to use the same median employee for comparison purposes for up to three years, unless there has been a change in our employee population or compensation arrangements that we reasonably believe would result in a significant change in disclosure. Since 2024, we have used the same median employee.
As described in our 2025 Proxy Statement, our methodology to identify the median of the annual total compensation of all employees in 2024 included the following assumptions, adjustments, and estimates.
•We identified the median employee by reviewing the 2024 actual total compensation (which consists of the employee’s base salary, actual bonus paid in 2024, and grant date value of actual equity awards granted in
2024) of all full-time, part-time, and hourly employees employed by us as of October 31, 2024.
•Consistent with the applicable rules, in 2024 we excluded certain employees from our total employee population in determining our median employee.
–As permitted under the non-U.S. de minimis exemption, we excluded 439 employees located in jurisdictions outside of the United States, as follows: (i) 409 employees in the Philippines, and (ii) 30 employees in Colombia.
–Following the application of these exclusions, the total number of employees used in our median employee analysis was 8,809 (4,212 employees from the Americas, 2,491 employees from Europe, the Middle East, and Africa, and 2,106 employees from the Asia Pacific region).
•All base cash compensation for employees outside the U.S. was converted to U.S. dollars based on a conversion rate published in our internal human resources system that is updated annually.
•We did not make any cost-of-living adjustments or full-time equivalent adjustments in identifying the median employee.
Using this methodology, we determined that the median employee was an exempt, full-time professional employee located in the U.S. Based on those factors, we determined the 2025 CEO Pay Ratio as follows:
•The 2025 annual total compensation of Ms. Friedman was $25,014,550.
•Based on the same methodology used in calculating the total reflected in the 2025 Summary Compensation
Table, the 2025 annual total compensation of the median employee was $101,885.
•The ratio of the 2025 annual total compensation of Ms. Friedman to the 2025 annual total compensation of the median employee was 246 to 1.
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s rules. The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies to identify the median employee and make reasonable estimates and assumptions that may impact their employee populations. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above. Other companies have different employee populations and compensation practices and utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
Audit
& Risk

2026 NASDAQ PROXY STATEMENT
Audit & Risk Committee Report
The Audit & Risk Committee operates under a written charter. The charter, which was last amended effective
February 11, 2026, includes the Audit & Risk Committee’s duties and responsibilities.
The Audit & Risk Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of
Nasdaq’s accounting, auditing, and financial reporting practices and risk management. As part of this effort, the
Audit & Risk Committee reviews the disclosures in annual reports on Form 10-K, quarterly reports on Form 10-Q, and quarterly earnings releases. In addition, the Audit & Risk Committee assists the Board by reviewing and discussing
Nasdaq’s ERM structure and process and Ethics & Compliance Program, including the SpeakUp! Program and confidential whistleblower process. The Audit & Risk Committee charter complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The Nasdaq Stock Market.
For a description of the Audit & Risk Committee’s key accomplishments in 2025, please refer to page 30.
Review of Audited Financial Statements
The Audit & Risk Committee:
•reviewed and discussed the audited financial statements with management;
•discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit & Risk Committee concerning independence and discussed with the independent registered public accounting firm the firm’s independence.
Based on the review and discussions above, the Audit & Risk Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K.
Audit & Risk Committee

Thomas A. Kloet	Charlene T. Begley	Toni Townes-Whitley	Alfred W. Zollar
(Chair)
Annual Evaluation and 2026 Selection of
Independent Auditor
The Audit & Risk Committee annually evaluates the performance of the Company’s independent auditors, including the senior audit engagement team, and determines whether to reengage the current independent auditors or consider other audit firms.
The Audit & Risk Committee assessed Ernst & Young LLP’s performance as independent auditor during fiscal year
2025, including the performance of the Ernst & Young LLP lead audit partner and the audit team. As part of its assessment, the Audit & Risk Committee considered several factors, including:
•relevant industry expertise and geographical reach;
•an annual report from Ernst & Young LLP describing the independent auditors’ internal quality control procedures;
•the firm’s independence and integrity;
•the quality of communication with the Audit & Risk Committee;
•the appropriateness of fees;

•any material issues raised by the most recent internal quality control review or peer review or other external data on audit quality and performance; and
•the quality and efficiency of the services provided, including the performance of the Ernst & Young LLP lead audit partner and the audit team.
The Audit & Risk Committee also considered the impact of changing auditors when assessing whether to retain the current independent auditor. The Audit & Risk Committee determined that Ernst & Young LLP’s longer tenure benefits Nasdaq given their institutional expertise and knowledge of Nasdaq’s complex operations, accounting policies and practices, and internal controls over financial reporting. The Audit & Risk Committee last conducted a request for proposal for the independent auditor relationship in 2019.
According to applicable SEC rules, the lead audit partner at Ernst & Young LLP, our external auditor, may provide a maximum of five consecutive years of service to us. The current lead audit partner was assigned in early 2024 for the audit of our financial statements for the fiscal year ended December 31, 2024.
Based on the assessment of Ernst & Young LLP’s performance, the Audit & Risk Committee believes that retaining
Ernst & Young LLP for the fiscal year ending December 31, 2026 is in the best interests of Nasdaq and its shareholders.
Audit Fees and All Other Fees
The table below shows the amount of fees we paid to Ernst & Young LLP for fiscal years 2025 and 2024, including expenses.

	2025	2024

Audit fees[1]	$7,046,928	$8,231,737
Audit-related fees[2]	$1,213,533	$1,042,900
Total audit and audit-related fees	$8,260,461	$9,274,637
Tax fees[3]	$663,115	$798,867
All other fees[4]	—	$239,000
Total fees paid	$8,923,576	$10,312,504
1.Audit services were provided globally in 2025 and 2024. Fees related to audits of international subsidiaries are translated into U.S. dollars. Audit fees primarily represent fees for: the audit of Nasdaq’s annual financial statements included in the Form 10-K; the review of Nasdaq’s quarterly reports on Form 10-Q; statutory audits of subsidiaries as required by statutes and regulations; comfort letters and consents; and the internal control attestation and reporting requirements of Section 404 of the Sarbanes-Oxley Act of 2002.
2.The 2025 and 2024 audit-related fees primarily include due diligence on strategic initiatives, including M&A, as well as other attestation reports issued related to Nasdaq’s regulatory environment.
3.The decrease in tax fees in 2025 as compared to 2024 was primarily due to lower consultation fees regarding tax matters.
4.All other fees in 2024 related to non-financial assessments performed, primarily in connection with an independent assessment of the maturity of
Nasdaq’s information security programs as part of our cybersecurity risk management process.
The Audit & Risk Committee pre-approves both audit and non-audit services performed by the independent registered public accounting firm, and our Audit & Risk Committee pre-approved all such services in 2025 and 2024.

2026 NASDAQ PROXY STATEMENT
Proposal 3:
Ratification of Appointment of Independent Registered
Public Accounting Firm

The Board unanimously recommends that shareholders vote FOR ratification of the appointment of Ernst & Young LLP.
Nasdaq is asking shareholders to ratify the Audit & Risk Committee’s appointment of Ernst & Young LLP as Nasdaq’s independent registered public accounting firm for the fiscal year ending December 31, 2026. As outlined in the Audit
& Risk Committee charter, the Audit & Risk Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit Nasdaq’s financial statements. Following the process described under “Audit & Risk — Annual Evaluation and 2026 Selection of
Independent Auditors,” the Audit & Risk Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
If the shareholders do not ratify the selection, the Audit & Risk Committee will reconsider whether to retain Ernst &
Young LLP. Even if the selection is ratified, the Audit & Risk Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Nasdaq and its shareholders. Representatives of Ernst & Young LLP will be present during the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by shareholders. The
Audit & Risk Committee and the Board believe that the continued retention of Ernst & Young LLP as the independent registered public accounting firm is in the best interests of Nasdaq and its shareholders.
Other
Items

2026 NASDAQ PROXY STATEMENT
Other Business
The Nasdaq Board knows of no business other than the matters described in this Proxy Statement that will be presented at the Annual Meeting. To the extent that matters not known at this time may properly come before the
Annual Meeting, absent instructions thereon to the contrary, the enclosed proxy will confer discretionary authority with respect to such other matters and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such other matters.
Security Ownership of Certain Beneficial
Owners and Management
The following table and accompanying footnotes show information regarding the beneficial ownership of our common stock as of the record date, unless a different date is otherwise indicated, by:
•each person who is known by us to own beneficially more than 5% of our common stock;
•each current director and nominee for director;
•each NEO; and
•all directors and executive officers as a group.
Except as otherwise indicated, we believe that the beneficial owners listed below, based on information furnished by such owners, will have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Amounts in the table below represent shares of Nasdaq’s common stock held and
RSUs held that will vest within 60 days after the record date. The table does not include RSUs that vest more than
60 days after the record date. RSUs are awards granted by Nasdaq and payable, subject to vesting requirements, in shares of Nasdaq’s common stock.
All vested options, vested shares underlying RSUs, and vested shares underlying PSUs referred to in the table were granted under the Equity Plan. Shares of common stock underlying options that are currently exercisable or shares of RSUs that will vest within 60 days of the record date are considered outstanding and beneficially owned by the person holding the options or RSUs for the purposes of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Holders of
RSUs and PSUs granted under the Equity Plan have the right to direct the voting of the shares underlying those
RSUs and PSUs only to the extent the shares are vested.
As of the record date, 565.542,993 shares of common stock were outstanding. Except as noted below, each shareholder is entitled to the number of votes equal to the number of shares of common stock held by such shareholder, subject to the 5% voting limitation contained in our Amended and Restated Certificate of Incorporation
that generally prohibits a shareholder from voting in excess of 5% of the total voting power of Nasdaq.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned

The Vanguard Group, Inc.[1]	59,648,406	10.5%
100 Vanguard Blvd.
Malvern, PA 19355
Investor AB2	58,382,426	10.3%
Arsenalsgatan 8C, S-103 32
Stockholm, Sweden
Borse Dubai Limited[3]	58,341,545	10.3%
P.O. Box 506690, Level 8, The Exchange
Dubai International Financial Centre
Dubai, UAE
Wellington Management Company LLP[4]	41,237,143	7.3%
280 Congress Street
Boston, MA 02210
BlackRock, Inc.[5]	30,160,290	5.3%
50 Hudson Yards
New York, NY 10001
Melissa M. Arnoldi[6]	51,191	*
Charlene T. Begley[7]	46,001	*
Adena T. Friedman[8]	1,965,986	*
Essa Kazim[9]	143,388	*
Thomas A. Kloet[10]	100,714	*
Kathryn A. Koch[11]	7,572	*
Holden Spaht[12]	10,401	*
Michael R. Splinter[13]	227,967	*
Johan Torgeby[14]	40,797	*
Toni Townes-Whitley[15]	20,471	*
Jeffery W. Yabuki[16]	20,907	*
Alfred W. Zollar[17]	53,784	*
Tal Cohen	144,524	*
P.C. Nelson Griggs	190,845	*
Bradley J. Peterson	113,108	*
Sarah Youngwood	13,663	*
All Directors and Executive Officers of Nasdaq as a Group (20 Persons)[18]	3,394,256	*
*Represents less than 1%
1.As of the record date, based solely on information included in an amendment to Schedule 13G filed October 6, 2025, The Vanguard Group, Inc. indicated that it has beneficial ownership of 59,648,406 shares, sole voting power with respect to 0 shares, shared voting power with respect to 2,694,841 shares, sole dispositive power with respect to 55,377,303 shares, and shared dispositive power with respect to 4,271,103 shares.  The Vanguard Group subsequently reported on an amendment to
Schedule 13G filed March 27, 2026, that due to an internal realignment, it no longer has, or is deemed to have, beneficial ownership over Nasdaq shares beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions of subsidiaries that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
2.As of the record date, based solely on information included in a Form 4 filed on February 13, 2026.  Reflects Nasdaq shares held directly by Innax AB (formerly known as
Patricia Holding AB). Innax AB is wholly-owned and controlled by Investor AB and therefore, each of Innax AB and Investor AB may be deemed to be the beneficial owner of the 58,382,426 shares held by Innax AB.
3.As of the record date, based solely on information included in an amendment to Schedule 13D filed March 22, 2024 by Borse Dubai and Investment Corporation of Dubai,
or ICD, Borse Dubai and ICD reported shared voting and dispositive power over 58,341,545 shares held directly by Borse Dubai. Borse Dubai is a wholly-owned subsidiary of ICD and therefore, each of Borse Dubai and ICD may be deemed to be the beneficial owner of the 58,341,545 shares held by Borse Dubai. Borse Dubai and
Nasdaq have entered into an agreement that limits Borse Dubai’s voting power to 4.35% of Nasdaq’s total outstanding shares. Of Borse Dubai’s holdings, 49.5 million shares held by Borse Dubai are pledged as security for outstanding indebtedness.
4.As of the record date, based solely on information included in a Schedule 13G filed August 12, 2025, (i) Wellington Management Group LLP reported that it has beneficial ownership of 41,237,143 shares, sole voting power with respect to 0 shares, shared voting power with respect to 38,633,712 shares, sole dispositive power with respect

2026 NASDAQ PROXY STATEMENT
to 0 shares, and shared dispositive power with respect to 41,237,125 shares, (ii) Wellington Group Holdings LLP reported that it has beneficial ownership of 41,237,143 shares, sole voting power with respect to 0 shares, shared voting power with respect to 38,633,712 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 41,237,125 shares, (iii) Wellington Investment Advisors Holdings LLP reported that it has beneficial ownership of 41,237,143 shares, sole voting power with respect to 0 shares, shared voting power with respect to 38,633,712 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 41,237,125 shares and (iv) Wellington Management Company LLP reported that it has beneficial ownership of 41,237,143 shares, sole voting power with respect to 0 shares, shared voting power with respect to 37,423,159 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 37,712,491 shares.
5.As of the record date, based solely on information included in a Schedule 13G filed January 31, 2024, BlackRock, Inc. indicated that it has beneficial ownership of
30,160,290 shares, sole voting power with respect to 26,935,988 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to
30,160,290 shares, and shared dispositive power with respect to 0 shares. The Schedule 13G includes shares beneficially held by the following subsidiaries of BlackRock,
Inc: BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust
Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset
Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited;
BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors; BlackRock Asset
Management North Asia Limited; BlackRock (Singapore) Limited; and BlackRock Fund Managers Ltd.
6.Includes 4,319 RSUs vesting within 60 days.
7.Includes 2,995 RSUs vesting within 60 days.
8.Includes an aggregate of 147,000 shares indirectly held by Ms. Friedman, which shares were gifted for estate planning purposes to two separate family trusts for the benefit of her children, of which trusts Ms. Friedman’s spouse and brother are the trustee and investment advisor, respectively.
9.Includes 4,146 RSUs vesting within 60 days. Excludes shares of Nasdaq common stock owned by Borse Dubai. H.E. Kazim, who is Chairman of Borse Dubai, disclaims beneficial ownership of such shares.
10.Includes 4,549 RSUs vesting within 60 days and an aggregate of 68,709 shares indirectly held by Mr. Kloet, which shares were gifted to a family trust, of which trust Mr.
Kloet is trustee and beneficiary.
11.Includes 3,167 RSUs vesting within 60 days.
12.Includes 2,995 RSUs vesting within 60 days.
13.Includes 5,241 RSUs vesting within 60 days and an aggregate of 15,225 shares indirectly held by Mr. Splinter, which shares were gifted to family trusts, of which trusts
Mr. Splinter is a trustee.
14.Includes 2,995 RSUs vesting within 60 days.
15.Includes 2,995 RSUs vesting within 60 days.
16.Includes (i) 4,607 RSUs vesting within 60 days, (ii) 60 shares indirectly held by Mr. Yabuki in a revocable trust of which he is the trustee, and (iii) 2,500 shares held by the
Yabuki Family Foundation. Mr. Yabuki is the sole trustee of the Yabuki Family Foundation. As the sole trustee, Mr. Yabuki has voting and investment power over the shares held by the Foundation. These shares are, accordingly, included in his reported beneficial ownership.
17.Includes 4,491 RSUs vesting within 60 days.
18.Includes 42,500 RSUs vesting within 60 days.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file reports with the SEC regarding their ownership of our securities and changes thereto. Based solely on our review of those reports and written representations, we believe that during fiscal year
2025, all of our directors and executive officers complied with these requirements.

Certain Relationships and Related Transactions
The Audit & Risk Committee of the Board has adopted a written policy requiring notification, review, and approval of related person transactions. On an annual basis, the Audit & Risk Committee reviews and approves the policy on related person transactions.
Under the policy, all related person transactions are subject to ongoing review and approval or ratification by the
Audit & Risk Committee. For purposes of the policy, a “related person” generally includes directors, director nominees, executive officers, greater than 5% shareholders, immediate family members of any of the foregoing, and entities that are affiliated with any of the foregoing.
Under the policy, related person transactions that are conducted in the ordinary course of Nasdaq’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties are considered pre-approved by the Audit & Risk Committee. The Transaction Review Committee (consisting of employees in Finance, Internal Audit, and the Legal, Risk and Regulatory Group) is responsible for determining if a transaction meets the pre-approval requirements. If the pre-approval requirements are not met, the transaction is referred to the Audit & Risk Committee for review and approval or ratification.
In determining whether to approve or ratify a related person transaction, the Audit & Risk Committee considers, among other things, the following factors:
•whether the terms of the related person transaction are fair to Nasdaq and whether such terms would be on the same basis if the transaction did not involve a related person;
•whether there are business reasons for Nasdaq to enter into the related person transaction;
•whether the related person transaction would impair the independence of an outside director;
•whether the related person transaction would present a conflict of interest for any director or executive officer of Nasdaq, taking into account:
–the size of the transaction;
–the overall financial position of the director or executive officer;
–the direct or indirect nature of the director’s or executive officer’s interest in the transaction; and
–the ongoing nature of any proposed relationship;
•whether the related person transaction is material, taking into account:
–the importance of the interest to the related person;
–the relationship of the related person to the transaction and of related persons to each other;
–the dollar amount involved; and
–the significance of the transaction to Nasdaq investors in light of all the circumstances; and
•whether the related person transaction aligns with Nasdaq’s culture of integrity and potential reputational risk implications.
The following section describes certain transactions since the beginning of the fiscal year ended December 31,
2025, in which Nasdaq or any of its subsidiaries was a party, the amount involved exceeded $120,000, and a related person may have had, or may have, a direct or indirect material interest. In addition to the transactions described below, certain of our directors or director nominees are officers or partners of companies or private equity firms which, directly or through their controlled portfolio companies, enter into commercial transactions with Nasdaq or its subsidiaries from time to time in the ordinary course of business. We do not believe that such directors or director nominees have a direct or indirect material interest in such transactions. In accordance with our policy, all such transactions, and the transactions discussed below, have been reviewed and approved or ratified by the Audit &
Risk Committee of our Board or received pre-approval, as discussed above.
Borse Dubai
As of the record date, Borse Dubai owned approximately 10.3% of Nasdaq’s common stock. Nasdaq is party to several commercial agreements with Borse Dubai and/or its affiliates that were negotiated on an arms-length basis and entered into in the ordinary course of business. Under these agreements, Borse Dubai and/or its affiliates paid
Nasdaq approximately $3.2 million in 2025, primarily for marketplace technology support fees.
Investor AB
As of the record date, Investor AB owned approximately 10.3% of Nasdaq’s common stock. Nasdaq is party to several commercial agreements with Investor AB and/or its affiliates that were negotiated on an arms-length basis and entered into in the ordinary course of business. Under these agreements, Investor AB and/or its affiliates paid
Nasdaq approximately $1.0 million in 2025, primarily for Corporate Solutions-related services.

2026 NASDAQ PROXY STATEMENT
Skandinaviska Enskilda Banken AB
One of our Directors, Johan Torgeby, is the President and CEO of Skandinaviska Enskilda Banken AB (SEB), a Nordic
financial services group listed on Nasdaq Stockholm that offers banking services in Sweden and the Baltic countries.
Nasdaq has from time to time entered into various transactions with SEB and/or its affiliates in the ordinary course of business. SEB and/or its affiliates paid Nasdaq approximately $18.9 million in 2025 for various products and services, primarily related to European market services, including cash equity and trade management services, and
Calypso.
Nasdaq paid SEB and/or its affiliates approximately $0.5 million in 2025, primarily for treasury services and services related to the administration of Nasdaq’s employee pension program in Europe. SEB is also one of several lenders for certain of Nasdaq’s credit facilities, with such loans made in the ordinary course and on substantially the same terms as those for comparable loans. As of April 24, 2026, Nasdaq had no amounts outstanding under such facilities.

Annual Meeting FAQs
1.What is included in the proxy materials? What is a proxy statement and what is a proxy? What is the Notice of Internet Availability?
The proxy materials for our 2026 Annual Meeting of Shareholders include this Proxy Statement (including the
Meeting Notice) and the Form 10-K. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy involves your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the 2026 Annual Meeting of Shareholders. These two officers are John A. Zecca and Erika Moore.
This Proxy Statement and the voting items contained herein have been approved by the Board and are being provided to shareholders by its authority.
Shareholders who have not requested “full set delivery” of the proxy materials will receive a Notice of Internet
Availability of Proxy Materials. The Notice of Internet Availability contains instructions for accessing and reviewing our proxy materials and submitting a proxy over the internet. Our proxy materials were made available at proxyvote.com on the date that we first mailed or delivered the Notice of Internet Availability. The
Notice also will tell you how to request our proxy materials in printed form or by e-mail, at no charge. The
Notice contains a 16-digit control number that you will need to submit a proxy to vote your shares. We encourage shareholders to access our proxy materials electronically to reduce our impact on the environment.
2.What different methods can I use to vote?
You can vote by any of the following methods.
By Internet. The Notice of Internet Availability of Proxy Materials contains the website address (proxyvote.com)
for internet proxy submission. Internet proxy submission is available 24 hours a day until 11:59 p.m. (Eastern
Time) on June 9, 2026. You must enter your 16-digit control number, which is printed in the lower right-hand corner of the Notice of Internet Availability, and you will be given the opportunity to confirm that your instructions have been properly recorded.
By Phone. In the U.S. and Canada, you can vote your shares by calling +1 800 690 6903. Telephone proxy submission is available 24 hours a day until 11:59 p.m. (Eastern Time) on June 9, 2026. When you submit a proxy by telephone, you will be required to enter your 16-digit control number. You will then receive easy-to-
follow voice prompts allowing you to instruct the proxy holders how to vote your shares and to confirm that your instructions have been properly recorded. If you are located outside the U.S. or Canada, you should instruct the proxy holders how to vote your shares by internet or by mail.
By Mail. If you choose to submit a proxy by mail after requesting and receiving printed proxy materials, simply complete, sign, and date your proxy card and return it in the postage-paid envelope provided.
3.Why is the Annual Meeting a virtual meeting? How do I attend? How are shareholder rights protected?
Our Annual Meeting of Shareholders is conducted virtually through a live webcast and online shareholder tools.
This promotes shareholder attendance and participation, enabling shareholders to participate fully, and equally, from any location around the world, at no cost. Given our global footprint and that of our shareholders, we believe this is the right choice. The virtual format results in cost savings to the Company and its shareholders, reduces our environmental impact, and is designed to enhance shareholder access, voting, participation, and communication. The Board annually evaluates the method of holding the Annual Meeting, taking into consideration the above factors as well as business and market conditions and the proposed agenda items, and may consider an in-person meeting if necessary or advisable.
As further described in the FAQs below, we have designed our virtual meeting to enhance shareholder participation and protect shareholder rights. For example, we encourage the submission of shareholder questions both prior to, and during, the Annual Meeting, and publish all unanswered questions (that comply with our Meeting Rules) on our website following the completion of the Annual Meeting; facilitate transparency by posting a webcast replay of the Annual Meeting for one year; and provide a dedicated call-in line for shareholder proponents to present any shareholder proposals. We also provide technical support for all shareholders attending the Annual Meeting.
Shareholders as of the record date may attend the Annual Meeting by logging in at
virtualshareholdermeeting.com/NDAQ2026. To log in, shareholders (or their authorized representatives) will need the 16-digit control number provided on their proxy card, voting instruction form, or Notice of Internet

2026 NASDAQ PROXY STATEMENT
Availability of Proxy Materials. If you are not a shareholder or do not have a 16-digit control number, you may still access the meeting as a guest, but you will not be able to participate.
We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on June 10, 2026. We will have technicians ready to assist you with any technical difficulties that you may have accessing our virtual Annual Meeting. If you encounter any problems accessing the virtual Annual
Meeting during check-in or during the Annual Meeting, please call the technical support number that will be posted on our Annual Meeting platform log-in page, at virtualshareholdermeeting.com/NDAQ2026.
You do not need to access the Annual Meeting webcast to vote if you submitted your vote via proxy in advance of the meeting. A webcast replay of the Annual Meeting, including the questions answered during the meeting, will be available on ir.nasdaq.com until the 2027 Annual Meeting of Shareholders.
4.Can I ask questions at the Annual Meeting?
The Annual Meeting will include a question and answer session that will include questions submitted in advance of, and questions submitted during, the Annual Meeting. You may submit a question in advance of the Annual
Meeting at proxyvote.com. You may submit a question during the meeting through
virtualshareholdermeeting.com/NDAQ2026. In both cases, you must provide your 16-digit control number.
We intend to answer all questions submitted before or during the Annual Meeting in accordance with the
Meeting Rules (which will be made available on the Annual Meeting website) and that are pertinent to the
Company and the Annual Meeting matters, as time permits. We will limit each shareholder to one question in order to allow us to answer questions from as many shareholders as possible. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. Answers to questions that are not addressed during the Annual Meeting will be published following the meeting at ir.nasdaq.com, provided that such questions comply with the Meeting Rules.
Questions regarding personal matters (such as specific individual employment or other Nasdaq personnel matters), or regarding general economic, political, or other views that are not directly related to the business of
Nasdaq, are not pertinent to Annual Meeting matters and therefore will not be answered.
We want to be sure that our shareholders are afforded the same rights and opportunities to participate as at an in-person meeting, so our Board and Committee Chairs, Lead Independent Director, members of the
Management Committee, and representatives of Ernst & Young LLP will join the virtual Annual Meeting and be available for questions.
5.What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with our registrar and transfer agent, Computershare, you are considered a “shareholder of record” with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.
6.What if I am a beneficial owner and do not give voting instructions to my broker? What is a broker non-vote?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is a discretionary item. Banks, brokers, and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal at their discretion, and therefore, no broker non-
votes are expected in connection with this discretionary item.
Non-Discretionary Items. All the other proposals in this Proxy Statement are non-discretionary items. Banks, brokers, and other nominees that do not receive voting instructions from beneficial owners may not vote on these proposals, resulting in a “broker non-vote.”
If you hold your shares through a bank, broker, or other nominee, it is important that you cast your vote if you want it to count on all of the matters to be considered at the Annual Meeting.

7.What proposals are to be voted on at the 2026 Annual Meeting of Shareholders, and what are the voting standards?

Proposal	Nasdaq Board’s Recommendation	Voting Standard	Effect of Abstentions and Broker Non-Votes

Election of 12 directors (Non-Discretionary Item)	FOR EACH NOMINEE	Majority of votes cast	Not counted as votes cast and therefore have no effect
Advisory vote to approve the Company’s executive compensation (Non-Discretionary Item)	FOR	Majority of the votes present in person or represented by proxy and entitled to vote on the matter	Abstentions have the effect of a vote against the proposal; broker non- votes have no effect
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Discretionary Item)	FOR	Majority of the votes present in person or represented by proxy and entitled to vote on the matter	Abstentions have the effect of a vote against the proposal; there will not be broker non-votes
The proxy provides that each shareholder may vote his or her Nasdaq shares “For,” “Against,” or “Abstain” on individual nominees and each of the other proposals. Whichever method you select to transmit your instructions, the proxy holders will vote your shares as provided by those instructions.
If you provide a proxy without specific voting instructions, the proxy holders will vote your Nasdaq shares in accordance with the Board recommendations noted above.
The vote to approve executive compensation is advisory only, and therefore, the result of this vote will not be binding on our Board or Management Compensation Committee. Our Board and Management Compensation
Committee will, however, consider the outcome of this vote when evaluating our executive compensation program in the future.
8.What can I do if I change my mind after I vote my shares?
You can change your vote by revoking your proxy at any time before it is exercised in one of two ways: submit a later dated proxy (including a proxy submitted through the internet at proxyvote.com, by telephone, or by proxy card); or notify Nasdaq’s Corporate Secretary by email at corporatesecretary@nasdaq.com that you are revoking your proxy.
If you are a beneficial owner of Nasdaq shares held by a bank, broker, or other nominee, you will need to contact the bank, broker, or other nominee to revoke your proxy.
9.How many votes do I have?
Each share of common stock has one vote, subject to the voting limitation in our Amended and Restated
Certificate of Incorporation that generally prohibits a shareholder from voting in excess of 5% of the total voting power of Nasdaq.
10.Are votes confidential?
Proxies, ballots, and voting instruction forms are handled on a confidential basis to protect your voting privacy.
This information will be disclosed only to those recording the vote, except if there is a proxy contest, if the shareholder authorizes disclosure, to defend legal claims, or as otherwise required by law. Comments written on your proxy, ballot, or voting instruction form are not confidential.
11.What constitutes a quorum for the Annual Meeting?
The presence of the holders of a majority (greater than 50%) of the votes entitled to be cast at the meeting constitutes a quorum. Presence may be in person or by proxy. Abstentions and broker non-votes are counted as present and entitled to vote at the meeting for purposes of determining a quorum. Virtual attendance at our
Annual Meeting constitutes presence in person for purposes of a quorum at the meeting.
12.Who counts and tabulates the votes?
Broadridge Financial Solutions, Inc. counts and tabulates the votes and acts as the inspector of elections.

2026 NASDAQ PROXY STATEMENT
13.When will the Company announce the voting results?
Preliminary results will be announced at the meeting and, thereafter, final results will be reported in a current report on Form 8-K, which is expected to be filed with the SEC within four business days after the meeting and will be posted on ir.nasdaq.com.
14.How are proxies solicited, and what is the cost?
Soliciting a proxy is the outreach to obtain the authorization of shareholders to vote on their behalf at a shareholder meeting. We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers, or employees (who will not receive any additional compensation for these solicitations), in person or by mail, telephone, videoconference, email, or other electronic transmission. Upon request, Nasdaq will reimburse banks, brokers, and other nominees for their reasonable expenses in sending proxy materials to their customers and obtaining their proxies. Nasdaq has engaged Innisfree M&A Incorporated to assist in soliciting proxies at a fee of $30,000, plus costs and expenses.
15.What is “householding,” and how does it affect me?
Nasdaq has adopted a practice approved by the SEC known as “householding” to reduce printing and postage fees for the meeting notice. “Householding” means that shareholders who share the same last name and address will receive only one copy of the proxy materials unless we receive instructions to the contrary from any shareholder at that address. We will promptly deliver a separate copy of the proxy materials to you if you contact us with your request via phone (+1 212 401 8737) or email (investor.relations@nasdaq.com). If you wish to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee, or you may contact us at the above telephone number or email address.
16.Will you make a list of shareholders entitled to vote at the 2026 Annual Meeting of Shareholders available?
A list of record holders entitled to vote at the Annual Meeting will be available from May 27, 2026 through June
9, 2026, the day prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), at our principal executive offices (151 W. 42nd Street, New York, New York 10036). To view the list, please contact our Corporate Secretary by email at corporatesecretary@nasdaq.com.
17.How can I view or request copies of the Company’s SEC filings?
The Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K, and any amendments to those reports are available free of charge on the “Financials—SEC Filings” page of our Investor Relations website, which can be found at ir.nasdaq.com/financials/sec-filings. We will furnish, without charge, a copy of the Form 10-K, including the financial statements, to any shareholder upon request to the Nasdaq Investor
Relations Department, Attention: Ato Garrett, 151 W. 42nd Street, New York, New York 10036, in writing, or by email at investor.relations@nasdaq.com.
18.How do I submit a proposal or director nomination for inclusion in the 2027 Proxy Statement?
Nasdaq shareholders who wish to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Proxy Statement for Nasdaq’s 2027 Annual Meeting must submit them on or before December 25, 2026 to the Corporate Secretary and must otherwise comply with the requirements of Rule 14a-8.
Our By-Laws include a proxy access provision that permits a shareholder, or a group of shareholders, owning at least 3% of our outstanding shares of common stock continuously for at least three years, to nominate and include in the proxy materials for an Annual Meeting, director nominees constituting up to the greater of two individuals and 25% of the total number of directors then in office, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in the By-Laws. Notice of director nominations submitted under these requirements must be received no earlier than November 25, 2026 and no later than December 25, 2026.
Nasdaq shareholders may also recommend individuals for consideration by the Nominating & Governance
Committee for nomination to the Nasdaq Board. Holders should submit such recommendations in writing, together with any supporting documentation the holder deems appropriate, to Nasdaq’s Corporate Secretary prior to January 31, 2027.

19.How do I submit other proposals or director nominations for presentation at the 2027 Annual
Meeting?
Our By-Laws also establish an advance notice procedure for other proposals or director nominations that are not submitted for inclusion in the Proxy Statement, but that a shareholder instead wishes to present directly at an Annual Meeting. Under these procedures, a shareholder must deliver a notice containing certain information, as set forth in the By-Laws, to Nasdaq’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the prior year’s meeting. Assuming the 2027 Annual Meeting is held according to this year’s schedule, the notice must be delivered on or prior to the close of business on March 12, 2027, but no earlier than the close of business on
February 10, 2027. However, if Nasdaq holds its Annual Meeting on a date that is more than 30 days before or
70 days after such anniversary date, the notice must be delivered no earlier than the close of business on the
120th day prior to the date of the Annual Meeting nor later than the close of business on the later of (i) the 90th day prior to the date of the Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by Nasdaq.
In addition to satisfying the foregoing requirements of our By-Laws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Nasdaq’s director nominees in compliance with Exchange Act Rule 14a-19 must provide a notice that sets forth the information required by Rule 14a-19 no later than April 11, 2027.
Annex A

Non-GAAP Financial Measures
We recommend investors review the U.S. GAAP financial measures included in this Proxy Statement, as well as the Form 10-K, including our consolidated financial statements and the notes thereto.
In addition to disclosing results determined in accordance with U.S. GAAP, we also provide non-GAAP net income attributable to Nasdaq and non-GAAP diluted EPS in the Form 10-K and this Proxy Statement. Management uses this non-GAAP information internally, along with U.S. GAAP information, in evaluating our performance and in making financial and operational decisions. We believe our presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparisons of our ongoing operating performance.
These measures are not in accordance with, or an alternative to, U.S. GAAP, and may be different from non-GAAP measures used by other companies. In addition, other companies, including companies in our industry, may calculate such measures differently, which reduces their usefulness as comparative measures. Investors should not rely on any single financial measure when evaluating our business. This non-GAAP information should be considered as supplemental in nature and is not meant as a substitute for our operating results in accordance with U.S. GAAP. We recommend investors review the U.S. GAAP financial measures included in this Proxy Statement, as well as the Form
10-K, including our consolidated financial statements and the notes thereto. When viewed in conjunction with our
U.S. GAAP results and the accompanying reconciliation, we believe these non-GAAP measures provide greater transparency and a more complete understanding of factors affecting our business than U.S. GAAP measures alone.
We understand that analysts and investors regularly rely on non-GAAP financial measures, such as non-GAAP net income attributable to Nasdaq and non-GAAP diluted EPS, to assess operating performance. We use non-GAAP net income attributable to Nasdaq and non-GAAP diluted EPS because they highlight trends more clearly in our business that may not otherwise be apparent when relying solely on U.S. GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our ongoing operating performance. We believe that excluding the following items from non-GAAP operating income and non-GAAP net income attributable to Nasdaq provides a more meaningful analysis of Nasdaq’s ongoing operating performance and comparison in
Nasdaq’s performance between periods.
Amortization expense of acquired intangible assets: We amortize intangible assets acquired in connection with various acquisitions. Intangible asset amortization expense can vary from period to period due to episodic acquisitions completed, rather than from our ongoing business operations. As such, if intangible asset amortization is included in performance measures, it is more difficult to assess the day-to-day operating performance of the businesses and the relative operating performance of the businesses between periods.
Merger and strategic initiatives expense: We have pursued various strategic initiatives and completed acquisitions and divestitures in recent years that have resulted in expenses which would not have otherwise been incurred. The frequency and the amount of such expenses vary significantly based on the size, timing, and complexity of the transactions. These expenses primarily include integration costs, as well as legal, due diligence, and other third-
party transaction costs.
Restructuring charges: In the fourth quarter of 2023, following the closing of the Adenza acquisition, our management approved, committed to, and initiated a restructuring program to optimize our efficiencies as a combined organization. We further expanded this program in the fourth quarter of 2024 following the achievement of our initial targets. Actions taken as part of this program were completed as of December 31, 2025, while certain costs may be recognized in the first half of 2026. In addition, we completed our divisional realignment program in
September 2024. See Note 20, “Restructuring Charges,” to the consolidated financial statements in the Form 10-K for further discussion of these programs.
Net (income) loss from unconsolidated investees: We exclude our share of the earnings and losses of our equity method investments. This provides a more meaningful analysis of Nasdaq’s ongoing operating performance or comparison in Nasdaq’s performance between periods. See “Equity Method Investments,” of Note 6, “Investments,”
to the consolidated financial statements in the Form 10-K for further discussion.
Other significant items: We have excluded certain other charges or gains, including certain tax items, that are the result of other non-comparable events to measure operating performance.
For 2025, other significant items primarily included:
•a gain on extinguishment of debt, which is included in general, administrative, and other expense in our
Consolidated Statements of Income in the Form 10-K;
•net gains on divestitures of our Solovis business, Nordic power futures business, and our Nasdaq Risk Modelling for Catastrophes business. These gains are net of costs to sell;
•accruals relating to certain legal matters, which are recorded in professional and contract services in the
Consolidated Statements of Income in the Form 10-K;

2026 NASDAQ PROXY STATEMENT
•net gains and losses from strategic investments entered into through our corporate venture program, which are included in other income (loss) in our Consolidated Statements of Income in the Form 10-K; and
•other tax adjustments that reflect a tax benefit related to payments made to certain former Adenza employees as well as tax benefits from the revaluation of deferred tax liabilities to a lower blended state and local tax rate, revised state positions related to prior years, the release of a prior year reserve following a favorable audit settlement, and a divestiture in 2025.
For 2024, other significant items primarily included:
•as part of finalizing the purchase accounting of the Adenza acquisition, we implemented a change to the accounting treatment of the revenues associated with AxiomSL on-premises subscription contracts, which are included in the Regulatory Technology business within the Financial Technology segment, and recorded a one-
time revenue reduction related to the prior year impact from this change. Starting in the third quarter of 2024, we began recognizing AxiomSL’s subscription-based revenues on a ratable basis over the contract term. See
Note 3, “Revenue From Contracts With Customers,” to the consolidated financial statements in the Form 10-K for further discussion;
•a loss on extinguishment of debt, which is included in general, administrative, and other expense in our
Consolidated Statements of Income in the Form 10-K;
•the settlement of a previously disclosed Swedish Financial Supervisory Authority, or SFSA, inquiry and accruals related to certain legal matters. The fine is recorded in regulatory expense and the accruals are recorded in professional and contract services and general, administrative, and other expense in the Consolidated
Statements of Income in the Form 10-K;
•final settlement charge associated with the termination of our U.S. pension plan, which is recorded in compensation and benefits expense in the Consolidated Statements of Income in the Form 10-K;
•gains from strategic investments entered into through our corporate venture program, which are included in other income (loss) in our Consolidated Statements of Income in the Form 10-K; and
•other tax adjustments that reflect a tax benefit related to payments made to certain former Adenza employees, a one-time net tax expense of $33 million related to the completion of an intra-group transfer of certain intellectual property assets to our U.S. headquarters as well as a tax benefit related to return to provision adjustments and release of tax reserves due to lapse in statute of limitations.
For 2023, other significant items primarily included:
•impairment charges related to our operating lease assets and leasehold improvements associated with vacating certain leased office space, which are recorded in occupancy and depreciation and amortization expense in our
Consolidated Statements of Income in the Form 10-K;
•accruals related to certain legal matters which were partially offset by insurance recoveries related to certain legal matters. The charges and related insurance recoveries are recorded in professional and contract services and general, administrative and other expense in the Consolidated Statements of Income in the Form 10-K;
•a partial settlement charge associated with the termination of our U.S. pension plan, which is recorded in compensation and benefits expense in the Consolidated Statements of Income in the Form 10-K; and
•certain financing costs related to the Adenza acquisition, which are included in other income (loss) in our
Consolidated Statements of Income in the Form 10-K.
Significant tax items: The non-GAAP adjustment to the income tax provision included the tax impact of each non-
GAAP adjustment.

The following table presents reconciliations between U.S. GAAP net revenue and non-GAAP net revenue as well as
U.S. GAAP operating income and non-GAAP operating income.

	Year Ended December 31,

	2025	2024	2023

	(in millions)

Total GAAP net revenue	$5,249	$4,649	$3,895
Adenza purchase accounting adjustment	—	34	—
Total Non-GAAP net revenue	$5,249	$4,683	$3,895

U.S. GAAP operating income	$2,331	$1,798	$1,578
Non-GAAP adjustments:
Adenza purchase accounting adjustment	—	34	—
Amortization expense of acquired intangible assets	487	488	206
Merger and strategic initiatives expense	60	35	148
Restructuring charges	42	116	80
Lease asset impairments	—	—	25
Extinguishment of debt	(18)	4	—
Legal and regulatory matters	6	20	12
Pension settlement charge	—	23	9
Other	10	3	7
Total non-GAAP adjustments	587	723	487
Non-GAAP operating income	$2,918	$2,521	$2,065
GAAP operating margin[1]	44%	39%	41%
Non-GAAP operating margin[1]	56%	54%	53%
1.Operating margin represents operating income divided by total net revenues.

2026 NASDAQ PROXY STATEMENT
The following table presents reconciliations between U.S. GAAP net income attributable to Nasdaq and diluted EPS and non-GAAP net income attributable to Nasdaq and diluted EPS.

	Year Ended December 31,

	2025	2024	2023

	(in millions, except per share amounts)

U.S. GAAP net income attributable to Nasdaq	$1,788	$1,117	$1,059
Non-GAAP adjustments:
Adenza purchase accounting adjustment	—	34	—
Amortization expense of acquired intangible assets	487	488	206
Merger and strategic initiatives expense	60	35	148
Restructuring charges	42	116	80
Lease asset impairments	—	—	25
(Gain) loss on extinguishment of debt	(18)	4	—
Net gain on divestitures	(86)	—	—
Net (income) loss from unconsolidated investees	(83)	(16)	7
Legal and regulatory matters	6	20	12
Pension settlement charge	—	23	9
Other	40	(15)	21
Total non-GAAP adjustments	448	689	508
Total non-GAAP tax adjustments	(113)	(168)	(134)
Other tax adjustments	(109)	(7)	—
Total non-GAAP adjustments, net of tax	226	514	374
Non-GAAP net income attributable to Nasdaq	$2,014	$1,631	$1,433
U.S. GAAP effective tax rate	16.7%	23.1%	24.6%
Total adjustments from non-GAAP tax rate	5.7%	0.7%	0.4%
Non-GAAP effective tax rate	22.4%	23.8%	25.0%
Weighted-average common shares outstanding for diluted EPS	578.6	579.2	508.4
U.S. GAAP diluted EPS	$3.09	$1.93	$2.08
Total adjustments from non-GAAP net income	0.39	0.89	0.74
Non-GAAP diluted EPS	$3.48	$2.82	$2.82

Cautionary Note Regarding Forward-Looking Statements
Information set forth in this Proxy Statement contains forward-looking statements that involve a number of risks and uncertainties. Words such as “may,” “will,” “could,” “should,” “estimates,” “expects,” “intends,” “plans,” “believes,” and words or terms of similar substance used in connection with any discussion of future expectations as to industry or regulatory developments, business initiatives or strategies, future operating results or financial performance, and other future developments are intended to identify forward-looking statements. Nasdaq cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. These include, among others, statements relating to:
•our strategic direction, including changes to our corporate structure;
•the integration of acquired businesses, including accounting decisions relating thereto;
•the scope, nature, or impact of acquisitions, divestitures, investments, joint ventures, or other transactional activities;
•the effective dates for, and expected benefits of, ongoing initiatives, including transactional activities and other strategic, restructuring, technology, de-leveraging, and capital return initiatives;
•our products and services;
•our corporate governance;
•our shareholder engagement;
•our corporate culture; and
•our executive compensation program.
Forward-looking statements involve a number of risks, uncertainties, or other factors beyond Nasdaq’s control.
These factors include, but are not limited to: Nasdaq’s ability to implement its strategic initiatives; economic, political, and market conditions and fluctuations; geopolitical instability; government and industry regulation; interest rate risk; U.S. and global competition; and other factors detailed in Nasdaq’s filings with the SEC, including its annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available on Nasdaq’s investor relations website at ir.nasdaq.com and the SEC’s website at sec.gov. Nasdaq undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.
References To Websites
Information contained on our website, or any website that is linked to or otherwise referenced herein, is not incorporated into, or a part of, this Proxy Statement.

NASDAQ, INC.
151 W. 42ND ST.
NEW YORK, NY 10036
ATTN: ERIKA MOORE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NDAQ2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94062-P51901

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NASDAQ, INC.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1.

1. Election of 12 Directors	For	Against	Abstain
1a. Melissa M. Arnoldi	☐	☐	☐
1b. Charlene T. Begley	☐	☐	☐
1c. Adena T. Friedman	☐	☐	☐
1d. Essa Kazim	☐	☐	☐
1e. Thomas A. Kloet	☐	☐	☐
1f. Kathryn A. Koch	☐	☐	☐
1g. Holden Spaht	☐	☐	☐
1h. Michael R. Splinter	☐	☐	☐
1i. Johan Torgeby	☐	☐	☐
1j. Toni Townes-Whitley	☐	☐	☐
1k. Jeffery W. Yabuki	☐	☐	☐
1l. Alfred W. Zollar	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.	For	Against	Abstain
2. Advisory vote to approve the Company's executive compensation as presented in the Proxy Statement	☐	☐	☐
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	☐	☐	☐

NOTE: To transact such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V94063-P51901

Nasdaq

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NASDAQ, INC.
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2026

The undersigned shareholder of Nasdaq, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of 2026 Annual Meeting of Shareholders and Proxy Statement with respect to the 2026 Annual Meeting of Shareholders of Nasdaq, Inc. to be held at www.virtualshareholdermeeting.com/NDAQ2026 on Wednesday, June 10, 2026 at 8:00 A.M. Eastern Time, and hereby appoints John A. Zecca and Erika Moore, and each of them, as proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote the Nasdaq, Inc. common stock of the undersigned at such meeting, as set forth on the reverse side, and in their discretion upon any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN THEIR DISCRETION (1) FOR THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND (2) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR THE INTERNET.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE